UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant   ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Vireo Growth Inc.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE OF ANNUAL GENERAL AND SPECIAL MEETING OF THE SHAREHOLDERS OF

VIREO GROWTH INC.

AND MANAGEMENT INFORMATION CIRCULAR

TO BE HELD ON FRIDAY, MAY 29, 2026
AT 10:00 A.M. (CENTRAL TIME)

April 16, 2026
This proxy statement is dated April 16, 2026, and is first being made available to shareholders on or about April 16, 2026.
i

VIREO GROWTH INC.
207 South 9th Street, Minneapolis, Minnesota 55402

NOTICE OF ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS
NOTICE IS HEREBY GIVEN that, an annual general and special meeting (the “Meeting”) of holders (“Shareholders”) of the subordinate voting shares (the “Subordinate Voting Shares”) and multiple voting shares (the “Multiple Voting Shares”), each without par value (collectively, the “Vireo Shares”) of Vireo Growth Inc. (“Vireo”) will be held on Friday, May 29, 2026 at 10 a.m. Central Time via live webcast at www.virtualshareholdermeeting.com/VREOF2026. You will not be able to attend the Meeting in person. Online check-in will begin at 9:30 a.m. Central Time, and we encourage you to allow ample time for the online check-in procedures. The accompanying proxy statement and management information circular (the “Circular”) contains defined terms.
The Meeting is being called for the following purposes:
1.	to fix the number of directors of Vireo (the “Board”) to be elected at seven;
2.	to elect Kyle Kingsley, Ross Hussey, Victor Mancebo, Judd Nordquist, John Mazarakis, Michael Steiner and Christopher Hagedorn as directors of Vireo to take office immediately following the Meeting;
3.
to consider and, if thought appropriate, to pass an ordinary resolution approving a consolidation of Vireo’s outstanding Subordinate Voting Shares, Multiple Voting Shares and the super voting shares, no par value (the “Super Voting Shares”) at a ratio not less than 20-for-1 and not more than 40-for-1, with the ratio at which the consolidation would be effected to be a ratio within the range to be determined at the discretion of the Board (the “Share Consolidation”), the full text of which is set forth in Proposal 3 in the accompanying Circular;

4.	to appoint Davidson & Company LLP as the auditor of Vireo for the ensuing year and to authorize the Board to fix their remuneration;
5.
to consider and, if thought appropriate, to pass an ordinary resolution approving a Second Amendment to the Employment Agreement between the Company and John Mazarakis as the Chief Executive Officer of the Company (the “Second Amendment to the Mazarakis Employment Agreement”), as more fully described in the accompanying Circular (the “Employment Agreement Amendment”);

6.
to consider and, if thought appropriate, to pass an ordinary resolution approving a distribution of securities to Mr. Mazarakis in accordance with the Second Amendment to the Mazarakis Employment Agreement, the full text of which is set forth in Proposal 6 in the accompanying Circular; and

7.	to transact such further or other business as may properly come before the Meeting or any other adjournments or postponements thereof.
At the Meeting, Shareholders will also receive the audited consolidated financial statements of Vireo for the fiscal years ended December 31, 2025 and 2024 and the reports of the auditors thereon. No shareholder vote is required in connection with this item.
As permitted by the rules adopted by the Securities and Exchange Commission (the “SEC”), we are mailing to most of our shareholders a Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”) instead of a printed copy of our proxy materials (i.e., the Notice of Annual General and Special Meeting of Shareholders, the Circular, and our 2025 Annual Report to Shareholders, and a form of proxy card or voting instruction form). The Notice of Internet Availability contains instructions on how to access those documents via the internet and how to submit your proxy. The Notice of Internet Availability also contains instructions on how to request a printed copy of our proxy materials. Shareholders who do not receive a Notice of Internet Availability will receive a printed copy of the proxy materials by mail. You may also access the audited annual consolidated financial statements of Vireo for the years ended December 31, 2025 and 2024 and the reports of the auditors thereon. No vote is required in connection with this matter.
We are relying on certain exemptions from Canadian securities legislation for compliance with SEC notice and access rules, which permit a reporting issuer to use a delivery method permitted under U.S. federal securities law under certain circumstances.
ii

Specific details of the matters proposed to be put before the Meeting are set forth in the Circular which accompanies this Notice of Annual General and Special Meeting of Shareholders (the “Notice of Meeting”). The Board is not aware of any other business to be presented for a vote at the Meeting.
The record date for determining the Shareholders entitled to receive notice of and vote at the Meeting is the close of business on April 7, 2026 (the “Record Date”). Only Shareholders whose names have been entered in the register of Shareholders as of the close of business on the Record Date are entitled to receive notice of and to vote at the Meeting. As of the Record Date, (i) the number of Subordinate Voting Shares outstanding and entitled to vote at the Meeting is 1,147,581,3621, each of which is entitled to one vote; and (ii) the number of Multiple Voting Shares outstanding and entitled to vote at the Meeting is 232,490, each of which is entitled to 100 votes.
Whether or not you are able to virtually attend the Meeting, you are encouraged to provide voting instructions as soon as possible by (1) dating, signing and promptly returning the proxy card in the envelope provided to you, if you receive a printed copy of the proxy materials, or (2) using the methods of voting described on your proxy card, voting instruction form or Notice of Internet Availability. To be counted at the Meeting, a Shareholder’s proxy or voting instructions must be received by 11:59 p.m. Eastern Time May 27, 2026, or if the Meeting is postponed or adjourned, at least 48 hours (excluding non-business days) prior to the date of the postponed or adjourned Meeting. Please note, if you received a voting instruction form and you hold your Vireo Shares through a broker or other intermediary, you must provide your instructions to your broker, investment dealer or other intermediary as specified in the voting instruction form and by the deadline set out therein (which may be an earlier time than set out above). Vireo reserves the right to accept late proxies and to waive the proxy cut-off, with or without notice, but is under no obligation to accept or reject any particular late proxy.
The Board unanimously recommends that Shareholders vote “FOR” fixing the number of directors to be elected at the Meeting at seven as set forth in Proposal 1, “FOR” the election of Kyle Kingsley, Ross Hussey, Victor Mancebo, Judd Nordquist, John Mazarakis, Michael Steiner and Christopher Hagedorn as directors of Vireo to take office immediately following the Meeting as set forth in Proposal 2, “FOR” the Share Consolidation as set forth in Proposal 3, “FOR” the appointment of Davidson & Company LLP as the auditor of Vireo for the ensuing year and to authorize the Board to fix their remuneration as set forth in Proposal 4, “FOR” the Employment Agreement Amendment as set forth in Proposal 5, and “FOR” the approval of a distribution of securities to Mr. Mazarakis in accordance with the Second Amendment to the Mazarakis Employment Agreement as set forth in Proposal 6.
Shareholders who are planning to provide voting instructions in accordance with the Notice of Internet Availability or voting instruction form are encouraged to review the Circular carefully before submitting such voting instructions.
DATED as of April 16, 2026

BY ORDER OF THE BOARD OF DIRECTORS

/s/ John Mazarakis
Name: John Mazarakis
Title: Chief Executive Officer and Co-Executive Chairman of the Board

Important Notice Regarding the Availability of Proxy Materials for
the Shareholders Meeting to Be Held on Friday, May 29, 2026

The Notice of Meeting, the Circular, form of proxy and Annual Report to Shareholders are available on the internet at the following website: www.proxyvote.com
And under Vireo’s profiles on SEDAR+ at www.sedarplus.ca and on EDGAR at www.sec.gov
[1]	Excludes 90,740,741 Subordinate Voting Shares being held in escrow related to the acquisition of certain retail assets of Pharmacann Inc., which had not closed as of the Record Date.
iii

PROXY STATEMENT

This Circular includes forward-looking statements. These statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. For a discussion of some of the risks and important factors that could affect Vireo’s business, operations, future results and financial condition, see “Risk Factors” in Vireo’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the Securities and Exchange Commission on March 17, 2026 and the Canadian Securities Authorities under Vireo’s profile on SEDAR+ at www.sedarplus.ca.

VIREO GROWTH INC.
207 South 9th Street, Minneapolis, Minnesota 55402
PROXY STATEMENT / MANAGEMENT INFORMATION CIRCULAR
This proxy statement and management information circular (the “Circular”) is being furnished in connection with the solicitation of proxies by the board of directors of Vireo Growth Inc. (“Vireo”) for use at the annual general and special meeting (the “Meeting”) of its shareholders (the “Shareholders”) to be held at the date, time and place and for the purposes set forth in the attached Notice of Annual General and Special Meeting of Shareholders (the “Notice of Meeting”).
NOTICE REGARDING INFORMATION
When used in this Circular, the terms “Vireo,” “we,” “our,” “us” and the “Company” refer to Vireo Growth Inc. and our consolidated subsidiaries; and the term “fiscal year” refers to our fiscal year, which is based on a 12-month period ending December 31 of each year (e.g., fiscal year 2025 refers to the 12-month period ended December 31, 2025).
Unless otherwise specifically stated, information contained in this Circular is given as April 16, 2026. This Circular is dated April 16, 2026, and is first being mailed to the Shareholders on or about April 16, 2026. Unless otherwise specifically stated, all references to dollars or to “$” are references to United States dollars.
This Circular does not constitute an offer to buy, or a solicitation of an offer to sell, any securities, or the solicitation of a proxy, by any person in any jurisdiction in which such an offer or solicitation is not authorized or in which the person making such an offer or solicitation is not qualified to do so or to any person to whom it is unlawful to make such an offer or solicitation.
Shareholders should not construe the contents of this Circular as legal, tax or financial advice and should consult with their own legal, tax, financial or other professional advisors.

QUESTIONS AND ANSWERS ABOUT THE MEETING
The following questions and answers briefly address some commonly asked questions about the proposals to be presented at the Meeting. The following questions and answers may not include all the information that is important to the Shareholders. We urge the Shareholders to carefully read this entire Circular, including the documents referred to herein.
Why am I receiving these materials?
We are providing this Circular and related meeting materials to you in connection with the solicitation, by the board of directors of Vireo (the “Board”), of proxies to be voted at the Meeting. You are receiving this Circular because you were a Shareholder as of the close of business on April 7, 2026 (the “Record Date”). The Notice of Meeting provides notice of the Meeting, and this Circular describes the proposals presented for Shareholder action and includes information required to be disclosed to Shareholders. This solicitation of your proxy or proxies (your vote) is made on behalf of the Board of Vireo. The cost of this solicitation will be borne by Vireo.
It is expected that the solicitation of proxies will be made primarily by mail, but proxies may also be solicited personally or by telephone, email, internet, facsimile transmission or other electronic or other means of communication by directors, officers, employees, agents or other representatives of Vireo.
What is a proxy?
A form of proxy is a document that authorizes someone to attend the Meeting and cast your votes for you. You may vote your shares by proxy by (1) dating, signing and promptly returning the proxy card in the envelope provided to you, if you received a printed copy of the proxy materials, or (2) following the instructions set forth on your proxy card, voting instruction form or Notice of Internet Availability. You can also use any other legal form of proxy.
When and where is the Meeting?
The Meeting will be held on May 29, 2026 at 10:00 a.m. Central Time, exclusively through remote communication in a virtual meeting format. You will not be able to attend the Meeting in person. The live webcast will be available at www.virtualshareholdermeeting.com/VREOF2026.
What is Vireo proposing?
At the Meeting, you will be asked to consider and vote upon the following proposals:
1.	To fix the number of directors of Vireo to be elected at seven;
2.	To elect Kyle Kingsley, Ross Hussey, Victor Mancebo, Judd Nordquist, John Mazarakis, Michael Steiner and Christopher Hagedorn as directors of Vireo to take office immediately following the Meeting;
3.
To consider and, if thought appropriate, to pass an ordinary resolution approving a consolidation of Vireo’s outstanding subordinate voting shares (the “Subordinate Voting Shares”), multiple voting shares (the “Multiple Voting Shares”) and the super voting shares (the “Super Voting Shares”), each without par value, at a ratio not less than 20-for-1 and not more than 40-for-1, with the ratio at which the consolidation would be effected to be a ratio within the range to be determined at the discretion of the Board (the “Share Consolidation”), the full text of which is set forth in Proposal 3 in this Circular; and

4.	To appoint Davidson & Company LLP as the auditor of Vireo for the ensuing year and to authorize the Board to fix their remuneration.
5.
To consider and, if thought appropriate, to pass an ordinary resolution approving a Second Amendment to the Employment Agreement between the Company and John Mazarakis as the Chief Executive Officer of the Company (the “Second Amendment to the Mazarakis Employment Agreement”), as more fully described in the accompanying Circular (the “Employment Agreement Amendment”).

6.
To consider and, if thought appropriate, to pass an ordinary resolution approving a distribution of securities to Mr. Mazarakis in accordance with the Second Amendment to the Mazarakis Employment Agreement, the full text of which is set forth in Proposal 6 in this accompanying Circular.

At the Meeting, Shareholders will also receive the audited annual consolidated financial statements of Vireo for the fiscal years ended December 31, 2025 and 2024 (the “Audited Financial Statements”), and the reports of the auditors thereon. No shareholder vote is required in connection with this matter.

What are the Board’s recommendation as to how I should vote on these proposals?
The Board unanimously recommends that Shareholders vote “FOR” fixing the number of directors of the Board at seven as set forth in Proposal 1, “FOR” the election of Kyle Kingsley, Ross Hussey, Victor Mancebo, Judd Nordquist, John Mazarakis, Michael Steiner and Christopher Hagedorn as directors of Vireo to take office immediately following the Meeting as set forth in Proposal 2, “FOR” the Share Consolidation as set forth in Proposal 3, “FOR” the appointment and remuneration of Davidson & Company LLP as Vireo’s auditors as set forth in Proposal 4, “FOR” the Employment Agreement Amendment as set forth in Proposal 5, and “FOR” the approval of a distribution of securities to Mr. Mazarakis in accordance with the Second Amendment to the Mazarakis Employment Agreement as set forth in Proposal 6.
Who may vote at the Meeting and how are votes counted?
Only record holders of the Subordinate Voting Shares and the Multiple Voting Shares (collectively, the “Vireo Shares”) of Vireo, as of the Record Date (the “Registered Shareholders”) will be entitled to vote at the Meeting. On the Record Date, Vireo had 1,147,581,362 Subordinate Voting Shares and 232,490 Multiple Voting Shares outstanding. On each matter to be voted upon at the Meeting, each outstanding Multiple Voting Share entitles the holder to 100 votes; and each outstanding Subordinate Voting Share entitles the holder to one vote.
How do I attend and participate at the Meeting?
Vireo is holding the Meeting as a completely virtual meeting, which means the Meeting will be conducted via live webcast. In order to participate or vote at the Meeting, you must access www.virtualshareholdermeeting.com/VREOF2026 to log-in on the day of the Meeting and enter your control number located on your Notice of Internet Availability, proxy card, or voting instruction form (“VIF”) or received via email from Broadridge. Shareholders will not be able to attend the Meeting in person.
If you have previously voted, you do not need to vote again when the polls open. By voting at the Meeting, you will revoke your previous voting instructions received prior to the voting cut-off.
Guests may attend the Meeting online at www.virtualshareholdermeeting.com/VREOF2026 in a listen-only mode and will not be able to participate or vote at the Meeting.
How do I submit my vote?
Voting by Proxy before the Meeting — Registered Shareholders
If you are a Registered Shareholder as of the Record Date, you can vote by proxy by:
•
Internet – You can vote via the internet by following the instructions on your Notice of Internet Availability or proxy card. You will need the control number on your Notice of Internet Availability or proxy card.

•	Telephone – You can vote by telephone toll-free by following the instructions on your proxy card. You will need the control number on your Notice of Internet Availability or proxy card.
•	Mail – If you received a printed copy of the proxy materials, you can vote by completing, signing and returning the proxy card in the envelope provided.
If you are voting by proxy, you must ensure that the proxy is received not later than 11:59 p.m. Eastern Time on May 27, 2026, or, in the case of any adjournment or postponement of the Meeting, not less than 48 hours, Saturdays, Sundays and holidays excepted, prior to the time of the adjournment or postponement. The time limit for the delivery of proxies may also be waived or extended by the Chair of the Meeting at his or her discretion, without notice.
Voting by Proxy before the Meeting — Beneficial Shareholders
If you are a Beneficial Shareholder as of the Record Date, you can vote following the instructions received from your broker, investment dealer, bank, trust company, custodian, nominee, or other intermediary (an “Intermediary”).
Voting at the Meeting
Shareholders as of the Record Date may vote at the Meeting. In order to vote during the Meeting, you must access www.virtualshareholdermeeting.com/VREOF2026 to log-in on the day of the Meeting and enter your control number located on your Notice of Internet Availability, proxy card, or VIF or received via email from Broadridge.

Can I change my vote or revoke my proxy?
Yes. In addition to revocation in any other manner permitted by law, a Registered Shareholder who has given a proxy may revoke it by:
•
Executing a proxy card bearing a later date or executing a valid notice of revocation, either of the foregoing to be executed by the Registered Shareholder or the Registered Shareholder’s authorized attorney in writing, or, if the Registered Shareholder is a corporation, under its corporate seal by an officer or attorney duly authorized, and by delivering the proxy card bearing a later date to Broadridge or to Vireo’s office at 207 South 9th Street, Minneapolis, Minnesota 55402 USA, provided that the proxy card or notice of revocation must be received no later than 11:59 p.m. Eastern Time on May 27, 2026, or in the case of an adjournment or postponement, no later than 48 hours prior to the date of the postponed or adjourned meeting;

•	Voting by proxy again by telephone or via the internet by following the instructions on your Notice of Internet Availability or proxy card; or
•	Attending the Meeting online and voting your Vireo Shares.
Your latest proxy card, telephone vote or internet vote with respect to the same shares is the one that will be counted.
A Beneficial Shareholder who wishes to revoke his, her, their, or its vote should carefully follow the instructions on how to do so provided by the applicable Intermediary, as instructions and timing may vary with each Intermediary. An Intermediary may not be able to revoke such instructions if it receives insufficient notice of revocation.
A revocation of a proxy will not affect a matter on which a vote is taken before the revocation.
What is a Beneficial Shareholder?
Shareholders who do not hold the Vireo Shares in their own name are known as “Beneficial Shareholders,” or “Non-Registered Shareholders.” If the Vireo Shares are listed in an account statement provided to a Shareholder by an Intermediary, then in almost all cases those Vireo Shares will not be registered in the Shareholder’s name on the records of Vireo. Such Vireo Shares will more likely be registered under the names of Intermediaries. In Canada, the vast majority of such Vireo Shares are registered under the name of CDS & Co. (the registration for the Canadian Depository for Securities, which acts as nominee for many Canadian brokerage firms). In the United States, the vast majority of such Vireo Shares are registered under the name of Cede & Co. as nominee for The Depository Trust Corporation (which acts as depositary for many United States brokerage firms and custodian banks).
Intermediaries are required to seek voting instructions from Beneficial Shareholders in advance of meetings of shareholders. Every Intermediary has its own mailing process and provides its own return instructions to clients.
There are two kinds of Beneficial Shareholders: Objecting Beneficial Owners object to their name being made known to the issuers of securities which they own; and Non-Objecting Beneficial Owners who do not object to the issuers of the securities they own knowing who they are.
If you are a Beneficial Shareholder, you should carefully follow the instructions of your Intermediary in order to ensure that your Vireo Shares are voted at the Meeting.
What constitutes a quorum?
The Meeting will be held only if a quorum is present. A quorum will be present if there is at least one Shareholder or duly appointed proxyholder who is present in person or by proxy at the Meeting. Vireo Shares represented by properly completed proxy cards or VIFs either marked “abstain” or “withhold” or returned without voting instructions, are counted as present and entitled to vote for the purpose of determining whether a quorum is present at the Meeting. If Vireo Shares are held by Intermediaries who are prohibited from exercising discretionary authority for Beneficial Shareholders who have not given voting instructions, those Vireo Shares will be counted as represented at the Meeting for the purpose of determining whether a quorum is present at the Meeting.

What vote is required to approve the proposals presented at the Meeting?
The vote required to approve all of the proposals listed herein assumes the presence of a quorum.

No.	Proposal	Votes Necessary
1.	Number of Directors Proposal
Approval requires the affirmative vote of a simple majority of the votes cast by the holders of Vireo Shares present in person or represented by proxy and entitled to vote at the Meeting, voting together as a single class.

Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the voting on the Number of Directors Proposal.

2.	Director Election Proposal
Directors are elected by a plurality of the votes cast by the holders of Vireo Shares present in person or represented by proxy and entitled to vote at the Meeting, voting together as a single class.

Withheld votes and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the voting on the Director Election Proposal.

3.	Share Consolidation Proposal
Approval requires the affirmative vote of a simple majority of the votes cast by the holders of the Subordinate Voting Shares present in person or represented by proxy and entitled to vote at the Meeting and the affirmative vote of a simple majority of the votes cast by the holders of the Multiple Voting Shares present in person or represented by proxy and entitled to vote at the Meeting.

Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the voting on the Share Consolidation Proposal.

4.	Auditor Appointment Proposal
Approval requires the affirmative vote of a simple majority of the votes cast by the holders of Vireo Shares present in person or represented by proxy and entitled to vote at the Meeting, voting together as a single class.

Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the voting on the Auditor Appointment Proposal.

5.	Employment Agreement Amendment Proposal
Approval requires the affirmative vote of a simple majority of the votes cast by the disinterested holders of Vireo Shares present in person or represented by proxy and entitled to vote at the Meeting, voting together as a single class. Mr. Mazarakis is excluded from voting on the Employment Agreement Amendment Proposal.

Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the voting on the Employment Agreement Amendment Proposal.

6.	Approval of Equity Awards Pursuant to the Employment Agreement Proposal
Approval requires the affirmative vote of a simple majority of the votes cast by the disinterested holders of the Vireo Shares present in person or represented by proxy and entitled to vote at the Meeting, voting together as a single class. Mr. Mazarakis is excluded from voting on the Approval of Equity Awards Pursuant to the Employment Agreement Proposal.

Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the voting on the Approval of Equity Awards Pursuant to the Employment Agreement Proposal.

How will broker non-votes be treated?
A “broker non-vote” occurs when an Intermediary who holds its customer’s Vireo Shares in street name submits proxies for such Vireo Shares but indicates that it does not have authority to vote on a particular matter. Generally, this occurs when Intermediaries have not received any instructions from their customers. Without specific instructions, Canadian Intermediaries are prohibited from voting their customers’ Vireo Shares.
Without specific instructions, U.S. Intermediaries, as the holders of record, are permitted to vote their customers’ Vireo Shares on “routine” matters only, but not on other matters.
Who will count the votes?
A representative of Broadridge will act as scrutineer at the Meeting and will count the votes.
Will my vote be kept confidential?
Yes. As a matter of policy, Shareholder proxies, ballots and tabulations that identify individual Shareholders are kept confidential.
Who pays to prepare, mail and solicit the proxies?
The solicitation of proxies will be primarily by mail, but proxies may be solicited personally or by telephone, email, internet, facsimile transmission or other electronic or other means of communication by directors, officers, and regular employees of Vireo. Vireo will bear all costs of this solicitation. We have arranged for Intermediaries to forward the Meeting materials to Beneficial Shareholders and we may reimburse the Intermediaries for their reasonable fees and disbursements in that regard.
How will my Vireo Shares be voted if I vote by proxy but do not indicate instructions for how to vote?
If you properly submit a proxy without indicating your instructions for how your Vireo Shares should be voted, your Vireo Shares represented by such proxy will be voted:
•	“FOR” fixing the number of directors on the Board to be elected at the Meeting at seven as set forth in Proposal 1.
•
“FOR” the election of Kyle Kingsley, Ross Hussey, Victor Mancebo, Judd Nordquist, John Mazarakis, Michael Steiner and Christopher Hagedorn as directors of Vireo to take office immediately following the Meeting as set forth in Proposal 2.

•	“FOR” the Share Consolidation as set forth in Proposal 3.
•	“FOR” the appointment of Davidson & Company LLP as the auditor of Vireo for the ensuing year and to authorize the Board to fix their remuneration as set forth in Proposal 4.
•	“FOR” the Employment Agreement Amendment as set forth in Proposal 5.
•	“FOR” the approval of a distribution of securities to Mr. Mazarakis in accordance with the Second Amendment to the Mazarakis Employment Agreement as set forth in Proposal 6.
Do shareholders of Vireo have cumulative voting rights?
Shareholders have no cumulative voting rights.
What if other matters come up during the Meeting?
If any matters other than those referred to in the Notice of Meeting properly come before the Meeting, the individuals named as proxies will vote the shares for which they have been appointed as proxies in accordance with their best judgment. As of the date of this Circular, Vireo is not aware of any business other than the items referred to in the Notice of Meeting that will be considered at the Meeting.
How do I contact the Secretary of Vireo?
In several sections of this Circular, we suggest that you should contact the Secretary of Vireo to follow up on various items. You can reach our Secretary by writing to Attn: Corporate Secretary, 207 South 9th Street, Minneapolis, Minnesota 55402 USA.

Financial Statements.
The Audited Financial Statements, including the reports of the auditors thereon, will be placed before the Meeting. Additional information may be obtained upon request from Joe Duxbury, Chief Accounting Officer at 207 S. Ninth Street, Minneapolis, Minnesota 55402 USA or by email at investor@vireogrowth.com. Copies of these documents and additional information are also available on Vireo’s website at investors.vireogrowth.com/financials/regulatory-filings/, under Vireo’s SEDAR+ profile at www.sedarplus.ca and EDGAR profile at www.sec.gov.
Your vote is important.
Whether or not you plan to participate in the Meeting, prompt voting of your Vireo Shares is appreciated.
Shareholders can vote their Vireo Shares via the internet or by telephone. Instructions for using this convenient service are provided on the Notice of Internet Availability, proxy card or VIF. If you received a printed copy of the proxy materials, you may also vote your Vireo Shares by dating, signing and promptly returning the proxy card in the envelope provided to you.

PROPOSAL 1: FIX THE NUMBER OF DIRECTORS OF VIREO TO BE ELECTED AT SEVEN
Currently, the Board is composed of six directors. On April 8, 2026, Vireo completed the acquisition of The Hawthorne Gardening Company LLC (including certain of its subsidiaries, “Hawthorne”) from The Scotts Miracle-Gro Company (the “Transaction”). In connection with the Transaction, Vireo agreed to increase the size of its Board by one, and to nominate Christopher J. Hagedorn to serve as a director on the Board.
The Company is asking its shareholders to consider and, if deemed advisable, with or without modification, to approve an ordinary resolution fixing the number of directors to be elected until the next annual general meeting of shareholders, subject to the articles of Vireo relating to subsequent appointments, at seven. See “Proposal 2: Election of Directors” below.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” FIXING THE NUMBER OF DIRECTORS OF VIREO TO BE ELECTED AT SEVEN.

PROPOSAL 2: ELECTION OF DIRECTORS
The Board currently consists of six directors. The term of office of each of the six current directors will end at the conclusion of the Meeting. At the Meeting, it is proposed that seven directors be elected to hold office until the end of the next annual general meeting of the Shareholders or until their successors are elected or appointed. Unless the director’s office is vacated earlier in accordance with the provisions of the Business Corporations Act (British Columbia) (“BCBCA”), each director elected will hold office until the conclusion of the next annual general meeting of the Shareholders or if no director is then elected, until a successor is elected. If any director nominee is unable to stand for election for any reason, the shares represented at the Meeting may be voted for another candidate proposed by the Board, or the Board may choose to reduce its size.
Nominees for Election as Directors at the Meeting
Each of Dr. Kingsley and Messrs. Hussey, Mancebo, Nordquist, Mazarakis and Steiner is currently a director of Vireo. Mr. Steiner was appointed to the Board, effective April 3, 2026, and was recommended for consideration as a director by Vireo’s management.
As discussed above, on April 8, 2026, Vireo completed the acquisition of Hawthorne. In connection with the Transaction, Vireo agreed to increase the size of its Board by one, and to nominate Mr. Hagedorn to serve as a director on the Board. The Board has nominated Mr. Hagedorn for election at the Meeting.
The following table sets forth certain information regarding the director nominees. Additional biographical information on each of the nominees is included below under the section entitled “Directors and Executive Officers.”

Name of Nominee	Director Since	Residency	Principal Occupation(1)
Dr. Kyle E. Kingsley	March 2019	Minnesota, USA	Founder of Vireo and Co-Executive Chairman of the Board
Ross M. Hussey(2)(3)	July 2020	Minnesota, USA	Attorney, Smith Jadin Johnson, PLLC
Victor E. Mancebo(2)(3)	January 2021	Florida, USA	Chief Executive Officer, TheraTrue, Inc.
Judd T. Nordquist(2)(3)	March 2019	Minnesota, USA	CPA and Former Partner, Abdo L.L.P.
John Mazarakis	December 2024	Florida, USA	Chief Executive Officer of Vireo and Co-Executive Chairman of the Board
Michael Steiner	April 2026	Delaware, USA	President of Service Energy LLC
Christopher J. Hagedorn	N/A	Vermont, USA	Executive Vice President & Chief of Staff, Scotts Miracle-Gro

(1)
The information as to principal occupation, business, or employment of non-management directors is not within the knowledge of the management of Vireo and has been furnished by the respective proposed nominees.

(2)	Member of the Audit Committee of the Board (the “Audit Committee”).
(3)	Member of the Nominating, Corporate Governance and Compensation Committee of the Board (the “NCGC Committee”).
Other than Mr. Hagedorn, none of the nominees for director of Vireo are proposed for election pursuant to any arrangement or understanding between the nominee and any other person, except the directors and officers of Vireo acting solely in such capacity.
Director Qualifications
Our Board believes that each director nominee has the experience, qualifications, attributes, and skills that make him suitable to serve as a director of our Board, in light of our highly regulated cannabis business, our complex operations and large number of employees. In addition to the qualifications listed here, please refer to the biographies included under the section entitled “Directors and Executive Officers” contained herein.
Dr. Kingsley’s specific qualifications, experience, skills and expertise include leadership and management; mergers and acquisitions; capital markets transactions; and cannabis industry knowledge.
Mr. Hagedorn’s specific qualifications, experience, skills and expertise include significant leadership in corporate strategy and growth initiatives, as well as extensive experience overseeing corporate affairs functions, including communications, external affairs, government relations and environmental, social and governance matters.
Mr. Hussey’s specific qualifications, experience, skills and expertise include cannabis industry knowledge; cannabis-related legislation; and corporate strategy.

Mr. Mancebo’s specific qualifications, experience, skills and expertise include cannabis industry knowledge and experience; leadership and management; and corporate strategy.
Mr. Nordquist’s specific qualifications, experience, skills and expertise include financial statements and financial transactions; external and internal audit; and corporate strategy.
Mr. Mazarakis’s specific qualifications, experience, skills and expertise include significant entrepreneurial, operational and managerial expertise and extensive experience in operating, advising and investing in retail industries.
Mr. Steiner’s specific qualifications, experience, skills and expertise include nearly 30 years of management and financial experience.
The Board believes these qualifications bring a broad set of complementary experiences to assist in the Board’s discharge of its responsibilities.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES NAMED ABOVE FOR DIRECTOR.

DIRECTORS AND EXECUTIVE OFFICERS
The following table sets forth information regarding each director, director nominee and executive officer of Vireo. The term of office of each of the six current directors will end at the conclusion of the Meeting. Elected directors will serve until the next annual general meeting of the shareholders or until their successors are elected or appointed. A brief biography of each director, director nominee and executive officer follows the table.

Name	Age*	Position with the Company
Dr. Kyle E. Kingsley	50	Co-Executive Chair of the Board
John Mazarakis	49	Co-Executive Chair of the Board and Chief Executive Officer
Sean M. Apfelbaum	37	General Counsel and Corporate Secretary
Christopher J. Hagedorn	41	N/A
Ross M. Hussey	47	Director
Victor E. Mancebo	42	Director
Judd T. Nordquist	56	Director
Tyson Macdonald	51	Chief Financial Officer
Amber H. Shimpa	47	President and Chief Executive Officer of Vireo Health of Minnesota, LLC (“Vireo Minnesota”)
Michael Steiner	56	Director

*	Age as of the Record Date.
Dr. Kyle E. Kingsley is a board-certified emergency medicine physician and founder, Co-Executive Chairman and a director of Vireo. Dr. Kingsley served as Chief Executive Officer and Chairman of the Board of Vireo from July 2014 to February 2023. Dr. Kingsley has served as a director of Vireo (and its predecessors Goodness Growth Holdings Inc./Vireo Health International, Inc./Vireo Health, Inc./Minnesota Medical Solutions LLC) since July 2014, and he served as Executive Chairman of Vireo from February 2023 to December 2024. Dr. Kingsley has served as Co-Executive Chairman of the Board since December 2024. Since June 2024, Dr. Kingsley has served as Medical Director of Lite Medical PLLC. Dr. Kingsley has expansive experience in starting medical cannabis companies in well-regulated, limited-license states with narrow timelines for implementation. Dr.  Kingsley has been involved with all aspects of medical cannabis implementation, from horticulture and manufacturing to finance and policy. Dr. Kingsley’s primary goal is to build mainstream, cannabis-based, alternatives to opioids, alcohol, and tobacco. Dr. Kingsley’s prior experience with opioid pain medications and alcohol in the emergency department setting was a major reason for his desire to build a science-focused cannabis company. Simultaneously with his emergency medicine staffing responsibilities, Dr.  Kingsley founded and developed multiple companies including Clinical Scribes LLC, a medical scribe documentation training and implementation company, which he founded in 2007. Clinical Scribes LLC and its offshoot Medical Scribe Training Systems focus on efficient training of medical professionals, specifically medical scribes. Dr.  Kingsley is the author of a wide array of scientifically robust medical scribe training textbooks, “The Ultimate Medical Scribe Handbook” series, which is used by companies across the country to train their medical scribes. Dr.  Kingsley founded MedMacros LLC in 2012, a medical documentation augmentation company that provides physicians and other healthcare providers with online templates to improve documentation speed and comprehensiveness. Dr.  Kingsley received a Bachelor of Science degree in Biochemistry and a Bachelor of Arts degree in German from University of Minnesota in Duluth and received a Doctor of Medicine degree from the University of Minnesota, Twin Cities. During his time at the University of Minnesota, Duluth, Dr.  Kingsley worked extensively in a biochemistry laboratory and developed expertise in HPLC (high-performance liquid chromatography) and other laboratory techniques that are directly applicable to the medical cannabis industry. Dr.  Kingsley is married to Ms. Shimpa’s sister.
John Mazarakis has served as the Co-Executive Chairman and Chief Executive Officer of Vireo since December 2024. Mr. Mazarakis is co-founder and has served as partner of Chicago Atlantic Group, LP and its affiliates since April 2019. He has served as Executive Chairman of Chicago Atlantic Real Estate Finance, Inc. since December 2021. Mr. Mazarakis served as a director of Chicago Atlantic BDC, Inc. from October 2024 to June 2025, and as director of Cansortium, Inc. from July 2023 to December 2024. Mr. Mazarakis brings to Vireo over 20 years of entrepreneurial, operational, and managerial experience in the real estate, retail, and hospitality industries.
Sean M. Apfelbaum has served as the Company’s General Counsel since August 2025. Mr. Apfelbaum is responsible for overseeing the Company’s legal affairs, including corporate governance, securities law compliance, mergers and acquisitions, financing transactions, regulatory matters, and commercial contracting. Prior to joining the Company, Mr. Apfelbaum held senior legal roles supporting investment and financing activities, where he advised on corporate, transactional, and regulatory matters related to complex lending and investment structures. He previously practiced at Winston & Strawn from 2015 to 2018, Perkins Coie from 2018 to 2021 and Goldberg Kohn from 2021 to 2024 as a transactional attorney. Mr. Apfelbaum has held a role as a Senior Corporate Counsel at Chicago Atlantic since May 2024. His experience includes structuring, negotiating, and documenting a wide range of financing transactions and advising on legal risk management in highly regulated environments. Mr. Apfelbaum received his Juris Doctor from Northwestern University Pritzker School of Law.
Christopher J. Hagedorn has been Executive Vice President & Chief of Staff of The Scotts Miracle-Gro Company since November 2024. In this position, he leads the overarching strategy to advance growth initiatives along with having responsibility for corporate affairs, including corporate communications, external affairs and government relations. The Hawthorne business reports to Mr. Hagedorn. Prior to that, Mr. Hagedorn served as Division President of The Scotts Miracle-Gro Company from January 2021 until November 2024. Previously, he served as Senior Vice President & General Manager, Hawthorne from January 2017 until January 2021. Mr. Hagedorn joined The Scotts Miracle-Gro Company in 2011, initially in marketing before expanding into roles with increasing responsibility. In 2014, he launched Hawthorne, serving as Hawthorne’s division president. Mr. Hagedorn has served on the board of directors of FLUENT Corp. (CSE: FNT.U), a vertically-integrated, multi-state cannabis company, since December 2024. Mr. Hagedorn holds a Bachelor of Arts degree in History from Bowdoin College.
Ross M. Hussey is an attorney with over 15 years of experience who practices in multiple states and jurisdictions and focuses primarily on complex litigation and representing private businesses. Mr. Hussey has served as a director of Vireo since July 2020 and is the Chair of the Nominating, Corporate Governance and Compensation Committee and a member of the Audit Committee. He has practiced with Smith Jadin Johnson, PLLC since June 2019. From April 2015 through May 2019, he practiced with Benson, Kerrane, Storz & Nelson, PC (now known as Kerrane Storz, P.C.). Mr. Hussey is a founding member of Vireo U.S. where he helped create and launch Minnesota Medical Solutions, LLC. Mr. Hussey previously served as General Counsel for Minnesota Medical Solutions from December of 2014 to March of 2016 before returning to private practice. He also has prior government relations experience and was involved in the implementation of the medical cannabis program in Minnesota. Mr. Hussey holds a Bachelor of Arts degree in Political Science from Gustavus Adolphus College and received a Juris Doctor degree from William Mitchell College of Law.
Victor E. Mancebo is a business professional with over 20 years of experience in a variety of operational, retail, and agricultural leadership roles for several national and regional companies in the United States. Mr. Mancebo has served as a director of Vireo since January 2021 and is a member of the Audit Committee and Nominating, Corporate Governance and Compensation Committee. Mr. Mancebo has amassed executive leadership roles in real estate, banking, education, logistics, technology, food safety, manufacturing, agriculture, and retail. He founded O2 Natural Air LLC, a sustainable climate-control company, in 2022 and served as Chairman of the board of directors from August 2022 to August 2025. He has served as Executive Chairman of V7 Ogimaa, Inc., a vertically integrated, multi-state cannabis operator, since 2021. He served as the Chief Executive Officer of TheraTrue, Inc., a medical cannabis company, from January 2021 to 2023, and he has served as a Director of TheraTrue, Inc. since January 2021. From July 2018 through December 2020, Mr. Mancebo served as the President, Chief Executive Officer and as a Director of Liberty Health Sciences Inc., a vertically integrated cannabis company with 29 dispensaries and a 250,000 square feet production facility housed on 387 acres in Florida, which has served over 100,000 patients to date. At Liberty Health Sciences Inc., Mr. Mancebo was responsible for the growth and success of various departments including retail, sales, compliance, production, processing, cultivation, construction, facilities, and accounting. Prior to that experience, Mr. Mancebo served as a Partner and Chief Operations Officer at Gelatys, a handcrafted gelato pops company, from April 2016 through April 2018. From 2013 to 2020, Mr. Mancebo served as the Founder and Managing Director at iAgriGroup, an entity focused on providing support in the agricultural and food industry, where he was responsible for the expansion, strategy and overall operational execution of the international agriculture and food production company. Mr. Mancebo has also served as Chairman of ONICE Holdings, LLC since September 2020 and Managing director and Chairman of Issy Ventures LLC, a privately held consulting firm, since March 2023. He holds a B.A. from Florida International University and a Master Black Belt Six Sigma Certification.
Judd T. Nordquist is a Certified Public Accountant with more than 30 years of experience. Mr. Nordquist has served as Chief Executive Officer of Ibis Scientific LLC, a supplier and direct marketer of laboratory consumables and analytical lab supplies, since January 2025. From December 1993 until April 2023, Mr. Nordquist served as a Partner at

Abdo L.L.P., a public accounting firm, and its predecessor. Mr. Nordquist has served as a director of Vireo since March 2019 and is a member of the Nominating, Corporate Governance and Compensation Committee and the Chair of Audit Committee. He has served on boards, audit committees, transaction committees and has held leadership roles with several organizations. Mr. Nordquist has served as a director of Veritas Aortic Solutions since December 2025 and Dayton Rogers Mfg, Inc. since October 2023. During his career in public accounting, Mr. Nordquist served in several leadership roles including the Segment Leader for the manufacturing, distribution and agriculture and the Real Estate and Construction segments of the firm where he was responsible for setting the strategic plan and delivering results. Mr. Nordquist has helped business owners with business and tax planning, mergers and acquisitions, cash flow management, budgeting, overhead computations, auditing and entrepreneurial consulting services throughout North America and Europe. Mr. Nordquist graduated from Minnesota State University, Mankato with a Bachelor of Science degree in Accounting and received the “Corporate Director Certificate” from Harvard University in 2023. He is a member of the American Institute of Certified Public Accountants and the Minnesota Society of Certified Public Accountants.
J. Tyson Macdonald has served as the Chief Financial Officer of Vireo since December 2024. He previously served as Managing Partner at TrueRise Capital, which specializes in providing strategic financial advisory services to high-growth companies facing unique and evolving challenges in the tech and cannabis industries, Chief Executive Officer of Nova Net Lease REIT, CFO of Cloud Cannabis, and as an Executive Vice President of Corporate Development at Acreage Holdings, a multi-state operator in the cannabis industry. Mr. Macdonald has served as a director of Avant Brands Inc. since March 2024. Mr. Macdonald brings to Vireo more than 20 years of strategy and investment experience working with both start-ups and mature public companies.
Amber M. Shimpa has served as President and CEO of Vireo Minnesota since February 2023. Ms. Shimpa served as Chief Executive Officer of Vireo from October 10, 2024 until December 17, 2024. Ms. Shimpa served as a director of the Company from March 2019 to March 2023. Ms. Shimpa also served as the Chief Administrative Officer (“CAO”) for Vireo from December 2019 to February 2023, and prior to that, as Chief Financial Officer from January 2015 to December 2019. As CAO, she led Vireo’s human resources, communications, and policy teams and drove the integration of people and culture for Vireo. She works to perpetuate Vireo’s core values and culture as its workforce continues to rapidly expand. Ms. Shimpa has 15 years of experience as a financial services professional with various commercial and investment banking organizations. Prior to joining Vireo, Ms. Shimpa spent nine years as Vice President of a $1.6 billion bank focused on commercial, nationwide lending. Her experience in the highly regulated banking environment has engrained quality and control in her leadership and financial management approach. Banking is often seen as a challenge for operations within the cannabis industry. Ms. Shimpa’s understanding of the strict compliance requirements in the banking industry, coupled with Vireo’s scientific and safe medical model, have led to welcoming discussions with banks, and ultimately, the first known open banking relationship with a cannabis-related company in the U.S. Ms. Shimpa holds a Bachelor of Arts degree in Business from the University of North Dakota. Ms. Shimpa’s sister is married to Dr. Kyle E. Kingsley.
Michael Steiner was appointed to Vireo’s Board on April 3, 2026. Mr. Steiner is the President of Service Energy LLC, a third-generation family-owned energy company headquartered in Dover, Delaware, where he has led operations since May 1992. Service Energy specializes in the wholesale and retail distribution of gasoline and fuel products to service stations, commercial accounts, and other end users throughout the region, and serves as a branded Liberty distributor. Mr. Steiner also owns and operates businesses across the propane, environmental, waste and insurance industries. Collectively, his companies employ over 200 local residents. He has served on the board of directors of Chicago Atlantic Real Estate Finance, Inc. since 2021. Mr. Steiner holds a Bachelor of Arts in History from Wake Forest University and an MBA from the University of Delaware.
Corporate Cease Trade Orders, Bankruptcies, Penalties or Sanctions
To the Company’s knowledge, no director nominee is or, within the ten years prior to the date of this Circular, has been, a director, chief executive officer or chief financial officer of any company (including the Company) that: (1) while that person was acting in that capacity was the subject of a cease trade order or similar order, or an order that denied the relevant company access to any exemption under securities legislation, for a period of more than 30 consecutive days (an “order”); or (2) after that person ceased acting in that capacity, was subject to an order, which resulted from an event that occurred while that person was acting in the capacity of director, chief executive officer or chief financial officer.
To the Company’s knowledge, no director nominee is or, within the ten years prior to the date of this Circular, has been, a director or executive officer of any company (including the Company) that while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.
To the Company’s knowledge, no director nominee has, during the ten years prior to the date of this Circular, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or became subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold assets of the director nominee.
To the Company’s knowledge, no director nominee has been subject to (a) any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority or (b) any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable security holder in deciding whether to vote for a proposed director.
Delinquent Section 16(a) Reports
Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires our directors and officers to file reports of holdings and transactions in Vireo securities with the Securities and Exchange Commission (“SEC”). Based on our records, in 2025, all Section 16 filers met all applicable SEC filing requirements under Section 16(a), except as follows: (i) one late Form 4 filing for Chicago Atlantic Credit Opportunities, LLC filed on March 13, 2025 reporting three late transactions; (ii) one late Form 4 filing for Sean Apfelbaum filed on December 30, 2025 reporting one late transaction; (iii) one late Form 4 filing for Amber Shimpa filed on December 30, 2025 reporting one late transaction; (iv) one late Form 4 filing for Tyson Macdonald filed December 30, 2025 reporting three late transactions; and (v) one late Form 4 filing for John Mazarakis reporting three late transactions.

BOARD OF DIRECTORS, COMMITTEES AND GOVERNANCE
Overview
The Board is committed to sound corporate governance practices, as such practices are both in the interests of Shareholders and help to contribute to effective and efficient decision-making. Under Canadian National Instrument 58-101 — Disclosure of Corporate Governance Practices and National Policy 58-201 Corporate Governance Guidelines, Vireo is required to disclose information relating to its corporate governance practices, which disclosure is set out herein. With respect to the United States, Vireo is required to comply with the requirements promulgated by the SEC.
The Board is responsible for the oversight of the business and affairs of Vireo. The Board oversees the development of Vireo’s strategic plan and the ability of management to continue to deliver on the corporate objectives.
The independent judgment of the Board in carrying out its responsibilities is the responsibility of all directors. The Board facilitates independent supervision of management through meetings of the Board and through frequent informal discussions among independent members of the Board and management. In addition, the Board has free access to Vireo’s officers, external auditors, and external legal counsel.
Board Leadership Structure
The Board is responsible for the stewardship of Vireo and providing oversight as to the management of the Company’s business and affairs, including providing guidance and strategic oversight to management.
The Board does not have a written mandate. In fulfilling its responsibilities, the Board is responsible for, among other things: (i) strategic planning; (ii) monitoring of the financial performance, financial reporting, financial risk management and oversight of policies and procedures; (iii) reviewing and, where appropriate, approving major corporate actions and internal controls; (iv) assessing risks facing Vireo and reviewing options for their mitigation; (v) ensuring that our business is conducted with the highest standards of ethical conduct and in conformity with applicable laws and regulations; (vi) appointing officers, ensuring that they are qualified for their roles and planning their succession as appropriate from time to time; and (vii) establishing and overseeing committees of the Board as appropriate, approving their mandates and approving any compensation of their members.
The Board oversees our business and considers the risks associated with our business strategy and decisions. The Board currently implements its risk oversight function as a whole. The Board adopted charters that establish an audit committee and nominating, corporate governance and compensation committee. Each of the Board’s committees provide risk oversight in respect of its areas of concentration and report material risks to the Board for further consideration.
Currently, the Board believes that it should have the flexibility to periodically determine the leadership structure that is best for Vireo and review such structure to determine whether it continues to serve Vireo and our Shareholders. Since December 2024, Mr. Mazarakis and Dr. Kingsley have served as Co-Executive Chairmen of the Board. The Board believes this leadership structure, with Mr. Mazarakis serving as Chief Executive Officer and Co-Executive Chairman of the Board, alongside Dr. Kingsley provides a well-functioning and effective balance between strong management leadership and appropriate oversight by the independent directors. This structure with Co-Executive Chairmen provides the Company with the benefit of a level of continuity and retention of Company knowledge by leaders who have a deep familiarity with and knowledge of our business. The Board believes this is the optimal structure given the Company’s current operations to guide Vireo and maintain the focus required to achieve the business goals and grow shareholder value. The Board will continue to periodically review our leadership structure and may make changes in the future as it deems appropriate.
The Board has not developed a separate written position descriptions for the Co-Executive Chairmen and the chair of each board committee. The roles of the Co-Executive Chairmen and the chair of each committee are to preside over all meetings of the Board or committee, lead the Board or committee in regularly reviewing and assessing the adequacy of its mandate and its effectiveness in fulfilling its mandate, and in the case of the chairs of each committee, report to the Board with respect to the activities of the committee. Vireo’s Corporate Governance Guidelines provide that the positions of Chief Executive Officer and Chair may be held by the same person or by two different people, at the discretion of the Board. Currently, Mr. Mazarakis serves as our Chief Executive Officer and Co-Executive Chairman alongside Dr. Kingsley. The Board believes that this leadership structure is appropriate for us at this time.
Our Chief Executive Officer is responsible for recommending strategic decisions and capital allocation to the Board and to ensure the execution of the recommended plans. The Co-Executive Chairmen’s responsibilities include ensuring that our Board works together as a cohesive team with open communication and that a process is in place by which the effectiveness of our Board, its committees and its individual directors can be evaluated on a regular basis. The Co-Executive Chairmen also act as a liaison between the Board and management.
Director Independence
The independence of our directors is determined under the Nasdaq listing standards (“Nasdaq Rules”) and within the meaning of the terms defined in sections 1.4 and 1.5 of Canadian National Instrument 52-110 – Audit Committees (“NI 52-110”). The Board has determined that four of our six current directors are independent under the Nasdaq Rules and NI 52-110, which is the majority of our Board: Ross M. Hussey, Victor E. Mancebo, Judd T. Nordquist and Michael Steiner. Dr. Kyle E. Kingsley and John Mazarakis are executive officers of Vireo and are therefore not independent. The Board has also determined that Mr. Hagedorn is not independent after taking into consideration the proposed Consulting Agreement between the Company and Mr. Hagedorn, as described under “Related Party Transactions.” The following table summarizes the current membership of the Board and its committees and the independence of each Board member:

Director Name	Independent	Committee
Dr. Kyle Kingsley	N	—
John Mazarakis	N	—
Ross Hussey	Y	Nominating, Corporate Governance and Compensation (chair) Audit (member)
Victor Mancebo	Y	Audit (member) Nominating, Corporate Governance and Compensation (member)
Judd Nordquist	Y	Audit (chair) Nominating, Corporate Governance and Compensation (member)
Michael Steiner	Y	—

The independent directors may meet in executive session, without the presence of non-independent directors and members of management, in conjunction with each regularly scheduled meeting of the Board. The Board encourages its independent directors to meet formally or informally without any non-independent directors, including members of management, being present, on an as-needed basis. In addition, the small size of the Board helps to create an atmosphere conducive to candid and open discussion among all directors.
Directors are required to attend Vireo’s annual meeting of shareholders, unless an urgent event intervenes. Two of the then-serving directors attended the 2025 annual meeting of shareholders.
Meetings
Under our Corporate Governance Guidelines, the Board is expected to have at least four regular meetings each year. Directors are expected to attend all meetings of the Board and committees on which they serve and must notify the chair of the Board or committee, as applicable, of circumstances preventing attendance at a meeting.
In 2025, the Board held approximately 12 meetings (four regular quarterly meetings and approximately eight special meetings), the Audit Committee held four meetings, and the NCGC Committee held two meetings. Each director attended at least 75% of the meetings during the time he served as a member of the Board or a Board committee. Directors who served on the Audit Committee, and NCGC Committee attended all of the committee meetings held in 2025 on which they served.
Committees of Our Board of Directors
The current standing committees of our Board consist of the Audit Committee and the NCGC Committee. The responsibilities of these committees are described below. Our Board may also establish various other committees to assist it in its responsibilities. Our Board has adopted a charter for each of the two standing committees that addresses the composition and responsibilities of each committee. Copies of such materials are available on our website at investors.vireogrowth.com/governance/Governance-Documents/default.aspx.

Audit Committee
The Audit Committee assists the Board in fulfilling its oversight responsibilities relating to accounting and financial reporting processes and internal controls for Vireo and the audits of its financial statements, and in ensuring the adequacy and effectiveness of Vireo’s risk management programs. A copy of the Audit Committee’s charter is appended hereto as Schedule “A”.
The Audit Committee currently is comprised of three directors Ross M. Hussey, Victor E. Mancebo and Judd T. Nordquist (Chair). Each of these directors is, and each director who served on the Audit Committee during fiscal year 2025 was, independent as contemplated by NI 52-110 and the Nasdaq Rules. An Audit Committee member is independent if the member meets the requirements of NI 52-110, the Nasdaq Rules and has no direct or indirect material relationship with Vireo that could, in the view of the Board, reasonably interfere with the exercise of a member’s independent judgment. The Board has determined that all members of the Audit Committee are financially literate, and that Mr. Nordquist qualifies as an “audit committee financial expert” for purposes of the SEC’s rules.
Nominating, Corporate Governance and Compensation Committee
The NCGC Committee assists the Board in fulfilling its oversight responsibilities relating to the recruitment, compensation, evaluation, and retention of senior management and other key employees with the skills and expertise needed to enable Vireo to achieve its goals and strategies at competitive compensation and with appropriate performance incentives. The NCGC Committee also assists the Board in fulfilling its oversight responsibilities relating to the corporate governance of the Company and the size, structure and membership of the Board and its committees.
Our NCGC Committee reviews and makes recommendations to the Board concerning the compensation of our directors and executive officers. Generally, the Chief Executive Officer participates in meetings of the NCGC Committee at the NCGC Committee’s request to provide relevant background information regarding Vireo’s strategic objectives and to evaluate the performance of and compensation recommendations for the other executive officers. The NCGC Committee utilizes the information provided by management and the knowledge and experience of the NCGC Committee members in making decisions regarding executive and director compensation.
Annually, the NCGC Committee reviews and approves corporate goals and objectives relevant to the compensation of the Chief Executive Officer and other executive officers, evaluates the performance of the Chief Executive Officer and each executive officer in light of those goals and objectives, and recommends to the Board for approval the compensation level for the Chief Executive Officer and each executive officer based on this evaluation. In determining executive compensation, the NCGC Committee will consider, among other factors, the Company’s performance and relative shareholder return and the compensation of Chief Executive Officers and senior executive officers at comparable companies. The NCGC Committee may also consider input from the Chief Executive Officer on executive compensation, but the Chief Executive Officer may not provide input with respect to his own compensation. The NCGC Committee also annually reviews and approves the perquisites and supplemental benefits provided to the Chief Executive Officer and executive officers.
Additionally, the NCGC Committee establishes levels of director compensation, including retainers, meeting fees, equity-based plans and other similar components of director compensation for Board approval, based on reviews of director compensation of comparable companies, and recommends to the Board compensation and expense-reimbursement policies for directors.
The NCGC Committee also is responsible for identifying and reviewing the qualifications of prospective nominees for director and recommending the slate of nominees for inclusion in Vireo’s proxy statement and management information circular and presentation to the Shareholders at annual general meetings of shareholders. In the interests of succession planning, the NCGC Committee periodically review the composition of the full Board and the various committees to determine whether additional Board or committee members with specific qualifications or areas of expertise are needed to further enhance the composition of the Board and committees and works with other Board members in recruiting candidates with these qualifications.
The NCGC Committee advises the Board in connection with succession planning in respect of senior management, including the appointment and supervision of the Chief Executive Officer.
Additionally, the NCGC Committee oversees the structure, composition, membership and activities of the Board and its committees, including (1) annually reviewing, and recommending to the Board, the establishment or abolition of committees of the Board, the size and composition thereof and appointments to each committee, (2) annually reviewing the mandates and charters of the Board and each Board committee and all policies related to governance of Vireo, and

(3) determining annually which Board and committee members are considered to be independent pursuant to applicable securities laws, rules or guidelines and/or applicable stock exchange rules and requirements.
The NCGC Committee currently is comprised of three independent directors: Ross M. Hussey (Chair), Victor E. Mancebo and Judd T. Nordquist. Each of these directors is, and each director who served on the NCGC Committee during fiscal year 2025 was, independent as contemplated by NI 52-110 and the Nasdaq Rules.
Directorships
The existing and proposed directors of Vireo who are presently directors of other reporting issuers are set out below:

Name of Director/Nominee	Name of Other Reporting Issuer	Exchange
John Mazarakis	Chicago Atlantic Real Estate Finance, Inc.	Nasdaq
Michael Steiner	Chicago Atlantic Real Estate Finance, Inc.	Nasdaq
Christopher J. Hagedorn	FLUENT Corp.	CSE

Nomination of Directors
In evaluating candidates for nomination to the Board, the NCGC Committee may take into consideration such factors and criteria as it deems appropriate, including judgment, skill, integrity, reputation, business, and other experience and whether each new nominee can devote sufficient time and resources to his or her duties as a member of the Board. In selecting candidates and existing directors for service on the Board, the minimum general criteria set forth below will be considered; additional criteria may be added with respect to specific searches. An acceptable candidate may not fully satisfy all of the criteria but is expected to satisfy many of them. The Board believes that candidates for director should have certain minimum qualifications, including being able to read and understand financial statements and having the highest personal integrity and ethics. In considering candidates recommended by the NCGC Committee, the Board considers such factors as:
•	Possessing relevant expertise upon which to be able to offer advice and guidance to management,
•	Sufficient time to devote to the affairs of the Company,
•	Demonstrated excellence in his or her field,
•	A track record of exercising sound business judgment,
•	Commitment to rigorously represent the long-term interests of Vireo’s shareholders,
•	Ability to work collegially with other directors and Vireo’s senior management team, and
•	Such other factors as the Board deems appropriate.
Candidates for director are reviewed in the context of the current composition of the Board, the operating requirements of Vireo and the long-term interests of its Shareholders.
The NCGC Committee also will consider director candidates recommended by Shareholders pursuant to the requirements of the advance notice provisions in Vireo’s Articles regarding the nomination of directors of Vireo by a Shareholder. See “Shareholder Proposals for the 2027 Annual Meeting — Shareholder Recommendations for Director Nominations” below for more information. There is currently no formal policy in place regarding the consideration of director candidates recommended by Shareholders outside of this process because, if a recommendation of a director candidate is received from a Shareholder, the NCGC Committee would consider such recommendation using the same criteria as for a director candidate recommended by any other source.
Board’s Role in Risk Oversight
The role of our Board in our risk oversight is consistent with our leadership structure, with our Chief Executive Officer and the other members of senior management having day-to-day responsibility for assessing and managing our risk exposure and control processes, and our Board and its committees taking an active role in the management of critical business risks and providing oversight of risk management and control processes.
Vireo’s senior management is responsible for reporting to the Board on the principal risks associated with Vireo’s business and operations, implementing appropriate systems to manage these risks and reporting to the Board on the operation of, and any material deficiencies in, these systems. Such reports are provided by senior management to the Board at each regularly scheduled Board meeting.

The Audit Committee is responsible for monitoring procedures relating to financial reporting risk management and reviewing the adequacy of Vireo’s internal control over financial reporting, as more fully described above under “ – Audit Committee”.
The NCGC Committee has primary responsibility for Vireo’s compensation policies, plans, and practices regarding both executive compensation and the compensation structure generally and in particular, reviews Vireo’s incentive compensation arrangements to ensure these programs do not encourage inappropriate or unintended risk-taking by Vireo’s employees. The NCGC Committee is also responsible for reviewing our strategies to determine the composition of the Board and identifying appropriate candidates to be nominated for election, as well as the regular evaluation of the overall efficiency of the Board, the Co-Executive Chairmen and all Board committees and their chairs. For more information, see above under “ – Nominating, Corporate Governance and Compensation Committee”.
Orientation and Continuing Education
All new directors are provided with an initial orientation, commensurate with their previous experience, regarding the nature and operation of Vireo’s business, its strategy and the role of the Board and its committees, as well as the legal obligations of a director of Vireo. Directors receive periodic updates on these matters.
New directors are provided with the Company’s disclosure documents required by the Canadian Securities Exchange (“CSE”), the SEC and Canadian Securities Administrators, the Company’s corporate governance policies and guidelines and the charters of each of the standing committees of the Board. New directors are invited to attend orientation sessions in the form of informal meetings with members of the Board and senior management, complemented by management and legal presentations on the Company’s business and operations, the cannabis industry and the public company reporting obligations of the Company and its insiders.
The Board may arrange for directors of the Company to attend outside educational programs pertaining to the directors’ responsibilities. Board meetings may also include presentations by Vireo’s management and employees to give the directors additional insight into Vireo’s business.
We rely on our outside advisors to update our Board members with respect to changes in relevant policies and regulations. Some of our directors are also directors of other publicly traded companies and benefit from exposure to boards of directors of such companies. See “Directorships” above.
The Board will periodically evaluate the orientation program for new directors and continuing education program for existing directors.
Board and Committee Assessment
The NCGC is responsible for assessing annually the effectiveness of the Board as a whole, the Board committees, and the contribution of each director of Vireo. Assessments of the Board and its committees consider the Board mandate and the applicable committee charter. Assessments of individual directors consider the position description, if any, and skills and competencies applicable to that individual.
The NCGC Committee discusses all of the assessments to determine what, if any, actions should be taken to improve effectiveness.
Corporate Governance Guidelines
The Board has established guidelines (the “Corporate Governance Guidelines”) for the conduct and operation of the Board. While our senior management is responsible for day-to-day management, the Board plays a critical role in overseeing our strategy, the selection and retention of appropriately qualified members of the Board and members of senior management, monitoring the performance of the Company and members of senior management, and providing counsel and guidance on important issues to our senior management. The Board will, to the best of its ability, meet all applicable legal, regulatory and listing requirements including, without limitation, those of any stock exchange on which the Company’s shares are listed and the Business Corporations Act (British Columbia).
The Corporate Governance Guidelines are available on Vireo’s website at investors.vireogrowth.com/governance/Governance-Documents/default.aspx.

Code of Ethics and Business Conduct
The Board has adopted a Code of Ethics and Business Conduct that applies to all of our directors, officers, and employees, including our principal executive, principal financial, and principal accounting officers. The Code of Ethics and Business Conduct is available on our website at investors.vireogrowth.com/governance/Governance-Documents/default.aspx.
We intend to provide any required disclosure of an amendment to or waiver from our Code of Ethics and Business Conduct that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, on our website at investors.vireogrowth.com promptly following the amendment or waiver. We may elect to disclose such amendment or waiver in a report on Form 8-K filed with the SEC either in addition to or in lieu of the website disclosure.
Insider Trading Policies and Procedures
We have adopted an insider trading policy governing the purchase, sale and other dispositions of our securities by our directors, officers and employees that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, and any applicable listing standards. A copy of our insider trading policy is attached as Exhibit 19 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 17, 2026 (the “Annual Report”).
Shareholder Communications with the Board of Directors
Shareholders who wish to communicate with our Board may send communications in writing to any or all members of the Board (including the Co-Executive Chairmen, or the non-management directors, either individually or as a group) by mail. All such correspondence can be sent to the director(s) by mail c/o the Secretary of Vireo at the address of Vireo’s headquarters. Communications that meet the procedural and substantive requirements of the process approved by the Board will be delivered to the specified member of the Board, non-management directors as a group or all members of the Board, as applicable, on a periodic basis, which generally will be in advance of or at each regularly scheduled meeting of the Board. All communications must be in English and be accompanied by the address, telephone number and e-mail address, if any, of the person submitting the communication. Any personal involvement or other interest of the person in the matter must be addressed in the communication. Communications that are not appropriate for delivery to the Board will not be delivered, including: (1) communications that do not conform to the above procedural requirements; (2) communications regarding individual grievances or other interests that are personal to the party submitting the communication and could not reasonably be construed to be of concern to security holders or other constituencies of Vireo generally; (3) communications that advocate Vireo engage in illegal activities; (4) communications that, under community standards, contain offensive, scurrilous or abusive content; (5) communications that are not related to the duties and responsibilities of the Board, including, but not limited to, junk mail and mass mailings, business solicitations, new product or service suggestions, and opinion survey polls; and (6) communications that have no rational relevance to the business or operations of Vireo.

INFORMATION CONCERNING DIRECTOR COMPENSATION
Only non-employee directors receive compensation for their services as directors. For information about the compensation of Mr. Mazarakis see the section entitled “Information Concerning Executive Compensation” below. Mr. Mazarakis served on the Board for all of 2025.
The director compensation program is intended to provide a total compensation package that enables the Company to attract and retain qualified and experienced directors and to align our directors’ interests with those of our shareholders by including a substantial portion of their compensation in Vireo Shares. For 2025 director compensation, the NCGC Committee made a recommendation regarding director compensation to our Board of Directors for approval. Prior to the consolidation of the Compensation Committee and the Nominating and Corporate Governance Committee into the NCGC Committee in May 2024, the Compensation Committee would make a recommendation to the Nominating and Corporate Governance Committee, which the Nominating and Corporate Governance Committee would then propose to our Board of Directors for approval. The NCGC Committee and the Board consider committee assignments and committee chair responsibilities, as well as the overall time requirements of the directors in determining the level of long-term equity incentive awards to be granted, if any.
For 2025, non-employee director compensation was comprised of an annual cash retainer of $71,000. Non-employee directors also received 44,643 restricted share units (“RSUs”), which vest ratably on each of the first three anniversaries of the grant date, and 53,052 options to purchase Subordinate Voting Shares, which are exercisable on January 17, 2026 and expire on January 17, 2035.
The following table reflects the total compensation earned by or paid to our non-employee directors in 2025.
Director Compensation for 2025

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Other Compensation ($)(3)	Total ($)
Ross M. Hussey	71,000	22,098	21,883	—	114,981
Victor E. Mancebo	71,000	22,098	21,883	—	114,981
Judd T. Nordquist	71,000	22,098	21,883	—	114,981
Kyle Kingsley	—	—	—	260,000	260,000

(1)
The amounts in this column reflect the grant date fair value of the RSU award granted to each non-employee director on January 17, 2025, calculated in accordance with ASC Topic 718, based on the closing price of the Company’s stock on the grant date. These amounts reflect our calculation of the value of these awards at the grant date and do not necessarily correspond to the actual value that may ultimately be realized by the NEO. The assumptions used in calculating the valuations are set forth in Note 16 to the Company’s Audited Financial Statements in the Annual Report on Form 10-K for the fiscal year ended December 31, 2025. At December 31, 2025, the non-employee directors had the following Company RSUs outstanding: Mr. Hussey held 418,696 vested Company RSUs and 44,643 unvested RSUs that vest ratably on each of the first three anniversaries of the grant date, January 17, 2025, until fully vested on January 17, 2028; Mr. Mancebo held 418,696 vested Company RSUs and 44,643 unvested RSUs that vest ratably on each of the first three anniversaries of the grant date, January 17, 2025, until fully vested on January 17, 2028; Mr. Nordquist held 418,696 vested Company RSUs and 44,643 unvested RSUs that vest ratably on each of the first three anniversaries of the grant date, January 17, 2025, until fully vested on January 17, 2028.

(2)
The amounts in this column reflect the grant date fair value of the option award granted to each non-employee director on January 17, 2025, calculated in accordance with ASC Topic 718, Compensation—Stock Compensation (“ASC Topic 718”), based on the Black-Scholes option pricing model. These amounts reflect our calculation of the value of these awards at the grant date and do not necessarily correspond to the actual value that may ultimately be realized by the NEO. The assumptions used in calculating the valuations are set forth in Note 16 to the Company’s Audited Financial Statements in the Annual Report on Form 10-K for the fiscal year ended December 31, 2025. At December 31, 2025, the non-employee directors had the following Company options outstanding: Mr. Hussey held 734,689 vested Company options and 53,052 unvested Company options that vested in full on January 17, 2026; Mr. Mancebo held 669,073 vested Company options and 53,052 unvested Company options that vested in full on January 17, 2026; Mr. Nordquist held 1,090,263 vested Company options and 53,052 unvested Company options that vested in full on January 17, 2026.

(3)	Dr. Kingsley is compensated for his service as Co-Executive Chair of the Board. For 2025, he received a base salary of $260,000.

INFORMATION CONCERNING EXECUTIVE COMPENSATION
Overview of Executive Compensation
As an “emerging growth company” and “smaller reporting company” under the rules and regulations of the SEC, Vireo is required to provide a Summary Compensation Table and an Outstanding Equity Awards at Fiscal Year End Table, as well as limited narrative disclosures regarding executive compensation for our last completed fiscal year. These reporting obligations extend only to our “named executive officers”, who, under the rules for a “smaller reporting company,” are the individuals who: (1) served as our principal executive officer during our last completed fiscal year; (2) our two most highly compensated executive officers other than the principal executive officer who were serving as executive officers at the end of the last completed fiscal year; and (3) up to two additional individuals for whom disclosure would have been required but for the fact that the individual was not serving as one of our executive officers at the end of our last completed fiscal year (collectively, the “named executive officers” or “NEOs”). Pursuant to Canadian securities law, we are also required to include the individuals who served as our principal financial officer during the last completed fiscal year.
The Board is authorized to review and approve annually all compensation decisions relating to the executive officers of the Company. In accordance with reduced disclosure rules applicable to emerging growth companies as set forth in Item 402 of Regulation S-K, this section explains how the Company’s compensation program is structured for its named executive officers.
For 2025, our named executive officers were John Mazarakis, Co-Executive Chairman and Chief Executive Officer, Tyson Macdonald, Chief Financial Officer, and Sean Apfelbaum, General Counsel and Corporate Secretary.
Compensation Governance
The Board has not adopted any formal policies or procedures to determine the compensation of our directors or executive officers. The compensation of our executive officers making over $200,000 per year is determined by the Board, based on the recommendations of the NCGC Committee. Recommendations of the NCGC Committee are made giving consideration to the objectives discussed below and, if applicable, considering applicable industry data.
The role and responsibility of the NCGC Committee is to assist the Board in fulfilling its responsibilities for establishing compensation philosophy and guidelines. Additionally, the NCGC Committee has responsibility for recommending to the Board compensation levels for directors and recommending compensation levels, perquisites and supplemental benefits for the executive officers. The NCGC Committee may consider input from the Chief Executive Officer on executive compensation, but the Chief Executive Officer may not provide input with respect to his own compensation. In addition, the NCGC Committee is charged with reviewing the Company’s equity incentive plans, including the Company’s 2019 Equity Incentive Plan (the “2019 Incentive Plan”), and proposing changes thereto and recommending any other employee benefit plans and incentive awards with respect to the directors and executive officers. The NCGC Committee is responsible for approving any equity or incentive awards under the 2019 Incentive Plan. The NCGC Committee is also responsible for reviewing, approving and reporting to the Board annually (or more frequently as required) on our succession plans for our executive officers.
The NCGC Committee endeavors to ensure that the philosophy and operation of our compensation program reinforces our culture and values, creates a balance between risk and reward, attracts, motivates and retains executive officers over the long-term and aligns their interests with those of our shareholders. In addition, the NCGC Committee reviews our annual disclosure regarding executive compensation for inclusion where appropriate in our disclosure documents.
Elements of Compensation
Base Salary
Base salary is the fixed portion of each executive officer’s total compensation. It is designed to provide income certainty. In determining the base level of compensation for the executive officers, weight is placed on the following factors: the particular responsibilities related to the position, salaries or fees paid by companies of similar size in the industry, level of experience of the executive, and overall performance and the time which the executive officer is required to devote the Company in fulfilling his or her responsibilities.
Long-Term Equity Incentive Awards
Long-term incentives are intended to align the interests of the Company’s directors and executive officers with those of the shareholders and to provide a long-term incentive that rewards these parties for their contribution to the creation of shareholder value. In establishing the number of Company options, stock appreciation rights (“SARs”), restricted stock (“Company RS Awards”) and RSUs to be granted, if any, reference is made to the recommendations made by the NCGC Committee as well as, from time to time, the number of similar awards granted to officers and directors of other publicly-traded companies of similar size, in the same business as the Company. The NCGC Committee and the Board also consider previous grants of Company options and the overall number of Company options that are outstanding relative to the number of outstanding securities in determining whether to make any new grants of Company options, SARs, Company RS Awards or RSUs and the size and terms of any such grants. With respect to executive officers, the NCGC Committee and the Board also consider the level of effort, time, responsibility, ability, experience, and level of commitment of the executive officer in determining the level of long-term equity incentive awards.
Hedging Policy
Our Corporate Disclosure and Insider Trading Policy prohibits “insiders” from selling our securities short or selling a call option or buying a put option in respect of our securities or any of our affiliates or engaging in any other transactions to synthetically monetize or hedge any of our securities. Insiders include: (i) the Chief Executive Officer, Chief Financial Officer or, Chief Operating Officer, of the Company, of a significant shareholder (over 10%) of the Company or of a major subsidiary (assets or revenues that are at least 30% of the consolidated assets or revenues) of the Company; (ii) a director of the Company, of a significant shareholder of the Company or of a major subsidiary of the Company; (iii) a person or company responsible for a principal business unit, division or function of the Company; (iv) a management company that provides significant management or administrative services to the Company or a major subsidiary of the Company, every director of the management company, every chief executive officer, chief financial officer and chief operating officer of the management company, and every significant shareholder of the management company; or (v) any other insider who (a) in the ordinary course receives or has access to information as to material facts or material changes concerning the Company before the material facts or the material changes are generally disclosed and (b) directly or indirectly exercises, or has the ability to exercise, significant power or influence over the business, operations, capital or development of the Company.
Timing of Stock Option Grants
We do not have any formal policy that requires us to grant, or avoid granting, equity-based compensation to our executive officers at certain times. The timing of any equity grants to executive officers in connection with new hires, promotions or other non-routine grants is tied to the event giving rise to the award, such as the executive officer’s commencement of employment or promotion effective date. As a result, the timing of grants of equity awards, including stock options, occurs independently of the release of any material nonpublic information. The Company does not time the disclosure of material nonpublic information for the purpose of affecting the value of equity-based compensation.
No stock options were issued to executive officers in 2025 during any period beginning four business days after the filing of a periodic report or current report disclosing material non-public information and ending one business day after the filing or furnishing of such report with the SEC.

Summary Compensation Table
The following table sets forth all compensation paid to or earned by the NEOs during the fiscal years 2025 and 2024.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Total ($)
John Mazarakis Chief Executive Officer and Co-Executive Chairman	2025	1	2,304,000	17,727,586	20,031,587
	2024	1	—	800,000	800,001
Tyson Macdonald Chief Financial Officer	2025	500,000	1,152,000	8,617,840	10,269,840
	2024	15,385	—	800,000	815,385
Sean Apfelbaum General Counsel	2025	145,833	300,000	128,800	574,633

(1)
Stock awards for 2025 for Mr. Mazarakis and Mr. Macdonald consist of time-vested RSUs and performance-vested RSUs. The time-vested RSUs became 30% vested on December 17, 2025. The remainder of the time-vested RSUs vest only if certain performance measures are achieved on or after December 17, 2026 and on or after December 17, 2027. The performance-vested RSUs vest only if, and to the extent earned based on performance achievement during a five-year performance period from the date of grant, which was May 9, 2025, and satisfaction of additional service requirements. Stock awards for 2024 for Mr. Mazarakis and Mr. Macdonald consist of RSUs. The amounts reported in the Stock Awards column reflect aggregate grant date fair value of stock awards and RSUs computed in accordance with ASC Topic 718. These amounts reflect our calculation of the value of these awards at the grant date and do not necessarily correspond to the actual value that may ultimately be realized by the NEO. The assumptions used in calculating the valuations are set forth in Note 16 to the Company’s Audited Financial Statements in the Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Stock options and other compensation securities
As permitted by Item 8.1 of Form 51-102F6 to the Canadian Securities Administrators’ National Instrument 51-102, Vireo satisfied the requirements of such form by providing the information otherwise disclosed in the United States pursuant to Item 402 “Executive compensation” of Regulation S-K under the Exchange Act.
Exercise of Compensation Securities by Directors and NEOs
As permitted by Item 8.1 of Form 51-102F6 to the Canadian Securities Administrators’ National Instrument 51-102, Vireo satisfied the requirements of such form by providing the information otherwise disclosed in the United States pursuant to Item 402 “Executive compensation” of Regulation S-K under the Exchange Act.
Employment Agreements
John Mazarakis: On December 17, 2024, and as amended March 6, 2025, in connection with his appointment as Chief Executive Officer of the Company, John Mazarakis entered into an employment agreement with the Company (the “Mazarakis Employment Agreement”). Under the Mazarakis Employment Agreement, the Company agreed to pay Mr. Mazarakis a base salary of $1.00 per annum. On December 17, 2024 (the “Effective Date”) and each anniversary of the Effective Date, the Company shall issue to Mr. Mazarakis 3,200,000 Subordinate Voting Shares of the Company, which will be fully vested when issued.
In connection with Mr. Mazarakis’s appointment as Co-Executive Chairman and Chief Executive Officer of the Company and pursuant to the Mazarakis Employment Agreement, the Company issued to Mr. Mazarakis 19,000,000 RSUs settled in Vireo’s Subordinate Voting Shares (the “Mazarakis Time-Vested RSUs”) on May 9, 2025. The Mazarakis Time-Vested RSUs became 30% vested upon the first anniversary of the Effective Date. An additional 35% shall become vested when the 30-day weighted-average price (“VWAP”) of the Company shares exceeds $0.85 (adjusted for dividends and stock splits) at any time on or after the second anniversary of the Effective Date and during the term of the Mazarakis Time-Vested RSU award agreement. Any unvested shares will become vested when the VWAP exceeds $1.05 (adjusted for dividends and stock splits) at any time on or after the third anniversary of the Effective Date and during the term of the Mazarakis Time-Vested RSU award agreement. Vesting will accelerate and the Mazarakis Time-Vested RSUs will be 100% vested in the event that Mr. Mazarakis is terminated by the Company for any reason other than for Cause (as defined in the Mazarakis Employment Agreement), upon a resignation by Mr. Mazarakis for Good Reason (as defined in the Mazarakis Employment Agreement), upon Mr. Mazarakis’s death or Disability (as defined in the Mazarakis Employment Agreement) or upon the consummation of a transaction constituting a Change in Control (as defined in the Mazarakis Employment Agreement).
Pursuant to the Mazarakis Employment Agreement, the Company also issued to Mr. Mazarakis 19,000,000 RSUs settled in Vireo Subordinate Voting Shares (the “Mazarakis Performance-Vested RSUs”) on May 9, 2025. The

Mazarakis Performance-Vested RSUs shall become vested as follows: 1/3 of the Mazarakis Performance-Vested RSUs will become vested when the 6 month trailing, annualized, adjusted EBITDA (“AEBITDA”) exceeds $150,000,000 and the net leverage of the Company is below 2.2x, an additional 1/3 will become vested when AEBITDA exceeds $165,000,000 and the net leverage of the Company is below 2.2x, and the final 1/3 will become vested when AEBITDA exceeds $205,000,000 and the net leverage of the Company is below 2.2x. Vesting will accelerate and the Mazarakis Performance-Vested RSUs will become 100% vested in the event that Mr. Mazarakis is terminated by the Company for any reason other than for Cause, upon a resignation by Mr. Mazarakis for Good Reason, upon Mr. Mazarakis’s death or Disability or upon the consummation of a transaction constituting a Change in Control.
Under the Mazarakis Employment Agreement, Mr. Mazarakis is also entitled to certain bonus payments, subject to certain conditions, in the event of (i) the refinancing of any outstanding debt of the Company not less than $60,000,000 at an effective interest rate of not more than 9.75%, (ii) the acquisition or merger with any entity where the acquisition multiple is less than or equal to five times the total enterprise value of such other entity, (iii) a Change in Control transaction where the consideration per share exceeds $1.15 USD, and (d) the consummation of a transaction raising additional capital at a price per share greater than $1.50 USD. In July 2025, Mr. Mazarakis was entitled to a bonus payment of 0.8% of the principal value of debt refinanced by the Company in excess of $60 million with an effective interest rate of less than 9.75% when the Company entered into (i) a Loan and Security Agreement (the “First Lien Term Loan”), effective July 3, 2025, by and among the Company and each of its subsidiaries, the Guarantors from time to time party thereto, the financial institutions from time to time party thereto as Lenders, East West Bank, a California banking corporation (“East West Bank”), as Administrative Agent for the Lenders, and Western Alliance Bank, an Arizona corporation, as co-administrative agent for the Lenders, East West Bank, as collateral agent for the Lenders, and East West Bank and Western Alliance Bank, as joint lead arrangers and (ii) a secured term loan (the “Chicago Atlantic Term Loan”), effective July 3, 2025, with Chicago Atlantic Opportunity Finance, LLC, as a Lender, Chicago Atlantic Admin, LLC, as Administrative Agent and Collateral Agent and Chicago Atlantic Credit Advisers, LLC, as Lead Arranger.
Unless terminated at an earlier date in accordance with the Mazarakis Employment Agreement, the term of Mr. Mazarakis’s employment with the Company is for the period commencing on the first anniversary of December 17, 2024 (the “Mazarakis Effective Date”) and ending on the two-year anniversary of the Mazarakis Effective Date (the “Mazarakis Initial Term”). On the two-year anniversary of the Mazarakis Effective Date, and on each succeeding one year anniversary of the Mazarakis Effective Date (each a “Mazarakis Anniversary Date”), the Term shall be automatically extended until the next Mazarakis Anniversary Date (each a “Mazarakis Renewal Term”), subject to termination on an earlier date in accordance with the terms and conditions of the Mazarakis Employment Agreement. The Term shall cease as of the date of Mr. Mazarakis’s termination of employment.
Mr. Mazarakis will be eligible to participate in any employee benefits generally available to other employees.
Effective April 1, 2026, the Company and Mr. Mazarakis entered into a Second Amendment to the Mazarakis Employment Agreement, the terms of which are discussed below in “Proposal 5: Approval of Employment Agreement Amendment.”
The post-termination rights and benefits under the Mazarakis Employment Agreement are described below under the section entitled “Termination and Change in Control Benefits” and the post-termination rights under the Second Amendment to the Mazarakis Employment Agreement are described below in “Proposal 5: Approval of Employment Agreement Amendment.”
Tyson Macdonald: On December 17, 2024, and as amended March 6, 2025, in connection with his appointment as Chief Financial Officer of the Company, Tyson Macdonald entered into an employment agreement with the Company (the “Macdonald Employment Agreement”). Under the Macdonald Employment Agreement, the Company agreed to pay Mr. Macdonald an annualized base salary of at least $500,000. On the Effective Date and each anniversary of the Effective Date, the Company shall issue to Mr. Macdonald a number of Subordinate Voting Shares of the Company determined by dividing $800,000 USD by the average closing price of the shares over the 10-day period immediately preceding the date of issuance, which will be fully vested when issued.
In connection with Mr. Macdonald’s appointment as Chief Financial Officer of the Company and pursuant to the Macdonald Employment Agreement, the Company issued to Mr. Macdonald 9,500,000 RSUs settled in Vireo’s Subordinate Voting Shares (the “Macdonald Time-Vested RSUs”) on May 9, 2025. The Macdonald Time-Vested RSUs became 30% vested upon the first anniversary of the Effective Date. An additional 35% shall become vested when the 30-day VWAP of the Company shares exceeds $0.85 (adjusted for dividends and stock splits) at any time on or after the second anniversary of the Effective Date and during the term of the Macdonald Time-Vested RSU award agreement.

Any unvested shares will become vested when the VWAP exceeds $1.05 (adjusted for dividends and stock splits) at any time on or after the third anniversary of the Effective Date and during the term of the Macdonald Time-Vested RSU award agreement. Vesting will accelerate and the Macdonald Time-Vested RSUs will be 100% vested in the event that Mr. Macdonald is terminated by the Company for any reason other than for Cause (as defined in the Macdonald Employment Agreement), upon a resignation by Mr. Macdonald for Good Reason (as defined in the Macdonald Employment Agreement), upon Mr. Macdonald’s death or Disability (as defined in the Macdonald Employment Agreement) or upon the consummation of a transaction constituting a Change in Control (as defined in the Macdonald Employment Agreement).
Pursuant to the Macdonald Employment Agreement, the Company also issued to Mr. Macdonald 9,500,000 RSUs settled in Vireo Subordinate Voting Shares (the “Macdonald Performance-Vested RSUs”) on May 9, 2025. The Macdonald Performance-Vested RSUs shall become vested during the term of Mr. Macdonald’s employment with the Company as follows: 1/3 of the Macdonald Performance-Vested RSUs will become vested when the 6 month trailing, annualized, AEBITDA exceeds $150,000,000 and the net leverage of the Company is below 2.2x, an additional 1/3 will become vested when AEBITDA exceeds $165,000,000 and the net leverage of the Company is below 2.2x, and the final 1/3 will become vested when AEBITDA exceeds $205,000,000 and the net leverage of the Company is below 2.2x. Vesting will accelerate and the Macdonald Performance-Vested RSUs will become 100% vested in the event that Mr. Macdonald is terminated by the Company for any reason other than for Cause, upon a resignation by Mr. Macdonald for Good Reason, upon Mr. Macdonald’s death or Disability or upon the consummation of a transaction constituting a Change in Control.
Under the Macdonald Employment Agreement, Mr. Macdonald is also entitled to certain bonus payments, subject to certain conditions, in the event of (i) the refinancing of any outstanding debt of the Company not less than $60,000,000 at an effective interest rate of not more than 9.75%, (ii) the acquisition or merger with any entity where the acquisition multiple is less than or equal to five times the total enterprise value of such other entity, (iii) a Change in Control transaction where the consideration per share exceeds $1.15 USD, and (d) the consummation of a transaction raising additional capital at a price per share greater than $1.50 USD. In July 2025, Mr. Macdonald was entitled to a bonus payment of 0.4% of the principal value of debt refinanced by the Company in excess of $60 million with an effective interest rate of less than 9.75% when the Company entered into (i) the First Lien Term Loan and (ii) the Chicago Atlantic Term Loan.
Unless terminated at an earlier date in accordance with the Macdonald Employment Agreement, the term of Mr. Macdonald’s employment with the Company is for the period commencing on the first anniversary of December 17, 2024 (the “Macdonald Effective Date”) and ending on the two-year anniversary of the Macdonald Effective Date (the “Macdonald Initial Term”). On the two-year anniversary of the Macdonald Effective Date, and on each succeeding one year anniversary of the Macdonald Effective Date (each an “Macdonald Anniversary Date”), the Term shall be automatically extended until the next Macdonald Anniversary Date (each a “Macdonald Renewal Term”), subject to termination on an earlier date in accordance with the terms and conditions of the Macdonald Employment Agreement. The Term shall cease as of the date of Mr. Macdonald’s termination of employment.
Mr. Macdonald will be eligible to participate in any employee benefits generally available to other employees.
The post-termination rights and benefits under the Macdonald Employment Agreement are described below under the section entitled “Termination and Change in Control Benefits.”
Sean Apfelbaum: On July 28, 2025, in connection with his appointment as General Counsel of the Company, Sean Apfelbaum entered into a letter agreement with the Company (the “Apfelbaum Letter Agreement”). Under the Apfelbaum Letter Agreement, the Company agreed to pay Mr. Apfelbaum an initial base salary of $350,000 per year, subject to review from time to time. Mr. Apfelbaum was also granted stock of the Company in an amount equal to $100,000 upon the execution of the Apfelbaum Letter Agreement.
Under the Apfelbaum Letter Agreement, Mr. Apfelbaum has a target discretionary bonus opportunity of $175,000 per year, composed of a $75,000 cash bonus and a grant of stock of the Company in an amount equal to $100,000 per year. The calculation and award of such bonus will be at the discretion of the Board based on a number of factors, including overall Company results and individual performance.
Mr. Apfelbaum will be eligible to participate in the employee benefits plans and programs generally available to the Company’s employees. Mr. Apfelbaum is an at-will employee.

Outstanding Equity Awards at 2025 Fiscal Year-End
The following table provides information about outstanding equity awards for the NEOs as of December 31, 2025.

Name	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(5)	Equity Incentive Plan Awards Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
John Mazarakis	13,300,000(1)	8,152,900	—	—
	19,000,000(2)	11,647,000	—	—
Tyson Macdonald	6,650,000(3)	4,076,450	—	—
	9,500,000(4)	5,823,500	—	—
Sean Apfelbaum	—	—	—	—

(1)
This amount reflects the unvested Mazarakis Time-Vested RSUs that were issued to Mr. Mazarakis on May 9, 2025. 6,650,000 RSUs shall become vested when the 30-day VWAP of the Company’s shares exceeds $0.85 (as adjusted for dividends and stock splits) at any time on or after the second anniversary of the Effective Date and during the term of the Mazarakis Time-Vested RSU award agreement. An additional 6,650,000 RSUs shall become vested when the VWAP of the Company’s shares exceeds $1.05 (as adjusted for dividends and stock splits) at any time on or after the third anniversary of the Effective Date and during the term of the Mazarakis Time-Vested RSU award agreement.

(2)
This amount reflects the unvested Mazarakis Performance-Vested RSUs that were issued to Mr. Mazarakis on May 9, 2025. 6,333,333 RSUs shall become vested when the six-month trailing AEBITDA of the Company exceeds $150,000,000 and the Company’s net leverage is below 2.2x; an additional 6,333,333 RSUs shall become vested when AEBITDA exceeds $165,000,000 and net leverage is below 2.2x; and the final 6,333,333 RSUs shall become vested when AEBITDA exceeds $205,000,000 and net leverage is below 2.2x, in each case as determined in accordance with the terms of the award agreement.

(3)
This amount reflects the unvested Macdonald Time-Vested RSUs that were issued to Mr. Macdonald on May 9, 2025. 3,325,000 RSUs shall become vested when the 30-day VWAP of the Company’s shares exceeds $0.85 (as adjusted for dividends and stock splits) at any time on or after the second anniversary of the Effective Date and during the term of the Macdonald Time-Vested RSU award agreement. An additional 3,325,000 RSUs shall become vested when the VWAP of the Company’s shares exceeds $1.05 (as adjusted for dividends and stock splits) at any time on or after the third anniversary of the Effective Date and during the term of the Macdonald Time-Vested RSU award agreement.

(4)
This amount reflects the unvested Macdonald Performance-Vested RSUs that were issued to Mr. Macdonald on May 9, 2025. 3,166,667 RSUs shall become vested when the six-month trailing AEBITDA of the Company exceeds $150,000,000 and the Company’s net leverage is below 2.2x; an additional 3,166,667 RSUs shall become vested when AEBITDA exceeds $165,000,000 and net leverage is below 2.2x; and the final 3,166,667 RSUs shall become vested when AEBITDA exceeds $205,000,000 and net leverage is below 2.2x, in each case as determined in accordance with the terms of the award agreement.

(5)
The amounts in this column represent the fair market value of the RSUs as of December 31, 2025, based on the closing price of the Company’s stock of $0.6130 on December 31, 2025, which was the last business day of the year.

Retirement Benefit Plans
The Company did not offer any retirement benefit plans to executives in 2025.
Termination and Change in Control Benefits
As described in more detail above, the Company entered into employment agreements with Mr. Mazarakis and Mr. Macdonald. The following describes the benefits to which each of Mr. Mazarakis and Mr. Macdonald is entitled under his respective employment agreement upon certain events. Under their respective agreements, neither of Mr. Mazarakis or Mr. Macdonald is eligible for any post-termination benefits in the event of termination for Cause (as defined below) or without Good Reason (as defined below). Mr. Apfelbaum is an at-will employee and not entitled to any post-termination benefits under his employment agreement.
John Mazarakis
If Mr. Mazarakis’s employment with the Company is terminated during the term of his employment agreement by the Company without Cause or by Mr. Mazarakis for Good Reason, then the Company will, in addition to paying Mr. Mazarakis’s base salary and other compensation earned through the termination date, (a) pay an amount equal to one hundred percent (100%) of his annualized base salary as of the termination date, less all legally required and authorized deductions and withholdings, (b) accelerate the vesting of any equity incentive awards issued to Mr. Mazarakis that remain subject to any time or performance vesting criteria as of the termination date such that the equity incentive awards become fully vested as of the termination date, (c) pay any other incentive compensation, including, without limitation, any bonus payments earned but unpaid as of the termination date, (d) if Mr. Mazarakis is eligible for and takes all steps necessary to continue his group health insurance coverage following the termination date, pay the portion of the premium costs for such coverage that the Company would pay if Mr. Mazarakis remained employed by the Company, at the same level of coverage that was in effect as of the termination date, through the earliest of (i) the 12 month anniversary of the termination date, (ii) the date Mr. Mazarakis becomes eligible for group health insurance coverage from any other employer, or (iii) the date Mr. Mazarakis is no longer eligible to continue his group health insurance coverage under applicable law, and (e) pay up to $10,000 USD for outplacement services by an outplacement services provider selected by Mr. Mazarakis. The foregoing severance benefits are conditioned upon Mr. Mazarakis signing and not revoking a release of claims following his termination date.
Under the Mazarakis Employment Agreement, Cause means (i) willful failure to comply with any valid and legal directive of the Board of Directors, (ii) willful engagement in dishonesty, illegal conduct, or gross misconduct, which is, in each case, injurious to the Company or any of its affiliates; (iii) embezzlement, misappropriation, or intentional fraud, whether or not related to Mr. Mazarakis’s employment with the Company, (iv) indictment, conviction of or plea of guilty or nolo contendere to a crime that constitutes a felony (or state law equivalent); (v) commission or conviction of a crime which would disqualify Mr. Mazarakis for registration or licensure by the applicable regulatory or licensing authority governing the Company’s or any of its subsidiary’s or affiliate’s participation in a State-regulated cannabis program; (vi) material breach of any material obligation under the Mazarakis Employment Agreement or any other written agreement between Mr. Mazarakis and the Company or any of its subsidiaries; or (vii) any material failure by Mr. Mazarakis to comply with the Company’s written policies or rules, as they may be in effect from time to time, that were previously provided to Mr. Mazarakis, if such failure causes material reputational or financial harm to the Company or any of its affiliates. However, no termination shall be considered a termination for Cause unless the Company provides Mr. Mazarakis written notice within 30 days of the date upon which the Company first becomes aware of the circumstances purporting to give rise to Cause which notice sets forth the specific circumstances purporting to give rise to Cause and identifying with specificity the action needed to cure. Mr. Mazarakis shall be provided a period of not less than 30 days from the receipt of such notice to effect such cure to the reasonable satisfaction of the Company. Good Reason means (i) a material diminution in responsibilities, authority or duties or a change in title or reporting responsibility, (ii) a material diminution in salary, other than a general reduction in base salaries that affects all similarly situated Company employees in substantially the same proportions, (iii) a material diminution in incentive compensation opportunities, (iv) a relocation of principal place of employment to a location more than 50 miles from his principal place of employment on the Effective Date, or (v) the material breach of the Mazarakis Employment Agreement by the Company, provided, however, that Good Reason shall not exist unless Mr. Mazarakis has first provided written notice to the Company of the initial occurrence of one or more of the conditions under clauses (i) through (iv) within 30 days of the condition’s occurrence, such condition is not fully remedied by the Company within 30 days after the Company’s receipt of written notice from Mr. Mazarakis, and the termination date as a result of such event occurs within 90 days after the initial occurrence of such event.
If Mr. Mazarakis’s employment is terminated by reason of his death or disability, then the Company shall (a) accelerate the vesting of any equity incentive awards issued to Mr. Mazarakis that remain subject to any time or performance vesting criteria as of the termination date such that the equity incentive awards become fully vested as of the termination date, and (b) pay any other incentive compensation, including, without limitation, any bonus payments earned but unpaid as of the termination date.
The post-termination rights under the Second Amendment to the Mazarakis Employment Agreement are described below in “Proposal 5: Approval of Employment Agreement Amendment.”
Tyson Macdonald
If Mr. Macdonald’s employment with the Company is terminated during the term of his employment agreement by the Company without Cause or by Mr. Macdonald for Good Reason, then the Company will, in addition to paying Mr. Macdonald’s base salary and other compensation earned through the termination date, (a) pay an amount equal to one hundred percent (100%) of his annualized base salary as of the termination date, less all legally required and authorized deductions and withholdings, (b) accelerate the vesting of any equity incentive awards issued to Mr. Macdonald that remain subject to any time or performance vesting criteria as of the termination date such that the equity incentive awards become fully vested as of the termination date, (c) pay any other incentive compensation, including, without limitation, any bonus payments earned but unpaid as of the termination date, (d) if Mr. Macdonald is eligible for and takes all steps necessary to continue his group health insurance coverage following the termination date, pay the portion of the premium costs for such coverage that the Company would pay if Mr. Macdonald remained employed by the Company, at the same level of coverage that was in effect as of the termination date, through the earliest of (i) the 12 month anniversary of the termination date, (ii) the date Mr. Macdonald becomes eligible for group health insurance coverage from any other employer, or (iii) the date Mr. Macdonald is no longer eligible to continue his group health insurance coverage under applicable law, and (e) pay up to $10,000 USD for outplacement services by an outplacement services provider selected by Mr. Macdonald. The foregoing severance benefits are conditioned upon Mr. Macdonald signing and not revoking a release of claims following his termination date.
Under the Macdonald Employment Agreement, Cause means (i) willful failure to comply with any valid and legal directive of the Board of Directors, (ii) willful engagement in dishonesty, illegal conduct, or gross misconduct, which is, in each case, injurious to the Company or any of its affiliates; (iii) embezzlement, misappropriation, or intentional fraud, whether or not related to Mr. Macdonald’s employment with the Company, (iv) indictment, conviction of or plea of guilty or nolo contendere to a crime that constitutes a felony (or state law equivalent); (v) commission or conviction of a crime which would disqualify Mr. Macdonald for registration or licensure by the applicable regulatory or licensing authority governing the Company’s or any of its subsidiary’s or affiliate’s participation in a State-regulated cannabis program; (vi) material breach of any material obligation under the Macdonald Employment Agreement or any other written agreement between Mr. Macdonald and the Company or any of its subsidiaries; or (vii) any material failure by Mr. Macdonald to comply with the Company’s written policies or rules, as they may be in effect from time to time, that were previously provided to Mr. Macdonald, if such failure causes material reputational or financial harm to the Company or any of its affiliates. However, no termination shall be considered a termination for Cause unless the Company provides Mr. Macdonald written notice within 30 days of the date upon which the Company first becomes aware of the circumstances purporting to give rise to Cause which notice sets forth the specific circumstances purporting to give rise to Cause and identifying with specificity the action needed to cure. Mr. Macdonald shall be provided a period of not less than 30 days from the receipt of such notice to effect such cure to the reasonable satisfaction of the Company. Good Reason means (i) a material diminution in responsibilities, authority or duties or a change in title or reporting responsibility, (ii) a material diminution in salary, other than a general reduction in base salaries that affects all similarly situated Company employees in substantially the same proportions, (iii) a material diminution in incentive compensation opportunities, (iv) a relocation of principal place of employment to a location more than 50 miles from his principal place of employment on the Effective Date, or (v) the material breach of the Macdonald Employment Agreement by the Company, provided, however, that Good Reason shall not exist unless Mr. Macdonald has first provided written notice to the Company of the initial occurrence of one or more of the conditions under clauses (i) through (iv) within 30 days of the condition’s occurrence, such condition is not fully remedied by the Company within 30 days after the Company’s receipt of written notice from Mr. Macdonald, and the termination date as a result of such event occurs within 90 days after the initial occurrence of such event.
If Mr. Macdonald’s employment is terminated by reason of his death or disability, then the Company shall (a) accelerate the vesting of any equity incentive awards issued to Mr. Macdonald that remain subject to any time or performance vesting criteria as of the termination date such that the equity incentive awards become fully vested as of the termination date, and (b) pay any other incentive compensation, including, without limitation, any bonus payments earned but unpaid as of the termination date.
2019 Equity Incentive Plan
Death or Disability
In the event of the termination of a participant’s employment due to death or disability, the participant’s vested Company options will remain exercisable for six months after the termination date and unvested Company options will be terminated. Company options unexercised during that time period will be terminated.
Change in Control
In the event of a merger of the Company with or into another corporation or other entity or a Change in Control (as defined below), each outstanding award will be treated as the administrator determines (subject to the provisions of the following paragraph) without a participant’s consent, including, without limitation, that (A) awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (B) upon written notice to a participant, that the participant’s awards will terminate upon or immediately prior to the consummation of such merger or Change in Control; (C) outstanding awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an award will lapse, in whole or in part prior to or upon consummation of such merger or Change in Control, and, to the extent the administrator determines, terminate upon or immediately prior to the effectiveness of such merger or Change in Control; (D) (I) the termination of an award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such award or realization of the participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the administrator determines in good faith that no amount would have been attained upon the exercise of such award or realization of the participant’s rights, then such award may be terminated by the Company without payment), or (II) the replacement of such award with other rights or property selected by the administrator in its sole discretion; or (E) any combination of the foregoing. In taking any of the foregoing actions, the administrator does not have to treat all awards, all awards held by a participant, or all awards of the same type, similarly.
In the event that the successor corporation does not assume or substitute for the award (or portion thereof), the participant will fully vest in and have the right to exercise all of his or her outstanding Company options, including those not otherwise vested or exercisable, and the Company options will be exercisable for a period of time determined by the administrator. Additionally, all restrictions on restricted stock and RSUs will lapse, and with respect to awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent of target levels and all other terms and conditions met.
An award will be considered assumed if, following the merger or Change in Control, the award confers the right to purchase or receive, for each Company Share subject to the award immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Subordinate Voting Shares for each Company Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Company Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common shares of the successor corporation or its parent, the administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of a Company option for each Company Share subject to such award, to be solely common shares of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Subordinate Voting Shares in the merger or Change in Control.
For purposes of the 2019 Incentive Plan, Change in Control means the occurrence of any of the following events:
i.
Change in Ownership of the Company. A change in the ownership of the Company which occurs on the date that a Person acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than 50% of the total voting power of the stock of the Company, except that any change in the ownership of the stock of the Company as a result of a private financing of the Company that is approved by the Board will not be considered a Change in Control.

ii.
Change in Effective Control of the Company. If the Company has a class of securities registered pursuant to Section 12 of the Exchange Act, a change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any 12-month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this clause (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control.

iii.
Change in Ownership of a Substantial Portion of the Company’s Assets. A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions. For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

iv.
Persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase, or acquisition of stock, or similar business transaction with the Company.

v.
Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

vi.
Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (A) its sole purpose is to change the jurisdiction of the Company’s incorporation, or (B) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction

Other Termination
For any other termination of employment, vested Company options remain exercisable for two years after the termination date and any unvested Company options and vested Company options not exercised during this time period will be terminated.

EQUITY COMPENSATION PLAN INFORMATION
Vireo adopted the 2019 Incentive Plan effective March 18, 2019, permitting the grant of incentive stock options, nonstatutory stock options, stock appreciation rights), restricted stock and RSUs. In addition, from time to time, we may grant options as incentives or compensation mechanisms for executives and directors pursuant to their employment agreements. Under the rules of the CSE, Vireo is required to seek shareholder re-approval every three years. Approval from shareholders was last received at the general and special meeting held on June 21, 2024, and will be required on or before June 21, 2027. See “Summary of Terms and Conditions of the 2019 Incentive Plan” below.
The Company has granted equity compensation outside of the 2019 Incentive Plan. These equity grants of options and RSUs were issued pursuant to employment agreements between the individuals and the Company, as follows: (i) Employment Agreement with Joshua Rosen and Vireo Health, Inc., dated December 4, 2022; (ii) Second Amendment to Employment Agreement, effective December 14, 2022, by and among Goodness Growth Holdings, Inc., Vireo Health, Inc. and Kyle Kingsley; (iii) Third Amendment to Employment Agreement, effective June 7, 2023, by and among Goodness Growth Holdings, Inc., Vireo Health, Inc. and John Heller; (iv) Second Amendment to Employment Agreement, effective December 14, 2022, by and among Goodness Growth Holdings, Inc., Vireo Health, Inc. and J. Michael Schroeder; (v) Third Amendment to Employment Agreement, effective June 7, 2023, by and among Goodness Growth Holdings, Inc., Vireo Health, Inc. and J. Michael Schroeder; (vi) Second Amendment to Employment Agreement, effective December 14, 2022, by and among Goodness Growth Holdings, Inc., Vireo Health, Inc. and Amber Shimpa; (vii) Fourth Amendment to Employment Agreement, effective December 21, 2023, by and among Goodness Growth Holdings, Inc., Vireo Health, Inc. and Amber Shimpa; (viii) Second Amendment to Employment Agreement, effective December 14, 2022, by and among Goodness Growth Holdings, Inc., Vireo Health, Inc. and Patrick Peters (collectively, the “Additional Grant Agreements”); (ix) First Amendment to Employment Agreement, dated March 6, 2025, by and between Vireo Growth Inc. and John Mazarakis; and (x) First Amendment to Employment Agreement, dated March 6, 2025, by and between Vireo Growth Inc. and Tyson Macdonald. Pursuant to the Additional Grant Agreements the Company agreed to grant (i) options to purchase Subordinate Voting Shares, exercisable for a period of ten years from the date of grant at an exercise price equal to the volume weighted-average closing price of the shares on the CSE for the two trading days immediately preceding the date of grant on the vesting terms set out in the applicable option award agreement; and/or (ii) restricted stock units, each of which represents the right to receive one Subordinate Voting Share (or a cash payment equal to the fair market value of one Subordinate Voting Share) upon settlement of the applicable restricted stock unit award in accordance with the vesting and settlement terms of the applicable restricted stock unit award agreement.
In January 2018, Vireo U.S. adopted the 2018 Plan, which permitted the Company to grant incentive stock options, restricted shares, restricted share units, or other awards. The 2018 Plan was not approved by shareholders. Under the terms of the 2018 Plan, a total of 1,000,000 common shares were reserved for issue. The exercise price for incentive stock options issued under the 2018 Plan were to be set by the committee (as defined under the 2018 Plan) but were not to be less 100% of the fair market value of Vireo U.S.’s shares on the date of grant. Incentive stock options to be issued were to have a maximum term of 10 years from the date of grant. The incentive stock options vested at the discretion of the Board. No future awards will be made under the 2018 Plan.
Summary of Terms and Conditions of the 2019 Incentive Plan
The principal features of the 2019 Incentive Plan are summarized below.
Purpose
The purpose of the 2019 Incentive Plan is to enable Vireo and its affiliated companies to: (i) attract and retain the best available personnel for positions of substantial responsibility, (ii) to provide additional incentive to employees, directors, and consultants of Vireo, and (iii) to promote the success of Vireo’s business.
The 2019 Incentive Plan permits the grant of incentive stock options (“ISOs”), nonstatutory stock options (“NSOs”), SARs, restricted stock and RSUs (“Awards” and, individually, an “Award”).
Eligibility
Any employees, officers, directors, or consultants of Vireo or its affiliated companies are eligible to participate in the 2019 Incentive Plan if selected by the administrator of the 2019 Incentive Plan, being the NCGC Committee, failing which the administrator of the Plan will be the Board (the “Participants”). The basis of participation of an individual under the 2019 Incentive Plan, and the type and amount of any Award that an individual will be entitled to receive under the 2019 Incentive Plan, will be determined by the NCGC Committee or the Board based on its judgment as to the best interests of Vireo and its shareholders, and therefore cannot be determined in advance.
The maximum number of Subordinate Voting Shares (as used in this discussion, “Shares”) that may be issued under the 2019 Incentive Plan is 10% of the Shares outstanding from time to time (assuming the conversion of all Multiple Voting Shares into Subordinate Voting Shares). Any Shares subject to an Award under the 2019 Incentive Plan that are forfeited, surrendered, cancelled, repurchased, expire unexercised, are settled in cash, or are used or withheld to satisfy tax withholding obligations of a Participant are again available for Awards under the 2019 Incentive Plan. Notwithstanding the foregoing, the maximum number of Shares that may be issued pursuant to the exercise of ISOs is 108,045,077 plus the number of Shares that are again available as a result of the previous sentence, to the extent allowable under the United States Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations under the Code.
Awards Options
Options granted under the 2019 Incentive Plan are subject to the terms and conditions established by the NCGC Committee or the Board and set forth in the applicable award agreement. The NCGC Committee or the Board is authorized to grant Options to purchase Shares that are either ISOs, meaning they are intended to satisfy the requirements of Section 422 of the Code and the regulations promulgated thereunder, or NSOs, meaning they are not intended to satisfy the requirements of Section 422 of the Code.
Under the terms of the 2019 Incentive Plan, the exercise price of the Options will not be less than 100% of the “Fair Market Value” per Share on the date of grant. The “Fair Market Value” on any date means (i) the closing price of the Shares on an established stock exchange on such date, (ii) if the Shares are regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value will be the mean between the high bid and low asked prices for the Shares on the day of determination, or (iii) in the absence of an established market for the Shares, the Fair Market Value will be determined in good faith by the NCGC Committee or the Board. Notwithstanding the foregoing, in the case of (i) above, as the Shares are listed on the CSE, for the purposes of establishing the exercise price of any Options, the Fair Market Value shall not be lower than the greater of the closing market price of the Shares on the CSE on (A) the trading day prior to the date of grant of the Options, and (B) the date of grant of the Options. In addition, in the case of an ISO granted to an employee who owns stock representing more than 10% of the voting power of all classes of stock of Vireo, the per Share exercise price will be no less than 110% of the Fair Market Value per Share on the date of grant.
The maximum term of an Option granted under the 2019 Incentive Plan will be ten years from the date of grant (or five years in the case of an ISO granted to a greater than 10% shareholder).
Payment in respect of the exercise of an Option may be made in cash, check, promissory note (to the extent permitted by applicable law), other Shares, cashless exercise consideration, net exercise, or by such other method as the NCGC Committee or the Board may determine to be appropriate and permitted by applicable law, or any combination of the foregoing.
If a Participant ceases to be an employee, officer, director or consultant of Vireo or an affiliated company, other than upon the Participant’s termination as the result of the Participant’s death or disability, the Participant may exercise his or her Option within 30 days of termination, or such longer period of time as is specified in the award agreement (but not later than the expiration of the term of such Option as set forth in the award agreement) to the extent that the Option is vested on the date of termination. If a Participant ceases to be an employee, officer, director or consultant of Vireo or an affiliated company as a result of the Participant’s disability, the Participant may exercise his or her Option within 6 months of termination, or such longer period of time as is specified in the award agreement (but not later than the expiration of the term of such Option as set forth in the award agreement) to the extent the Option is vested on the date of termination. If a Participant dies while an employee, officer, director or consultant of Vireo or an affiliated company, the Option may be exercised within 6 months following the Participant’s death, or within such longer period of time as is specified in the award agreement (but not later than the expiration of the term of such Option as set forth in the award agreement) to the extent that the Option is vested on the date of death, by the Participant’s designated beneficiary or personal representative or in accordance with the will or the laws of descent. In the case of any unvested Options, the Shares covered by the Option will revert to the 2019 Incentive Plan. Notwithstanding the foregoing, at any time after the grant of an Option, the NCGC Committee or the Board, in its sole discretion, may reduce or waive the vesting criteria applicable to the Option.

Restricted Stock
A restricted stock award is a grant of Shares to a Participant, which Shares are subject to forfeiture restrictions during a restriction period. The restriction period may be based on the passage of time, the achievement of target levels of performance, or the occurrence of such other events as determined by the NCGC Committee, or the Board. Each award of restricted stock will be evidenced by an award agreement that will specify the restriction period, the number of Shares granted, and such other terms and conditions as the NCGC Committee or the Board determines. The NCGC Committee or the Board can impose such restrictions on the restricted stock as it deems advisable. The NCGC Committee or the Board, in their discretion, may accelerate the time at which any restrictions will lapse or be removed. During the restriction period, Participants holding shares of restricted stock under the 2019 Incentive Plan may not vote those Shares but will be entitled to receive all dividends and other distributions paid with respect to such Shares (unless the NCGC Committee or the Board provide otherwise).
RSUs
An RSU is a bookkeeping entry representing an amount equal to the Fair Market Value of one Share. The NCGC Committee or the Board will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of RSUs that will be paid out to the Participant. The NCGC Committee or the Board may set vesting criteria based upon the achievement of company-wide, business unit, or individual goals (including, but not limited to, continued employment or service), or any other basis determined by the NCGC Committee or the Board in its discretion. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the NCGC Committee or the Board. Notwithstanding the foregoing, at any time after the grant of RSUs, the NCGC Committee or the Board, in their sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.
Stock Appreciation Rights
A SAR entitles the Participant to receive, upon exercise of the SAR, the increase in the Fair Market Value of a specified number of Shares from the date of the grant of the SAR and the date of exercise payable in Shares. Each SAR grant will be evidenced by an award agreement that will specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the NCGC Committee, in its sole discretion, will determine; provided that the per share exercise price for the Shares that will determine the amount of the payment to be received upon exercise of a SAR will be no less than 100% of the Fair Market Value per Share on the date of grant. No SAR may be exercised more than ten years from the grant date.
General
The NCGC Committee or the Board may impose restrictions on the grant, exercise or payment of an Award as it determines appropriate. Generally, Awards granted under the 2019 Incentive Plan shall be nontransferable except by will, by the laws of descent and distribution, by Rule 701 under the U.S. Securities Act of 1933, as amended, and by National Instrument 45-106 Prospectus Exemptions, to the extent applicable. No Participant shall have any rights as a shareholder with respect to Shares covered by Options, SARs, restricted stock awards, or RSUs, unless and until such Awards are settled in Shares.
No Option (or, if applicable, SARs) shall be exercisable, no Shares shall be issued, no certificates for Shares shall be delivered and no payment shall be made under the 2019 Incentive Plan except in compliance with all applicable laws.
The Board may amend, alter, suspend or terminate the 2019 Incentive Plan and the NCGC Committee or the Board may amend any outstanding Award at any time; provided that (i) such amendment, alteration, suspension, discontinuation, or termination shall be subject to the approval of Shareholders if such approval is necessary to comply with any applicable laws, (ii) no such amendment, alteration, suspension or termination may impair the rights of a Participant without the Participant’s written agreement, and (iii) such amendment, alteration, suspension, discontinuation, or termination is in compliance with CSE Policies.
In the event of any dividend, recapitalization, forward or reverse stock split, reorganization, merger, consolidation, split-up, split-off, combination, repurchase or exchange of Shares or other securities of Vireo, or other change in the corporate structure of Vireo affecting the Shares occurs, the NCGC Committee or the Board will make such adjustment, which is appropriate in order to prevent diminution or enlargement of the benefits or potential benefits to Participants under the 2019 Incentive Plan, to the number and class of shares of stock that may be delivered under the 2019 Incentive Plan and/or the number, class, and price of shares of stock covered by each outstanding Award.

In the event of a merger of Vireo with or into another entity or a change in control, each outstanding Award will be treated as the NCGC Committee or Board determine without a Participant’s consent, including, without limitation, that (A) Awards will be assumed, or substantially equivalent Awards will be substituted, by the acquiring or succeeding corporation with appropriate adjustments as to the number and kind of shares and prices; (B) upon written notice to a Participant, that the Participant’s Awards will terminate upon or immediately prior to the consummation of such merger or change in control; (C) outstanding Awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an Award will lapse, in whole or in part prior to or upon consummation of such merger or change in control, and, to the extent the NCGC Committee or the Board determines, terminate upon or immediately prior to the effectiveness of such merger or change in control; (D) (I) the termination of an Award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the NCGC Committee or the Board determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by Vireo without payment), or (II) the replacement of such Award with other rights or property selected by the NCGC Committee or Board in its sole discretion; or (E) any combination of the foregoing. In the event that the successor corporation does not assume or substitute for the Award (or portion thereof), the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and SARs, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on restricted stock and RSUs will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met.
The grant of an Award shall not be construed as giving a Participant the right to be retained as an employee, officer of consultant of Vireo or any affiliate company, nor will it affect in any way the right of Vireo or an affiliate company to terminate a Participant’s employment or engagement at any time, with or without cause, in accordance with applicable law.
Tax Withholding
Vireo may take such action as it deems appropriate to ensure that all applicable federal, state, local, foreign or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant.

BENEFICIAL OWNERSHIP OF SHARES
The following table sets forth the beneficial ownership of Vireo’s Shares as of April 7, 2026 for (i) each member of the Board and director nominee, (ii) each NEO, (iii) each person known to Vireo to be the beneficial owner of more than 5% of Vireo’s securities, and (iv) the directors and executive officers as a group. Beneficial ownership is determined according to the rules of the SEC. Generally, a person has beneficial ownership of a security if the person possesses sole or shared voting or investment power of that security, including any securities of which a person has the right to acquire beneficial ownership within 60 days. Except as otherwise noted, each beneficial owner listed in the table has sole voting and investment power with regard to the Vireo Shares owned by such person. The following table and footnotes to the table also set forth, to the knowledge of Vireo’s directors or executive officers, any person or company that beneficially owns, or controls or directs, directly or indirectly, voting securities carrying 10% or more of the voting rights attached to any class of voting securities of Vireo. The ownership percentages are based on the following Vireo Shares outstanding at the close of business on April 7, 2026: 1,147,581,362 Subordinate Voting Shares1 and 232,490 Multiple Voting Shares.

	Subordinate Voting Shares		Multiple Voting Shares		Total(2)
Name and Address of Beneficial Owner(1)	Number Beneficially Owned	% of Total Subordinate Voting Shares	Number Beneficially Owned	% of Total Multiple Voting Shares	Number of Capital Stock Beneficially Owned	% of Total Capital Stock
Chicago Atlantic Opportunities, LLC	108,101,862(3)	9.2%	—	—	108,101,862	9.1%
FoundersJT LLC	77,636,814	6.8	—	—	77,636,814	6.6
Keith Capurro, Ryan Breeden, and KCRB LLC	61,093,465(4)	5.3	—	—	61,093,465	5.2
Gary Primm and GEP Ventures, LLC	59,630,517(5)	5.2	—	—	59,630,517	5.1
Roger Primm and RP Holding, LLC	59,630,517(6)	5.2%	—	—	59,630,517	5.1%
NEOs and Directors
John Mazarakis	9,833,737(7)	*	—	—	9,833,737	*
Tyson Macdonald	5,507,180(8)	*	—	—	5,507,180	*
Sean Apfelbaum	137,855	*	—	—	137,855	*
Ross M. Hussey	906,653(9)	*	16,803	7.2%	2,586,953	*
Victor E. Mancebo	807,867(10)	*	—	—	807,867	*
Judd T. Nordquist	1,285,757(11)	*	845	*	1,370,257	*
Kyle Kingsley	16,435,882	1.4	—	—	16,435,882	1.4
Michael Steiner	1,675,903	*	—	—	1,675,903	*
Christopher J. Hagedorn	—	—	—	—	—	—
Directors and executive officers as a group (9 persons)(12)	42,053,688	3.7%	17,648	7.6%	43,818,488	3.8%

*	Represents less than 1%
(1)
This table does not reflect the issuance of 213,000,000 Subordinate Voting Shares and a warrant to purchase 80,000,000 Subordinate Voting Shares at an exercise price of US$0.85 per Subordinate Voting Share to Good Dog Holdings LLC, as designee of SMG Growing Media LLC, an indirect wholly owned subsidiary of The Scotts Miracle-Gro Company, in connection with the acquisition of Hawthorne on April 8, 2026 as this issuance occurred after the Record Date of April 7, 2026. As of April 8, 2026, Good Dog Holdings LLC, beneficially owned 15.7% of the Subordinate Voting Shares, 0% of the Multiple Voting Shares and 15.4% of the Company’s total capital stock. This table also does not reflect the delivery of 90,740,741 Subordinate Voting Shares from treasury into escrow with Odyssey Trust Company as escrow agent, as of March 22, 2026, pursuant to the terms of the Asset Purchase Agreement to acquire certain retail assets and properties of PharmaCann Inc. Such Subordinate Voting Shares are being held and shall remain in escrow until their release and delivery upon the close of the asset acquisition.

(2)	Total share values assume all outstanding Multiple Voting Shares have been converted to Subordinate Voting Shares. Each Multiple Voting Share is convertible into 100 Subordinate Voting Shares.
(3)
Reflects the Vireo Shares as reported on Form 4 filed with the SEC on June 13, 2025 on behalf of Chicago Atlantic Credit Opportunities, LLC (“CACO”), Chicago Atlantic Equity Fund LLC (“CAEF”), Chicago Atlantic Credit (“CAC”), Chicago Atlantic Credit Company (“CACC”), Chicago Atlantic Advisers, LLC (“CAA”), Chicago Atlantic Group GP, LLC (“CAGGP”), Chicago Atlantic Group, LP (“CAG”), Chicago Atlantic GP Holdings, LLC (“CAGPH”), Chicago Atlantic Manager, LLC (“CAM”), Chicago Atlantic Opportunity GP, LLC (“CAOGP”), Chicago Atlantic Opportunity Portfolio, LP (“CAOP”). CAGGP is the general partner of CAG, which is the managing

[1]	Excludes 90,740,741 Subordinate Voting Shares being held in escrow related to the acquisition of certain retail assets of Pharmacann Inc., which had not closed as of the Record Date.

member of CAA, which is the investment manager of CACO and CAOP. CAGPH is the managing member of CAM, which is the managing member of CACO. CAGPH is also the sole member of CAOGP, which is the general partner of CAOP. The business address for the foregoing entities is 420 N Wabash Ave, Suite 500, Chicago, Illinois 60611. Additionally, this reflects 6,091,179 exercisable warrants held collectively by the aforementioned entities, 15,680,000 of convertible debt, and 8,000,000 shares held by private funds affiliated with Chicago Atlantic.
(4)
Reflects the Vireo Shares as reported on Schedule 13D filed with the SEC on August 1, 2025, on behalf of Keith Capurro, Ryan Breeden and KCRB LLC. Mr. Capurro has sole voting and dispositive power over 1,781,570 subordinate voting shares and shared voting and dispositive power over 58,421,110 subordinate voting shares. Mr. Breeden has sole voting and dispositive power over 890,785 subordinate voting shares and shared voting and dispositive power over 58,421,110 subordinate voting shares. KCRB LLC has shared voting and dispositive power over 58,421,110. Mr. Capurro owns 65.7% of the ownership interests of KCRB LLC and Mr. Breeden owns 34.3% of the ownership interests of KCRB LLC. Mr. Capurro, Mr. Breeden and KCRB LLC acquired the subordinate voting shares described above as consideration for common stock of Deep Roots Holdings, Inc. when Vireo completed its acquisition of Deep Roots Holdings, Inc. on June 6, 2025. The address of Mr. Capurro and KCRB LLC is 2542 Meraki, Reno, NV 89508. The address of Mr. Breeden is 1813 South 9th Street, Las Vega, NV 89509.

(5)
Reflects the Vireo Shares as reported on Schedule 13G filed with the SEC on July 28, 2025, on behalf of Gary Primm and GEP Ventures, LLC, which have shared voting and dispositive power over 59,630,517 subordinate voting shares. The address for Mr. Primm is 3945 Jacob Lake Circle, Las Vegas, NV 89118. The address for GEP Ventures, LLC is P.O. Box 94825, Las Vegas, NV 89193.

(6)
Reflects the Vireo Shares as reported on Schedule 13G filed with the SEC on September 19, 2025, on behalf of Roger Primm and RP Holding, LLC, which have shared voting and dispositive power over 59,630,517 subordinate voting shares. The address for Mr. Primm is 5100 Franktown Road, Washoe Valley, NV 89704. The address for RP Holding, LLC is 5310 Kietzke Lane, Unit 101, Reno, NV 89511.

(7)
This amount does not include (i) the 13,300,000 Mazarakis Time-Vested RSUs, which will not become vested within 60 days of April 7, 2026, or (ii) the 19,000,000 Mazarakis Performance-Vested RSUs that are subject to vesting to the extent that performance objectives are met.

(8)
This amount does not include (i) the 6,650,000 Macdonald Time-Vested RSUs, which will not become vested within 60 days of April 7, 2026 or (ii) the 9,500,000 Macdonald Performance-Vested RSUs that are subject to vesting to the extent performance objectives are met.

(9)	Includes 787,741 Vireo Options to purchase Subordinate Voting Shares that are currently exercisable or exercisable within 60 days of April 7, 2026.
(10)	Includes 722,741 Vireo Options to purchase Subordinate Voting Shares that are currently exercisable or exercisable within 60 days of April 7, 2026.
(11)	Includes 1,143,315 Vireo Options to purchase Subordinate Voting Shares that are currently exercisable or exercisable within 60 days of April 7, 2026.
(12)	Includes all current directors and executive officers.
INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS
Aggregate Indebtedness
There is no indebtedness outstanding of any current or former director, executive officer or employee of Vireo or any of its subsidiaries which is owing to Vireo or any of its subsidiaries or to another entity which is the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by Vireo or any of its subsidiaries, entered into in connection with a purchase of securities or otherwise.
Indebtedness of Directors and Executive Officers Under (1) Securities Purchase and (2) Other Programs
No individual is, or at any time during the most recently completed financial year of Vireo was, a director or executive officer of Vireo, and no proposed nominee for election as a director of Vireo, or any associate of any such director, executive officer or proposed nominee: (i) is or at any time since the beginning of the most recently completed financial year of Vireo has been, indebted to Vireo or any of its subsidiaries, or (ii) whose indebtedness to another entity is, or at any time since the beginning of the most recently completed financial year of Vireo has been, the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by Vireo or any of its subsidiaries.

PROPOSAL 3: APPROVAL OF SHARE CONSOLIDATION
General
Effective April 3, 2026, our Board adopted resolutions to effect, subject to approval by our Shareholders and by the CSE, a consolidation of Vireo’s Subordinate Voting Shares, Multiple Voting Shares and Super Voting Shares (for purposes of this proposal, the “Shares”) at a ratio not less than 20-for-1 and not more than 40-for-1, with the ratio at which the consolidation would be effected to be a ratio within the range to be determined at the discretion of the Board (the “Share Consolidation”).
If our Shareholders approve the Share Consolidation, the Board would have the sole discretion before the next annual general meeting of the Shareholders to determine (i) whether to effect the Share Consolidation and (ii) how to fix the specific ratio for the Share Consolidation, provided that the ratio would not be less than 20-for-1 and not more than 40-for-1. We believe that enabling the Board to fix the specific ratio of the Share Consolidation within the stated range will provide us with the flexibility to implement the Share Consolidation in a manner designed to maximize the anticipated benefits to us and our Shareholders, as described below. The determination of the ratio of the Share Consolidation will be based on a number of factors, which are described further below under the heading “Criteria to be Used for Decision to Apply the Share Consolidation.”
If our Shareholders approve the Share Consolidation, the Share Consolidation would become effective on a date and time (the “Effective Time”) to be determined by our Board based on its evaluation as to when such action will be most advantageous to us and our Shareholders and set out in a resolution. Our Board reserves the right, notwithstanding Shareholder approval and without further action by our Shareholders, to abandon the Share Consolidation if, at any time before the effectiveness of the Share Consolidation, our Board, in its sole discretion, determines that it is no longer in our best interest and the best interests of our Shareholders to proceed.
The primary purpose for effecting the Share Consolidation is to increase the per-share trading price of our Subordinate Voting Shares to, among other things, broaden the pool of investors that may be interested in investing in the company by attracting new investors who would prefer not to invest in shares that trade at lower share price and make the Subordinate Voting Shares a more attractive investment to institutional investors.
In evaluating whether to effect the Share Consolidation, our Board has considered and will continue to consider negative factors associated with share consolidations, including the negative perception of share consolidations held by many investors, analysts, and other stock market participants and the fact that the stock price of some companies that have effected share consolidations has subsequently declined back to pre-share consolidation levels. In recommending the Share Consolidation, our Board determined that the potential benefits significantly outweigh the potential negative factors.
As of April 7, 2026, there were 1,147,581,362 shares of our Subordinate Voting Shares, 232,490 of our Multiple Voting Shares and zero shares of our Super Voting Shares issued and outstanding.
At the Meeting, the holders of the Subordinate Voting Shares and the holders of the Multiple Voting Shares will be asked to vote on the following ordinary resolution on a class basis:
BE IT RESOLVED THAT:
1.
The Board of Directors of the Company, subject to receipt of all regulatory approvals including from the Canadian Securities Exchange, be and is hereby authorized to, at any time following the date of this resolution until the date of the Company’s next annual general meeting, consolidate (the “Share Consolidation”) the total number of issued and outstanding Subordinate Voting Shares, Multiple Voting Shares and Super Voting Shares (collectively, the “Shares”) in the capital of the Company on the basis of not less than twenty (20) pre-consolidated Shares for one (1) post-consolidated Share and not more than forty (40) pre-consolidated Shares for one (1) post-consolidated Share with the exact ratio of consolidation (the “Consolidation Ratio”) to be determined by the Board of Directors in its sole discretion all without further notice to, approval by or ratification of the shareholders of the Company;

2.
Upon the Share Consolidation, no fractional post-consolidated Shares be issued and no cash paid in lieu of fractional post-consolidated Shares, such that any fractional interest in Shares resulting from the Share Consolidation will be rounded down to the nearest whole number of post-consolidated Shares or cancelled;

3.
For greater certainty, notwithstanding the passing of this resolution and the authorization provided for herein, the Board of Directors shall have the absolute discretion to determine if and when to affect the Share Consolidation, if at all, and to determine the final Consolidation Ratio in accordance with the terms hereof, and for greater certainty, the Board of Directors may and is hereby authorized in its absolute discretion to determine not to affect the Share Consolidation and to otherwise abandon or revoke this resolution at any time before it is acted upon, all without further notice to, approval by or ratification of the shareholders;

4.
The Board of Directors may and is hereby authorized to, without further notice to, approval by or ratification by the shareholders, modify, vary or amend the terms and conditions of the Share Consolidation as may be required by the regulatory authorities having jurisdiction of the Share Consolidation, the Company or its affairs; and

5.
Any director or officer of the Company be and is hereby authorized and directed to, in the name of and on behalf of the Company, execute and deliver all such documents and to do all such acts and things as are considered necessary or advisable to give effect to this resolution and any matters incidental thereto, the execution of any such document or the doing of any such act or thing being conclusive evidence of such determination and the Company’s approval and ratification thereof.

Criteria to be Used for Decision to Apply the Share Consolidation
If our Shareholders approve the Share Consolidation, our Board will be authorized to proceed with the Share Consolidation. The exact ratio of the Share Consolidation, within the 20-for-1 and 40-for-1 range, would be determined by our Board. In determining whether to proceed with the Share Consolidation and setting the appropriate ratio for the Share Consolidation, our Board will consider, among other things, factors such as:
•	the continuing listing requirements of the Canadian Securities Exchange;
•
our ability to meet the initial requirements for a U.S. national securities exchange with respect to our Subordinate Voting Shares should the opportunity arise for issuers in the cannabis industry to be permitted to do so;

•	the historical trading price and trading volume of our Subordinate Voting Shares;
•	the number of our Subordinate Voting Shares and Multiple Voting Shares issued and outstanding;
•	the then-prevailing trading price and trading volume of our Subordinate Voting Shares and the anticipated impact of the Share Consolidation on the trading market for our Subordinate Voting Shares; and
•	prevailing general market and economic conditions.
Reasons for the Share Consolidation
Our Board believes that the Share Consolidation would make our Subordinate Voting Shares more attractive to a broader range of institutional and other investors. Our Board believes that the number of outstanding shares of our Subordinate Voting Shares and low trading price of our Subordinate Voting Shares have contributed to a lack of interest in the Company from institutional and other investors and has made it difficult for the Company to attract new investors and conduct equity financings on attractive terms. Our Board believes that it may be necessary and prudent for the Company to effectuate the Share Consolidation because it would reduce the number of our outstanding Subordinate Voting Shares to a level more consistent with other public companies with comparable market capitalizations.
In addition, our Board believes that the increase in the market price of our Subordinate Voting Shares that may result from the Share Consolidation could encourage investor interest and improve the marketability of our Subordinate Voting Shares to a broader range of investors, and thus enhance our liquidity. Because of the trading volatility often associated with low-priced stocks, many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current share price of our Subordinate Voting Shares may result in an investor paying transaction costs that represent a higher percentage of total share value than would be the case if our share price were higher. Our Board believes that the higher share price that may result from the Share Consolidation could enable institutional investors and brokerage firms with such policies and practices to invest in our Subordinate Voting Shares. The Share Consolidation may not result in a permanent increase in the market price of our Subordinate Voting Shares, which will continue to be dependent on many factors, including general economic, market and industry conditions and other factors detailed from time to time in the reports we file with the SEC and Canadian securities regulators.
Our Board also believes that the Share Consolidation would help us meet the initial listing requirements of a U.S. national securities exchange with respect to our Subordinate Voting Shares should the opportunity arise for issuers in the cannabis industry to be permitted to do so. Our Subordinate Voting Shares currently trade on the CSE under the symbol “VREO” and are quoted on the OTCQX Best Market (“OTCQX”) operated by OTC Markets Group, Inc. under the symbol “VREOF”. We may, in the future should the opportunity arise for issuers in the cannabis industry, apply to list our Subordinate Voting Shares on a U.S. national securities exchange. However, the initial listing rules of various national securities exchanges require certain minimum bid price requirements, which are higher than our recent closing sales price on the CSE and OTCQX. For example, the New York Stock Exchange generally requires a minimum bid price of $4.00. Although the intent of the Share Consolidation is to increase the price of our Subordinate Voting Shares, there can be no assurance that even if the Share Consolidation is effected, that the bid price of our Subordinate Voting Shares will be sufficient for us to meet initial listing bid price requirements for a U.S. national securities exchange, such as the New York Stock Exchange, or that we will meet the other requirements for initial listing on a U.S. national securities exchange, and even if we do, that we will pursue such a listing.
Accordingly, for the reasons discussed herein, we believe that the ability to effect the Share Consolidation is in the Company’s and our Shareholders’ best interests.
Certain Risks Associated with the Share Consolidation
There can be no assurance that the market capitalization of our Subordinate Voting Shares after the implementation of the Share Consolidation will be equal to or greater than the total market capitalization before the Share Consolidation. While we expect that the Share Consolidation will increase the potential market price of our Subordinate Voting Shares, there can be no assurance that the Share Consolidation will increase the potential market price of our Subordinate Voting Shares by a multiple proportionate to the consolidation ratio or result in the permanent increase in any potential market price. The trading price of our Subordinate Voting Shares may change due to a variety of other factors, including our ability to successfully accomplish our business goals, market conditions, and the market perception of our business. Also, should the market price of our Subordinate Voting Shares decline, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would pertain in the absence of a Share Consolidation. You should also keep in mind that the implementation of the Share Consolidation does not have an effect on the actual or intrinsic value of our business or a shareholder’s proportional ownership in the Company (subject to the treatment of fractional shares). However, should the overall value of our Shares decline after the proposed Share Consolidation, then the actual or intrinsic value of the Shares held by you will also proportionately decrease as a result of the overall decline in value.
Further, the possibility exists that the liquidity of our Subordinate Voting Shares could be adversely affected by the reduced number of shares that would be outstanding after the Share Consolidation, particularly if the expected increase in stock price as a result of the Share Consolidation is not sustained. The Share Consolidation will also increase the number of the Company’s shareholders who own odd lots (less than 100 shares). Shareholders who hold odd lots typically will experience an increase in the cost of selling their shares, as well as possibly greater difficulty in effecting such sales. Additionally, if we effect the Share Consolidation, the resulting per-share price may nevertheless fail to attract institutional investors and may not satisfy the investing guidelines of such investors, and consequently, the trading liquidity of our Subordinate Voting Shares may not improve. There can be no assurance that the Share Consolidation will achieve the desired results that have been outlined above.
Effect of the Share Consolidation
If our Shareholders approve the Share Consolidation and our Board elects to effect the Share Consolidation, the Board will determine the exact Share Consolidation ratio and timing to effect the Share Consolidation.
All of our Shares issued and outstanding immediately before the Effective Time would automatically be converted into new Shares based on the Share Consolidation ratio by reclassifying and combining all of our outstanding Shares into a proportionately smaller number of Shares. For example, if the Board decides to implement a 20-for-1 (20:1) Share Consolidation, then a shareholder holding 500,000 Subordinate Voting Shares before the Share Consolidation would instead hold 25,000 Subordinate Voting Shares immediately after the Share Consolidation, and a shareholder holding

50,000 Multiple Voting Shares before the Share Consolidation would instead hold 2,500 Multiple Voting Shares immediately after the Share Consolidation. If the Board decides to implement a 40-for-1 (40:1) Share Consolidation, then a shareholder holding 500,000 Subordinate Voting Shares before the Share Consolidation would instead hold 12,500 Subordinate Voting Shares immediately after the Share Consolidation and a shareholder holding 50,000 Multiple Voting Shares before the Share Consolidation would instead hold 1,250 Multiple Voting Shares immediately after the Share Consolidation.
The Share Consolidation would be effected simultaneously for all of our outstanding Shares. The Share Consolidation would affect all of our holders of Subordinate Voting Shares, Multiple Voting Shares and Super Voting Shares (if any) uniformly and would not change any shareholder’s percentage ownership in the Company, except to the extent that the Share Consolidation results in any of our shareholders owning fractional shares. We will not issue any fractional shares as a result of the Share Consolidation as discussed below under “Fractional Shares.” The Share Consolidation would not change the rights and restrictions of our Subordinate Voting Shares, Multiple Voting Shares or Super Voting Shares. For example, the Share Consolidation would not affect any Shareholder’s proportionate voting rights as each Subordinate Voting Share outstanding after the Share Consolidation will be entitled to one vote and each Multiple Voting Share outstanding after the Share Consolidation will be entitled to 100 votes. The Share Consolidation will not affect any Shareholders’ proportionate conversion rights.
After the Effective Time, our Shares will have a new Committee on Uniform Securities Identification Procedures (“CUSIP”) number, which is a number used to identify our equity securities, and stock certificates with the older CUSIP number will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described herein. After the Share Consolidation, we will continue to be subject to the periodic reporting and other requirements of the Exchange Act and Canadian securities regulations. We will continue to trade on the CSE under the symbol “VREO”. The Share Consolidation is not intended as, and will not have the effect of, a “going private transaction” as described by Rule 13e-3 under the Exchange Act.
The Share Consolidation will not affect the per share no par value of our Subordinate Voting Shares, Multiple Voting Shares or Super Voting Shares. As a result, on the Share Consolidation’s effective date, the aggregate value of both the stated capital attributable to Shares and the additional paid-in capital account on our balance sheet will not change due to the Share Consolidation. Reported per share net income or loss will be higher because fewer Shares are outstanding. The number of Shares deliverable upon settlement or vesting of restricted stock awards, options and other rights to acquire our common stock will be similarly adjusted, subject to our treatment of fractional shares. The number of Shares reserved for issuance pursuant to these securities will be proportionately based upon the Share Consolidation ratio determined by the Board subject to our treatment of fractional shares.
Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in the Share Consolidation, except to the extent of their ownership in our Shares and securities exercisable for our Shares, which Shares and securities would be subject to the same proportionate adjustment in accordance with the terms of the Share Consolidation as all other outstanding Shares and securities exercisable for our Shares.
If the Board does not decide to implement the Share Consolidation on or before the next annual general meeting of the Shareholders, the authority granted in this Proposal to implement the Share Consolidation will terminate.
Authorized Shares
The Share Consolidation will not change the unlimited authorized shares of the Company’s Shares under the Company’s Notice of Articles. The Company may use its authorized but unissued Shares for future financings, investment opportunities, acquisitions, or other distributions and stock splits (including splits effected through the declaration of stock dividends).
Procedures for Effecting the Share Consolidation and Exchange of Stock Certificates
If our Shareholders approve the Share Consolidation, and if our Board determines to effect the Share Consolidation (with the ratio to be determined in the discretion of the Board within the parameters described herein), the Board in its sole discretion will determine the Effective Time of the Share Consolidation in accordance with the Company’s Articles and applicable law. Beginning at the Effective Time, each certificate representing our Shares will be deemed for all corporate purposes to evidence ownership of the number of whole shares into which the Shares previously represented by the certificate were combined pursuant to the Share Consolidation.
If the Share Consolidation is implemented, our transfer agent will send shareholders holding Shares in certificated form (if any) a transmittal letter after the Effective Time. The letter of transmittal will contain instructions on how a shareholder should surrender his, her, or its certificate(s) representing the Shares (the “Old Certificates”) to the transfer agent in exchange for a book entry account statement representing the number of whole Shares that he, she, or it is entitled, subject to the treatment of fractional shares. No shareholder will be required to pay a transfer or other fee to exchange his, her, or its Old Certificates. Shareholders will then receive a book entry account statement representing the number of whole Shares that he, she, or it is entitled due to the Share Consolidation, subject to the treatment of fractional shares described below. Until surrendered, we will deem outstanding Old Certificates held by shareholders to be canceled and only represent the number of whole shares of post-Share Consolidation Shares to which these shareholders are entitled, subject to the treatment of fractional shares. Any Old Certificates submitted for exchange, whether because of a sale, transfer, or other disposition, will automatically be exchanged for a book entry account statement representing the number of whole shares to which the shareholder is entitled, subject to the treatment of fractional shares. If an Old Certificate bears a restrictive legend, the book entry account statement will be issued with the same restrictive legend.
The Company expects that our transfer agent will act as an exchange agent to implement the exchange of stock certificates. The transfer agent and registrar for our Shares is Odyssey Trust Company. The transfer agent’s address is Traders Bank Building, Suite 1100, 67 Yonge Street, Toronto, Ontario, Canada M5E 1J8 and the telephone number is (888) 290-1175. No service charges will be payable by holders of Shares connected with the exchange of certificates. The Company will pay all of the expenses associated with the exchange of stock certificates, other than fees associated with potential lost certificates or if exchanges are to be processed on a rush basis or use of courier or other delivery services.
SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.
Certain of our registered holders of Shares may hold some or all of their shares electronically in book-entry form with the transfer agent. These shareholders do not hold physical certificates evidencing their ownership of the Shares. However, they are provided with a statement reflecting the number of our Shares registered in their accounts. If a shareholder holds Shares in book-entry form with our transfer agent, no action needs to be taken to receive post-Share Consolidation Shares. If a shareholder is entitled to post-Share Consolidation Shares, a transaction statement will automatically be sent to the shareholder’s address of record indicating the number of our Shares held following the Share Consolidation.
Upon the Share Consolidation, we intend to treat shareholders holding our Shares in “street name,” through a broker, bank or other nominee, in the same manner as registered shareholders whose Shares are registered in their names. Brokers, banks or other nominees will be instructed to effect a Share Consolidation for their beneficial holders holding our Shares in “street name.” However, these brokers, banks or other nominees may have different procedures for processing a share consolidation. If you hold your Shares with a broker, bank or other nominee and if you have any questions in this regard, we encourage you to contact your nominee.
Fractional Shares
No fractional shares will be issued in connection with the Share Consolidation. Instead, any fractional shares will be deemed to have been tendered to the Company for cancellation for no consideration. In the case of fractional shares resulting from the Share Consolidation, fractions of a Share shall be rounded down to the nearest whole post-consolidated Share or cancelled. Each holder of Subordinate Voting Shares and Multiple Voting Shares will hold the same percentage of the outstanding Subordinate Voting Shares and Multiple Voting Shares, respectively, immediately following the Share Consolidation as that shareholder did immediately before the Share Consolidation, except for adjustments due to the cancellation of fractional shares. The elimination of fractional interests will reduce the number of post-Share Consolidation registered shareholders to the extent that there are registered shareholders holding Shares that are less than the consolidation ratio. This is not, however, the purposes for which the Company is proposing to effect the Share Consolidation.
No Appraisal Rights
Holders of our Shares will not be entitled to dissenter’s rights or appraisal rights concerning the Share Consolidation.
Reservation of Right to Abandon Share Consolidation
The Board reserves the right to abandon any Share Consolidation without further action by our Shareholders at any time before the effectiveness of the Share Consolidation.

Material Canadian Federal Income Tax Consequences of the Share Consolidation
The following summary describes the principal Canadian federal income tax considerations based on the current provisions of the Income Tax Act (Canada) (the “Tax Act”), the regulations thereunder in force as of the date hereof (“Regulations”) generally applicable to a holder of Vireo Shares whose Vireo Shares are consolidated pursuant to the Share Consolidation and who, for the purposes of the Tax Act and any applicable income tax treaty or convention, and at all relevant times, (i) holds its Vireo Shares as capital property and (ii) deals at arm’s length with the Company and is not affiliated with the Company (a “Holder”). Generally, the Vireo Shares will be considered to be capital property to a Holder unless the Holder holds or uses the Vireo Shares or is deemed to hold or use the Vireo Shares in the course of carrying on a business of trading or dealing in securities or has acquired them or is deemed to have acquired them in a transaction or transactions considered to be an adventure or concern in the nature of trade. Certain Holders that might not otherwise be considered to hold their Vireo Shares as capital property may, in certain circumstances, be entitled to make an irrevocable election pursuant to subsection 39(4) of the Tax Act to have their shares and all other “Canadian securities”, as defined in the Tax Act, owned by such Holders in the taxation year of the election and in all subsequent taxation years deemed to be capital property.
This summary is based on the current provisions of the Tax Act and the Regulations in force as of the date hereof, all specific proposals to amend the Tax Act publicly announced by or on behalf of the Minister of Finance (Canada) (the “Tax Proposals”) before the date hereof and current understanding of the administrative policies and assessing practices of the Canada Revenue Agency (the “CRA”) published in writing prior to the date hereof. This summary assumes that the Tax Proposals will be enacted in the form proposed and does not take into account or anticipate any other changes in law, whether by way of judicial, legislative, administrative or governmental decision or action, nor does it take into account provincial, territorial or foreign income tax legislation or considerations, which may differ significantly from the Canadian federal income tax considerations discussed herein. No assurance can be given that the Tax Proposals will be enacted in the form proposed or at all, or that legislative, judicial or administrative changes will not modify or change the statements expressed herein.
The following portion of the summary does not apply to a Holder: (i) that is a “financial institution” for purposes of section 142.2 of the Tax Act; (ii) that is a “specified financial institution” as defined in the Tax Act; (iii) to which the “functional currency” reporting rules in section 261 of the Tax Act apply; (iv) an interest in which is a “tax shelter investment” as defined in the Tax Act; (v) that is a corporation resident in Canada that is, or that becomes, as part of a transaction or event or series of transactions or events, controlled by a non-resident person or a group of a non-resident persons (comprised of any combination of non-resident corporations, non-resident individuals or non-resident trusts) for purposes of the “foreign affiliate dumping” rules in section 212.3 of the Tax Act; (vi) that has entered into or will enter into, in respect of the Vireo Shares, a “synthetic disposition arrangement”, a “derivative forward agreement” or a “dividend rental arrangement”, each as defined under the Tax Act; or (vii) that is a partnership. In addition, this summary does not discuss all of the tax considerations applicable to a Holder who acquired Vireo Shares pursuant to an employment compensation plan, such as the 2019 Incentive Plan. Any such Holders should consult their own tax advisors to determine the particular Canadian federal income tax consequences pursuant to the Share Consolidation.
For purposes of the Tax Act, all amounts relating to the acquisition, holding or disposition of Vireo Shares must be expressed in Canadian dollars (including adjusted cost base, proceeds of disposition and dividends). For purposes of the Tax Act, amounts denominated in a foreign currency generally must be converted into Canadian dollars using the daily average rate of exchange quoted by the Bank of Canada on the date such amounts arose, or such other rate of exchange as is acceptable to the CRA.
THIS SUMMARY IS NOT EXHAUSTIVE OF ALL POSSIBLE CANADIAN FEDERAL INCOME TAX CONSIDERATIONS APPLICABLE TO THE SHARE CONSOLIDATION. THIS SUMMARY IS OF A GENERAL NATURE ONLY AND IS NOT INTENDED TO BE, NOR SHOULD IT BE CONSTRUED TO BE, LEGAL OR TAX ADVICE TO ANY PARTICULAR HOLDER. ACCORDINGLY, HOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS REGARDING THE TAX CONSEQUENCES OF THE SHARE CONSOLIDATION IN THEIR PARTICULAR CIRCUMSTANCES.
Residents of Canada
The following portion of the summary is generally applicable to a Holder who, at all relevant times, for the purposes of the Tax Act, is or is deemed to be resident in Canada (a “Resident Holder”). Generally, a Resident Holder will not realize a capital gain or a capital loss as a result of the Share Consolidation, and, generally, the adjusted cost base to a Resident Holder of all its Vireo Shares will be the same after the Share Consolidation as it was before the Share

Consolidation. As a result of the Share Consolidation, all of the Vireo Shares held by a Resident Holder will be replaced by a smaller number of Vireo Shares, and the adjusted cost base of each of the Vireo Shares will be increased proportionately. The adjusted cost base for each of the Vireo Shares held by a Resident Holder must be recalculated.
A Resident Holder whose fractional share is canceled without consideration immediately after the Share Consolidation will be considered to have disposed of such fractional share at the time of such cancellation and will realize a capital loss equal to the adjusted cost base to such Resident Holder of such fractional share. Generally, one-half of any capital loss (an “allowable capital loss”) realized will be deducted against one half of any capital gains (“taxable capital gains”) realized by the Resident Holder in the year, and any excess of allowable capital losses over taxable capital gains may be carried back to the three preceding taxation years or forward to any subsequent taxation year and applied against net taxable capital gains in those years, subject to the detailed rules contained in the Tax Act.
Non-Residents of Canada
The following portion of this summary is generally applicable to a Holder who, at all relevant times, for the purposes of the Tax Act and any applicable income tax treaty or convention, is neither resident nor deemed to be resident in Canada and does not use or hold, and is not deemed to use or hold, Vireo Shares in, or in the course of, carrying on a business or part of a business in Canada (a “Non-Resident Holder”). Special rules which are not discussed in this summary may apply to a non-resident insurer carrying on business in Canada and elsewhere. Generally, a Non-Resident Holder will not realize a capital gain or a capital loss as a result of the Share Consolidation as the Share Consolidation will not be considered a disposition of property for the purposes of the Tax Act (other than in respect of a fractional share). Generally, the adjusted cost base to a Non-Resident Holder of all its Vireo Shares will be the same after the Share Consolidation as it was before the Share Consolidation. As a result of the Share Consolidation, all of the Vireo Shares held by a Non-Resident Holder will be replaced by a smaller number of Vireo Shares, and the adjusted cost base of each of the Vireo Shares will be increased proportionately. The adjusted cost base for each of the Vireo Shares held by a Non-Resident Holder must be recalculated.
For the Subordinate Voting Shares, provided the Subordinate Voting Shares are listed on a “designated stock exchange”, as defined in the Tax Act (which currently includes the CSE), at the relevant time, the Subordinate Voting Shares generally will not constitute taxable Canadian property of a Non-Resident Holder at that time, unless at any time during the 60-month period immediately preceding that time the following two conditions are met concurrently: (i) one or any combination of (a) the Non-Resident Holder, (b) persons with whom the Non-Resident Holder did not deal at arm’s length, and (c) partnerships in which the Non-Resident Holder or a person described in (b) holds a membership interest directly or indirectly through one or more partnerships owned, in the aggregate, 25% or more of the issued shares of any class or series of shares of the Company; and (ii) more than 50% of the fair market value of the Subordinate Voting Shares was derived directly or indirectly from one or any combination of (a) real or immovable property situated in Canada, (b) “Canadian resource property” (as defined in the Tax Act), (c) “timber resource property” (as defined in the Tax Act), or (d) an option in respect of, an interest in, or for civil law rights in, property described in any of (a) through (c), whether or not such property exists.
For the Multiple Voting Shares, at the relevant time, the Multiple Voting Shares generally will not constitute taxable Canadian property of a Non-Resident Holder at that time, unless at any time during the 60-month period immediately preceding that time the following condition is met: more than 50% of the fair market value of the Multiple Voting Shares was derived directly or indirectly from one or any combination of (a) real or immovable property situated in Canada, (b) “Canadian resource property” (as defined in the Tax Act), (c) “timber resource property” (as defined in the Tax Act), or (d) an option in respect of, an interest in, or for civil law rights in, property described in any of (a) through (c), whether or not such property exists. Notwithstanding the foregoing, a Vireo Share may otherwise be deemed to be taxable Canadian property to a Non-Resident Holder for purposes of the Tax Act in certain limited circumstances. Non-Resident Holders whose Vireo Shares may be considered taxable Canadian property should consult their own tax advisors.
No withholding tax will apply under the Tax Act to a Non-Resident Holder as a result of the Share Consolidation or the cancellation of fractional shares immediately thereafter. Generally, there are no other Canadian taxes on income (including taxable capital gains) payable by a Non-Resident Holder under the Tax Act as a consequence of the Share Consolidation or the cancellation of fractional shares immediately thereafter.
Material United States Federal Income Tax Consequences of the Share Consolidation
Pursuant to Section 7874(b) of the Code and the U.S. Treasury Regulations promulgated thereunder, notwithstanding that the Company has been organized under Canadian law, solely for U.S. federal income tax purposes, the Company is classified as a U.S. domestic corporation. The following discussion summarizes the material U.S. federal income tax consequences of the Share Consolidation to us and to holders that hold Shares and will hold new Shares as a “capital asset,” as defined in Section 1221 of the Code (generally, property held for investment purposes). This discussion is based upon current U.S. tax law, which is subject to change, possibly with retroactive effect and differing interpretations. Any such change may cause the U.S. federal income tax consequences of the Share Consolidation to vary substantially from the consequences summarized below. We have not sought and will not seek any rulings from the Internal Revenue Service (the “IRS”) regarding the matters discussed below, and there can be no assurance the IRS or a court will not take a contrary position to that discussed below regarding the tax consequences of the Share Consolidation.
This summary is for general information purposes only and does not purport to be a complete analysis or listing of all potential U.S. federal income tax consequences related to the Share Consolidation. This summary does not discuss applicable tax reporting requirements. In addition, this summary does not take into account the individual facts and circumstances of any particular holder that may affect the U.S. federal income tax consequences to such holder.
This summary does not address all aspects of U.S. federal income taxation that may be relevant to holders in light of their particular circumstances or to shareholders who may be subject to special tax treatment under the Code, including, without limitation, dealers in securities, commodities or foreign currency, certain former citizens or long-term residents of the United States, insurance companies, tax-exempt organizations, banks, financial institutions, small business investment companies, regulated investment companies, real estate investment trusts, retirement plans, persons whose functional currency is not the U.S. dollar, traders that mark-to-market their securities or persons who hold their Shares as part of a hedge, straddle, conversion or other risk reduction transaction. If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Shares, the U.S. federal income tax treatment of the partnership (or other entity treated as a partnership) and a partner in the partnership will generally depend on the status of the partner and the activities of such partnership. Accordingly, partnerships (and other entities treated as partnerships for U.S. federal income tax purposes) holding our Shares, and the partners in such entities should consult their tax advisors regarding the U.S. federal income tax consequences of the Share Consolidation to them.
Other aspects of U.S. federal income taxation not addressed by this summary include state and local tax consequences, alternative minimum tax consequences, non-U.S. tax consequences, and U.S. estate and gift tax consequences of the Share Consolidation, among others, and may vary as to each holder. Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after, or at the same time as the Share Consolidation, whether or not they are connected with the Share Consolidation, including, without limitation, the consequences of holding or disposing of Shares received in the Share Consolidation and the receipt of distributions thereon.
For purposes of this summary, a “U.S. Holder” is a beneficial holder of Shares who or that, for U.S. federal income tax purposes is an individual who is a United States citizen or resident of the United States, a corporation or other entity treated as a corporation for United States federal income tax purposes created in, or organized under the laws of, the United States, any state thereof or the District of Columbia, an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable U.S. Treasury Regulations to be treated as a United States person.
A “Non-U.S. Holder” is a beneficial holder of Shares who or that is neither a U.S. Holder nor a partnership for U.S. federal income tax purposes.
If an entity classified as a partnership for U.S. federal income tax purposes holds Shares, the tax treatment of a partner will generally depend on the status of the partner and the activities of the partnership. This summary does not address the tax consequences to any such owner or entity. Partners of entities or arrangements that are classified as partnerships for U.S. federal income tax purposes should consult their own tax advisors regarding the U.S. federal income tax consequences arising from and relating to the Share Consolidation.
Tax Consequences to the Company
We believe that the Share Consolidation should constitute a reorganization under Section 368(a)(1)(E) of the Code. Accordingly, we should not recognize taxable income, gain, or loss connected with the Share Consolidation.
Tax Consequences to Holders
Holders should generally not recognize gain or loss due to the Share Consolidation for U.S. federal income tax purposes. A holder’s aggregate adjusted tax basis in the Shares received under the Share Consolidation should equal the aggregate adjusted tax basis of the Shares exchanged therefor. A holder’s holding period in the Shares received under the Share Consolidation should include the holding period in the Shares exchanged therefor. U.S. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the Shares surrendered in Share Consolidation to shares received in such recapitalization. A holder that acquired Shares on different dates and at different prices should consult their tax advisors regarding allocating the tax basis and holding period from Shares surrendered in the Share Consolidation to Shares received in the Share Consolidation. A Holder whose fractional share is canceled without consideration immediately after the Share Consolidation and who does not receive any Shares in the Share Consolidation will be considered to have disposed of such fractional share at the time of such cancellation and will realize a capital loss equal to the adjusted cost base to such Holder of such fractional share. If in additional to having fractional Shares cancelled, a Holder does receive Shares in the Share Consolidation, the tax basis attributable to fractional Shares that are cancelled will be added to the tax basis of the Shares received in the Share Consolidation.
Additional Tax Consequences if the Company is a U.S. Real Property Holding Corporation.
If the Company is or has been a United States real property holding corporation (“USRPHC”) for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the Share Consolidation or the period that the Non-U.S. Holder held the Subordinate Voting Share, and, in the case where a class of the Company’s shares are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of our shares at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the Subordinate Voting Share or the Multiple Voting Shares, such Non-U.S. shareholder may be required to comply with additional reporting requirements in order to avoid U.S. withholding tax . There can be no assurance that Subordinate Voting Shares or the Multiple Voting Shares will have been, or that the Shares issued in the Share Consolidation will be treated as regularly traded on an established securities market for this purpose. Non-U.S. Holders should consult with their tax advisors as to whether the Company is a USRPHC and if it is, whether any additional requirements must be satisfied pursuant to Treasury regulation 1.1445-2(d)(2) or Notice 89-57.
THIS DISCUSSION OF U.S. FEDERAL INCOME TAX CONSIDERATIONS IS FOR GENERAL INFORMATION PURPOSES ONLY AND IS NOT TAX ADVICE. THE COMPANY URGES HOLDERS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE U.S. FEDERAL INCOME TAX CONSEQUENCES TO THEM OF SHARE CONSOLIDATION, INCLUDING ANY REQUIREMENTS THAT MUST BE SATISFIED BY NON-U.S. HOLDERS TO AVOID WITHHOLDING TAX, AS WELL AS THE APPLICATION OF ANY, STATE, LOCAL AND NON-U.S. INCOME, ESTATE AND OTHER TAX CONSIDERATIONS.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE SHARE CONSOLIDATION PROPOSAL.

PROPOSAL 4: APPOINTMENT OF AUDITOR
The Audit Committee has recommended to the Board that Davidson & Company LLP be nominated for appointment by the Shareholders to serve as Vireo’s independent auditor, to audit the consolidated financial statements of Vireo as of and for the fiscal year ending December 31, 2026. Davidson & Company LLP was first appointed in March 2019.
All audit and non-audit services provided by Davidson & Company LLP to Vireo and its subsidiaries in fiscal years 2025 and 2024 are described below under the section entitled “Auditor Fees.” All fees and services described under the section entitled “Auditor Fees” were pre-approved by the Audit Committee. In addition, the Audit Committee is responsible for audit fee negotiations with Davidson & Company LLP, subject to the approval of the Board. Davidson & Company LLP has advised Vireo that it is “independent” of Vireo within the meaning of the SEC’s rules and regulations, and those of the Public Company Accounting Oversight Board. Representatives of Davidson & Company LLP are expected to be present at the Meeting and expected to have the opportunity to make a statement if they desire to do so; however, representatives of Davidson & Company LLP are not expected to be available to respond to questions.
Vireo is asking Shareholders to appoint Davidson & Company LLP to serve as Vireo’s auditor for the ensuing year and to authorize the Board to fix their remuneration. If the Shareholders do not appoint Davidson & Company LLP, Davidson & Company LLP will continue to hold office until a successor auditor is appointed.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPOINTMENT OF DAVIDSON & COMPANY LLP AS VIREO’S AUDITOR FOR FISCAL YEAR 2026.
Pre-Approval Policies and Procedures
The Audit Committee charter imposes a duty on the Audit Committee to preapprove all auditing services performed for us by our independent auditors, as well as all permitted non-audit services (including the fees and terms thereof) in order to ensure that the provision of such services does not impair the auditors’ independence. Certain minimal non-audit services may be approved by the Chair of the Audit Committee on behalf of the committee in accordance with the requirements of NI 52-110. All other non-audit services must be approved by the Audit Committee as a whole.
Reliance on Certain Exemptions
At no time during fiscal years 2025 or 2024 has Vireo relied on the exemption in Section 2.4 of NI 52-110 (De Minimis Non-Audit Services), or an exemption from NI 52-110, in whole or in part, granted under Part 8 of NI 52-110.
Vireo is a “venture issuer” as defined in NI 52-110 and is relying on the exemptions in Section 6.1 of NI 52-110 relating to Parts 3 (Composition of the Audit Committee) and 5 (Reporting Obligations).
Audit Committee Oversight
At no time since the commencement of Vireo’s most recently completed financial year was a recommendation of the Audit Committee to nominate or compensate an external auditor not adopted by the Board.
Audit Committee Education and Experience
In addition to the qualifications set out under the section entitled “Proposal 2: Election of Directors – Director Qualifications” and the experience set out in the biographies of the committee members set out under the section entitled “Directors and Executive Officers”, the following qualifications are relevant to the performance of Mr. Nordquist’s responsibilities as an audit committee member:
Judd Nordquist, Audit Committee Chair, is a Certified Public Accountant and former partner at a Minnesota-based CPA firm, Abdo L.L.P., with over 30 years of accounting and audit experience. Mr. Nordquist has extensive experience with the application of the accounting principles and the preparation, auditing, and evaluation of financial statements.

AUDITOR FEES
The Audit Committee charter requires the pre-approval of any and all audit services and permissible non-audit services to be performed by Vireo’s independent public accounting firm. All fees and services described in the table below were pre-approved by the Audit Committee. The aggregate fees billed for professional services provided by Davidson & Company LLP for the fiscal years ended December 31, 2025 and 2024 are as follows:

	2025	2024
Audit Fees	$1,424,402	$802,859
Audit-Related Fees	—	—
Tax Fees(1)	$18,011	$106,568
All Other Fees	—	—
Total	$1,442,413	$909,427

(1)
Includes fees for services related to preparing and filing Form T1134 Information Return Relating to Controlled and Not Controlled Foreign Affiliates of Vireo and the T2 Corporation Income Tax Return together with related schedules.

REPORT OF THE AUDIT COMMITTEE
The Audit Committee reviews the financial reporting process on behalf of the Board. Our management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls over financial reporting. Membership on the Audit Committee does not call for the professional training and technical skills generally associated with career professionals in the field of accounting and auditing. In addition, the independent auditors devote more time and have access to more information than does the Audit Committee. Accordingly, the Audit Committee’s role does not provide any special assurance with regard to our financial statements, nor does it involve a professional evaluation of the quality of the audits performed by the independent auditors. In this context, the Audit Committee reviewed and discussed the 2025 Audited Financial Statements with management, including a discussion of the quality and acceptability of our financial reporting, the reasonableness of significant judgments, and the clarity of disclosures in the consolidated financial statements.
The Audit Committee reviewed and discussed with Davidson & Company LLP, who is responsible for expressing an opinion on the conformity of the 2025 Audited Financial Statements with U.S. generally accepted accounting principles, their judgments as to the quality and the acceptability of the consolidated financial statements and discussed the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. The Audit Committee received from and discussed with Davidson & Company LLP the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding Davidson & Company LLP’s communications with the Audit Committee concerning independence, and discussed with Davidson & Company LLP, the firm’s independence. In addition, the Audit Committee considered whether Davidson & Company LLP’s provision of non-audit services is compatible with maintaining its independence from us.
The Audit Committee discussed with Davidson & Company LLP the overall scope and plans for the audit. The Audit Committee meets periodically, and at least quarterly, with Davidson & Company LLP, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting.
In reliance on these reviews and discussions, the Audit Committee recommended to the Board, and the Board approved, the inclusion of the 2025 Audited Financial Statements in the Annual Report for filing on SEDAR+ and on EDGAR.
Submitted by the Audit Committee
Judd T. Nordquist (Chair), Ross M. Hussey, Victor E. Mancebo

PROPOSAL 5: APPROVAL OF EMPLOYMENT AGREEMENT AMENDMENT
Introduction
The Company and John Mazarakis, the Company’s Chief Executive Officer and Co-Executive Chairman, entered into a Second Amendment (the “Second Amendment to the Mazarakis Employment Agreement”), effective April 1, 2026, to the Mazarakis Employment Agreement.
Given the value, time, effort and expertise provided by Mr. Mazarakis to the Company, the NCGC Committee and the Board have approved the Second Amendment to the Mazarakis Employment Agreement. In reaching its determination, the NCGC Committee, comprised entirely of independent directors, considered the following factors: (i) Mr. Mazarakis’ history of accepting below-market cash compensation (including a base salary of $1.00 USD per annum since December 2024) and the corresponding need to provide competitive long-term incentive compensation to retain his services; (ii) an informal benchmarking review of compensation arrangements for chief executive officers at comparable cannabis and consumer products companies of similar size and growth stage, including companies listed on U.S. and Canadian exchanges; (iii) the structure of the Incentive-Based Compensation (as defined below), which ties the substantial majority of potential value to rigorous, multi-factor performance criteria including market capitalization thresholds, leverage ratios, adjusted EBITDA targets, and minimum trading liquidity conditions; and (iv) the clawback provisions applicable to vested Growth Equity Awards in the event that adjusted EBITDA falls below applicable thresholds. The NCGC Committee concluded that the Second Amendment to the Mazarakis Employment Agreement, taken as a whole, is fair and reasonable to the Company and its shareholders and appropriately aligns Mr. Mazarakis’s interests with long-term shareholder value creation. As an interested party, Mr. Mazarakis did not participate in any deliberations regarding, or vote on the approval of, the Second Amendment to the Mazarakis Employment Agreement.
Terms of the Second Amendment to the Mazarakis Employment Agreement
The following summary of the Second Amendment to the Mazarakis Employment Agreement does not purport to be a complete description and is qualified in its entirety by reference to the complete text of the Second Amendment to the Mazarakis Employment Agreement that is attached to this proxy statement as Schedule “B”.
Base Salary
Pursuant to the Mazarakis Employment Agreement, Mr. Mazarakis’s base salary was set at $1.00 USD per annum (“Base Salary”). Pursuant to the Second Amendment to the Mazarakis Employment Agreement, the Base Salary will be increased to $2,250,000 USD as of the earlier of: (i) the first day of the month following the date that the Company has a market capitalization of not less than $1 billion USD determined using 90-day volume weighted average price of the Subordinate Voting Shares, or (ii) January 1, 2027. Thereafter, Mr. Mazarakis’s annual base salary may be increased, but not decreased, as determined by the Board from time to time.
Equity and Incentive Compensation
Pursuant to the Second Amendment to the Mazarakis Employment Agreement, Mr. Mazarakis will be entitled to the following equity and incentive compensation:
•
Base Annual Incentive Shares. Pursuant to the Mazarakis Employment Agreement, on each anniversary date during the term thereof, the Company shall issue to Mr. Mazarakis 3,200,000 Subordinate Voting Shares (or equivalent common shares should Subordinate Voting Shares cease to be available for issuance), fully vested upon issuance (the “Base Annual Incentive Shares”).

•
Additional Annual Incentive Shares. Beginning January 1, 2027, and continuing for each of the next four subsequent calendar years, the Company shall issue to Mr. Mazarakis 10,000,000 Subordinate Voting Shares (or equivalent common shares should Subordinate Voting Shares cease to be available for issuance), which will be fully vested when issued (the “Additional Annual Incentive Shares”). The Additional Annual Incentive Shares shall be issued at the same time the Company otherwise issues annual incentive awards to similarly situated senior executives of the Company or, in the absence of such issuance, on or about April 1. The Additional Annual Incentive Shares will not be issued unless the average daily trading volume (“ADTV”) for the Subordinate Voting Shares for the 20-trading day period preceding the date of issuance is at least equal to 900,000 shares.

•
Growth Equity Awards. The Board has approved a conditional award of performance-vesting restricted share units (the “Growth Equity Awards”) to Mr. Mazarakis. The Growth Equity Awards are conditioned on disinterested Shareholder approval in accordance with the policies of the CSE (including, without limitation, CSE Policy 6 – Distributions & Corporate Finance). The Growth Equity Awards are divided into three “phases” (referred to as the “Phase 1 RSUs,” “Phase 2 RSUs,” and “Phase 3 RSUs”) with each phase having a formula to determine the number of underlying Subordinate Voting Shares and a specified set of performance criteria that must be achieved for that phase to vest, summarized as follows:

○
Phase 1 RSUs. The Phase 1 RSUs represent a number of Subordinate Voting Shares equal to 1.5% of the fully diluted equity of the Company determined as of the date of the “Phase 1 Performance Criteria” are satisfied, or, if earlier, as of the date of accelerated vesting described below. The “Phase 1 Performance Criteria” means the achievement of all of the following performance goals: (i) the Company has a market capitalization of not less than $1 billion USD determined using 90-day volume weighted average price of the Company’s Subordinate Voting Shares, (ii) the Company has a net leverage ratio of less than 3.0x (where net leverage is determined by dividing the difference between the Company’s total consolidated indebtedness for borrowed money and the Company’s total consolidated cash by the trailing twelve month adjusted EBITDA), (iii) the Company’s trailing twelve month adjusted EBITDA is not less than $100,000,000, USD, (iv) there has been no material equity issuance within the prior 12 months other than in connection with any mergers, acquisitions, consolidations or similar transactions by the Company, (v) the adjusted EBITDA is not less than $0.096 USD per share, and (vi) the 20-day ADTV for the Company’s Subordinate Voting Shares is at least equal to 900,000.

○
Phase 2 RSUs. The Phase 2 RSUs represent a number of Subordinate Voting Shares equal to 2.5% of the fully diluted equity of the Company determined as of the date of the “Phase 2 Performance Criteria” are satisfied, or, if earlier, as of the date of accelerated vesting described below. The “Phase 2 Performance Criteria” means the achievement of all of the following performance goals: (i) the Company has a market capitalization of not less than $1.25 billion USD determined using 90-day volume weighted average price of the Company’s Subordinate Voting Shares, (ii) the Company has a net leverage ratio of less than 3.0x (where net leverage is determined by dividing the difference between the Company’s total consolidated indebtedness for borrowed money and the Company’s total consolidated cash by the trailing twelve month adjusted EBITDA), (iii) the Company’s trailing twelve month adjusted EBITDA is not less than $150,000,000 USD, (iv) the adjusted EBITDA is not less than $0.1199 USD per share, and (v) the 20-day ADTV for the Company’s Subordinate Voting Shares is at least equal to 900,000.

○	Phase 3 RSUs. The Phase 3 RSUs are divided into two traches.
•
The first tranche represents a number of Shares equal to 2.5% of the fully diluted equity of the Company determined as of the date of the “Phase 3A Performance Criteria” are satisfied, or, if earlier, as of the date of accelerated vesting described below. The “Phase 3A Performance Criteria” means the achievement of all of the following performance goals: (i) the Company has a market capitalization of not less than $1.75 billion USD determined using 90-day volume weighted average price of the Company’s Subordinate Voting Shares, (ii) the Company has a net leverage ratio of less than 3.0x (where net leverage is determined by dividing the difference between the Company’s total consolidated indebtedness for borrowed money and the Company’s total consolidated cash by the trailing twelve month adjusted EBITDA), (iii) the Company’s trailing twelve month adjusted EBITDA is not less than $200,000,000 USD, (iv) the total shareholder return is not less than 65% where the beginning share price is equal to the volume weighted average share price for the 90-day period ending on December 31, 2025, and the ending share price is determined using the 90-day volume weighted average price of the Company’s Subordinate Voting Shares, and (v) the 20-day ADTV for the Company’s Subordinate Voting Shares is at least equal to 900,000.

•
The second tranche represents a number of Shares equal to 2.5% of the fully diluted equity of the Company determined as of the date of the “Phase 3B Performance Criteria” are satisfied, or, if earlier, as of the date of accelerated vesting described below. The “Phase 3B Performance Criteria” means the achievement of all of the following performance goals: (i) the Company has a market capitalization of not less than $2 billion USD determined using 90-day volume weighted average price of the Company’s Subordinate Voting Shares, (ii) the Company has a net leverage ratio of less than 3.0x (where net leverage is determined by dividing the difference between the Company’s total consolidated indebtedness for borrowed money and the Company’s total consolidated cash by the trailing twelve month adjusted EBITDA), (iii) the Company’s trailing twelve month adjusted EBITDA is not less than $200,000,000 USD, (iv) the total shareholder return is not less than 100% where the beginning share price is equal to the volume weighted average share price for the 90-day period ending on December 31, 2025, and the ending share price is determined using the 90-day volume weighted average price of the Company’s Subordinate Voting Shares, and (v) the 20-day ADTV for the Company’s Subordinate Voting Shares is at least equal to 900,000.
Each of the Phase 1, 2, and 3 RSUs vest immediately upon achievement of the applicable performance criteria after December 31, 2029. If the applicable performance criteria are achieved before January 1, 2030, the applicable Phase 1, 2, or 3 RSUs vest ratably as of the end of each calendar quarter following the date upon which the applicable performance criteria are satisfied through January 1, 2030, subject to continued employment. Upon vesting, the applicable Phase 1, 2, and 3 RSUs are immediately settled by payment of the applicable number of Shares (subject to tax withholding).
Vesting will accelerate and the Growth Equity Awards (all 3 Phases) will be 100% vested in the event that Mr. Mazarakis is terminated by the Company for any reason other than for “Cause,” upon a resignation for “Good Reason,” upon his death or “Disability” or upon the consummation of a transaction constituting a “Change in Control” that leads to the combined Enterprise Value of $2.5 billion USD or more. Each of these terms is as defined in the Mazarakis Employment Agreement.
A portion of any Subordinate Voting Shares received for the Growth Equity Awards that vest will be subject to repayment by Mr. Mazarakis if, during the 12-month period after vesting, the Company’s “AEBITDA” (as otherwise defined for purposes of the Mazarakis Employment Agreement) is below the applicable adjusted EBITDA performance goal for the applicable portion of the Growth Equity Awards that vested. If that occurs, the number of Shares that Mr. Mazarakis will be required to repay equals the lesser of (i) 50% of the value of the Shares that vested as of the vesting date or (ii) 50% of the value of the Shares that vested as of the last day of that 12-month period, in each case based on a 90-day volume weighted average price.
The NCGC Committee is responsible for administration of the Growth Equity Awards and will review and certify achievement of the applicable performance criteria.
The Base Annual Incentive Shares, Additional Annual Incentive Shares and Growth Equity Awards are collectively referred to herein as the “Incentive-Based Compensation”.
Additional Conditions
In the event that any dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, arrangement, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares or other securities of the Company, or other change in the corporate structure of the Company affecting the shares or other securities of the Company occurs, the Company will adjust the number and class of shares that may be delivered under the Second Amendment to the Mazarakis Employment Agreement and/or the number, class, and price of shares covered by each outstanding award, and any performance thresholds denominated in shares set forth in the Second Amendment to the Mazarakis Employment Agreement.
The Incentive-Based Compensation granted pursuant to the Second Amendment to the Mazarakis Employment Agreement are standalone awards granted outside of any equity incentive plan of the Company and are governed solely by the terms and conditions of the Second Amendment to the Mazarakis Employment Agreement and any applicable award agreement. The Incentive-Based Compensation awards will be documented through restricted share unit award agreements reflecting the terms described above and other standard terms customary for such awards consistent with awards made under the Company’s 2019 Incentive Plan, such as provisions for satisfying any tax withholding requirements related to the awards that may include net settlement upon vesting.
Shares received upon vesting of the Incentive-Based Compensation will be subject to certain resale restrictions for limited periods of time as may be required by Canadian and U.S. securities laws.
U.S. Federal Income Tax Information
The following is a brief summary of the U.S. federal income tax consequences of the Incentive-Based Compensation generally applicable to the Company and Mr. Mazarakis. The summary is based on the Internal Revenue Code, applicable Treasury Regulations and administrative and judicial interpretations, each as in effect on the date of this proxy statement, and is subject to future changes in the law, possibly with retroactive effect. The summary is general in nature and does not purport to be legal or tax advice. Furthermore, the summary does not address issues relating to any U.S. gift or estate tax consequences or the consequences of any state, local or foreign tax laws.
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U.S. Tax Impacts for Mr. Mazarakis. To the extent any of the Incentive-Based Compensation become earned and vested, whether upon grant (such as for the Base Annual Incentive Shares), based on achievement of the specified performance goals (such as for the Growth Equity Awards), or as a result of accelerated vesting events, all as described above, Mr. Mazarakis will generally have taxable ordinary income equal to the fair market value of the Subordinate Voting Shares issued to him as of the applicable settlement date. Mr. Mazarakis will have tax basis in the Subordinate Voting Shares received based on the amount included in income and will realize a capital gain or loss when he later disposes the Subordinate Voting Shares to the extent the amount received is more or less than the tax basis in the Subordinate Voting Shares, which will either be long or short term capital gain/loss depending how long the Subordinate Voting Shares were held.

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U.S. Tax Impacts for the Company. The Company generally will be entitled to a deduction at the same time, and in the same amount, as Mr. Mazarakis recognizes ordinary income, subject to certain limitations imposed under the Internal Revenue Code, such as the $1 million deduction limit under Internal Revenue Code Section 162(m).

•
Section 409A. The Company intends that the Incentive-Based Compensation will comply with, or otherwise be exempt from, section 409A of the Internal Revenue Code, but makes no representation or warranty to that effect.

New Plan Benefits
The following table discloses the amounts that will be received by or allocated to each of the following with respect to the Incentive-Based Compensation, to the extent such amounts are determinable:

Name	Number of Shares Granted
Named Executive Officers:
John Mazarakis — Chief Executive Officer and Co-Executive Chairman	157,766,437(1)
Tyson Macdonald — Chief Financial Officer	—
Sean Apfelbaum — General Counsel and Corporate Secretary	—
All current executive officers as a group	157,766,437(1)
All current non-employee directors as a group	—
Each nominee for election as a director	—
Each associate of any of the foregoing	—
Each other person who received at least 5% of all options granted	—
All consultants, excluding current executive officers	—
All employees, excluding current executive officers	—

(1)
Represents the aggregate of (i) 3,200,000 Subordinate Voting Shares for one year of the Base Annual Incentive Shares, (ii) 40,000,000 Subordinate Voting Shares for all four years of the Additional Annual Incentive Shares, and (iii) 114,566,437 Subordinate Voting Shares, equal to 9% of the Company's fully diluted equity as of the Record Date, as an estimate of the maximum number of Growth Equity Awards that may be earned.

Equity Compensation Plan Information
The following table sets forth, as of December 31, 2025, securities authorized for issuance under the 2019 Incentive Plan and any equity issued under an employment agreement. Outstanding options under the 2019 Incentive Plan settle in Subordinate Voting Shares. All restricted stock units issued under the 2019 Incentive Plan or an employment agreement settle in Subordinate Voting Shares.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)(3)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	25,874,398(1)	$0.71	82,170,679(4)
Equity compensation plans not approved by security holders	68,403,720(2)	$0.35	—
Total	94,278,118	$0.45	82,170,679

(1)
At December 31, 2025, the following Awards were outstanding under the 2019 Incentive Plan: (1) Options exercisable for a total of 15,860,088 Shares, representing 1.5% of the then outstanding number of Shares; and (2) RSUs covering the right to receive a total of 10,014,310 Shares, representing 0.9% of the then outstanding number of Shares.

(2)
At December 31, 2025, the following Awards were outstanding outside of the 2019 Incentive Plan to certain executive officers and employees pursuant to the terms of their employment agreements or amendments thereto: (1) Options exercisable for a total of 18,852,813 Shares, representing 1.7% of the then outstanding number of Shares; and (2) RSUs covering the right to receive a total of 49,550,907 Shares, representing 4.6% of the then outstanding number of Shares.

(3)	The weighted average exercise price does not take into account outstanding RSUs. RSUs do not have an exercise price and are delivered without any payment by the award recipient.
(4)
As of December 31, 2025, an aggregate of 82,170,679 Shares remained available for issuance under the 2019 Incentive Plan, representing approximately 7.6% of the then outstanding number of Shares. No Shares are reserved and available for issuance outside of the 2019 Incentive Plan.

CSE Shareholder Approval Requirement
The Second Amendment to the Mazarakis Employment Agreement constitutes a “Security Based Compensation Arrangement” within the meaning of CSE Policy 6 – Distributions & Corporate Finance (“CSE Policy 6”), as it provides for the grant of performance-based equity awards to Mr. Mazarakis outside of the Company’s 2019 Incentive Plan (last approved by shareholders at the annual general and special meeting of shareholders held in June 2024). Under CSE Policy 6, where a Security Based Compensation Arrangement may result in the issuance of securities representing more than 5% of the outstanding Subordinate Voting Shares to any one individual, the arrangement is subject to disinterested shareholder approval.
Accordingly, the Company is asking Shareholders to consider and, if deemed advisable, to pass an ordinary resolution approving the entering into of the Second Amendment to the Mazarakis Employment Agreement. The ordinary resolution must be approved by a simple majority of the votes cast by disinterested holders of Vireo Shares present in person or represented by proxy and entitled to vote at the Meeting. As a party to the Second Amendment to the Mazarakis Employment Agreement, Mr. Mazarakis will be excluded from voting on the resolution.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE SECOND AMENDMENT TO THE MAZARAKIS EMPLOYMENT AGREEMENT.

PROPOSAL 6: APPROVAL OF EQUITY AWARDS PURSUANT TO EMPLOYMENT AGREEMENT AMENDMENT
As described in Proposal 5 above, the Second Amendment to the Mazarakis Employment Agreement provides for the issuance of the Incentive-Based Compensation, the terms of which are discussed above. The issuance of the Incentive-Based Compensation may result in the issuance of Subordinate Voting Shares representing more than 5% of the outstanding Subordinate Voting Shares to Mr. Mazarakis and accordingly requires disinterested shareholder approval in accordance with CSE Policy 6.
Accordingly, the Company is asking Shareholders to consider and, if deemed advisable, to pass the following ordinary resolution (the “Shareholder Approval Resolution”), the complete text of which is set forth below. The Shareholder Approval Resolution must be approved by a simple majority of the votes cast by disinterested holders of Vireo Shares present in person or represented by proxy and entitled to vote at the Meeting. Mr. Mazarakis is excluded from voting on the Shareholder Approval Resolution.
“IT IS HEREBY RESOLVED that:
1.	The Incentive-Based Compensation to be issued under the Second Amendment to the Mazarakis Employment Agreement to Mr. Mazarakis is hereby authorized and approved.
2.
The Company is hereby authorized to issue the Shares in the amounts and at the prices and on the terms as contemplated by the Second Amendment to the Mazarakis Employment Agreement in respect of the Incentive-Based Compensation, as determined by the Board in its discretion as permitted by the terms thereof.

3.
Any director or officer of the Company is hereby authorized and directed for and in the name of and on behalf of the Company to execute, or to cause to be executed, whether under the corporate seal of the Company or otherwise, and to deliver or cause to be delivered all such other documents and instruments, and to do or cause to be done all such other acts and things as, in the opinion of such director or officer, may be necessary or desirable in order to carry out the intent of this resolution, including, without limitation, the execution of any such document or the doing of any such other act or thing being conclusive evidence of such determination.

4.
All actions heretofore taken by or on behalf of the Company in connection with any matter referred to in any of the foregoing resolutions are hereby approved, ratified and confirmed in all material respects.”

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE SHAREHOLDER APPROVAL RESOLUTION.
There can be no certainty, nor can the Company provide any assurance, that the Shareholder Approval Resolution will be obtained. If the required shareholder approval is not obtained, the Company may have to renegotiate terms with Mr. Mazarakis, which may result in more arduous terms or Mr. Mazarakis resigning as CEO, which would have a material adverse effect on the Company, its business, financial condition, results of operations and cash flows.

OTHER BUSINESS
If any matters other than those referred to in the Notice of Meeting properly come before the Meeting, the individuals named as proxies in the Notice of Internet Availability, proxy card, or VIF will vote the proxies held by them in accordance with their best judgment. As of the date of this Circular, Vireo is not aware of any business other than the items referred to in the Notice of Meeting that will be considered at the Meeting.

SHAREHOLDER PROPOSALS FOR THE 2027 ANNUAL GENERAL MEETING
Vireo is currently subject to both the rules of the SEC under the Exchange Act and the provisions of the BCBCA with respect to Shareholder proposals. As clearly indicated under the BCBCA and the rules of the SEC under the Exchange Act, simply submitting a Shareholder proposal does not guarantee its inclusion in the proxy materials.
Shareholders who, in accordance with the SEC’s Rule 14a-8, wish to present proposals for inclusion in the proxy materials to be distributed by us in connection with our 2027 annual general meeting of Shareholders must submit their proposals by certified mail, return receipt requested, to the Secretary of Vireo on or before December 17, 2026 (which is 120 calendar days before the anniversary of the date this Circular was first sent to Shareholders), to be eligible for inclusion in our proxy statement and proxy card or VIF relating to that meeting. In the event that we hold our 2027 annual general meeting of Shareholders more than 30 days before or after the one-year anniversary date of the Meeting, we will disclose the new deadline by which Shareholders’ proposals must be received by any means reasonably calculated to inform Shareholders. An untimely or incomplete proposal or nomination may be excluded from consideration at the 2027 annual general meeting of Shareholders.
A Shareholder also may nominate a person for election as a director of Vireo at an annual general meeting of Shareholders, other than pursuant to a Shareholder proposal under the rules of the SEC under the Exchange Act and the provisions of the BCBCA by complying with the procedures set forth in the Advance Notice provisions of the Vireo’s Articles.
Shareholder Recommendations for Director Nominations
The Vireo Articles contain advance notice provisions setting out advance notice requirements for the nomination of directors of Vireo by a Shareholder (who must also meet certain qualifications outlined in the Vireo Articles) (the “Nominating Shareholder”) at any annual general meeting of Shareholders, or for any special meeting of Shareholders if one of the purposes for which the special meeting was called was the election of directors (the “Advance Notice Provision”). The following description is a summary only and is qualified in its entirety by the full text of the applicable provisions of the Vireo Articles, which are available on Vireo’s website at investors.vireogrowth.com/governance/Governance-Documents/default.aspx.
In addition to any other applicable requirements, for a nomination to be made by a Nominating Shareholder, the Nominating Shareholder must give timely notice of such nomination in proper written form to the Secretary of Vireo at the principal executive offices of Vireo. To be timely, a Nominating Shareholder’s notice to the Secretary must be made: (i) in the case of an annual meeting of Shareholders, not less than 30 nor more than 65 days prior to the date of the annual meeting of Shareholders; provided, however, that in the event that the annual meeting of Shareholders is to be held on a date that is less than 50 days after the date (the “Notice Date”) on which the first public announcement of the date of the annual meeting was made, notice by the Nominating Shareholder may be made not later than the close of business on the 10th day following the Notice Date; and (ii) in the case of a special meeting (which is not also an annual meeting) of Shareholders called for the purpose of electing directors (whether or not called for other purposes as well), not later than the close of business on the 15th day following the day on which the first public announcement of the date of the special meeting of Shareholders was made. The Vireo Articles also prescribe the proper written form for a Nominating Shareholder’s notice.
In addition to satisfying the requirements in the Vireo Articles, to comply with the SEC’s universal proxy rules, a shareholder intending to solicit proxies for the 2027 annual general meeting of shareholders in support of director nominees other than Vireo’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act (i) no later than March 30, 2027, or (ii) if the 2027 annual general meeting of shareholders is more than 30 days before or after May 29, 2027, then no later than the later of 60 days prior to the 2027 annual general meeting of shareholders or the 10th day following the day on which public announcement of the date of the 2027 annual general meeting of shareholders is first made by Vireo.
The chairperson of the meeting has the power and duty to determine whether a nomination was made in accordance with the notice procedures set forth in the by-laws and, if any proposed nomination is not in compliance with such provisions, the discretion to declare that such defective nomination will be disregarded.
Notwithstanding the foregoing, the Board may, in its sole discretion, waive any requirement in the Advance Notice Provision.

HOUSEHOLDING OF MEETING MATERIALS
Intermediaries and other holders of record may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy materials may have been sent to multiple Shareholders in your household unless the intermediary, other holder of record or Vireo has received contrary instructions from one or more of the Shareholders. Once you have received notice from your Intermediary or other holder of record that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If you want to receive separate copies of our proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your Intermediary or other holder of record, or you may contact the Secretary of Vireo at the address of Vireo’s headquarters or by calling (623) 999-2606. Upon written or oral request, Vireo will promptly deliver a separate set of our proxy materials to any Shareholder at a shared address to which a single copy of any proxy materials was delivered. To receive a separate set of proxy materials, you may write to Secretary of Vireo at the address of Vireo’s headquarters or call (612) 999-1606.
AUDITORS, REGISTRAR AND TRANSFER AGENT
The auditors of Vireo are Davidson & Company LLP at its offices in Vancouver, British Columbia. The registrar and transfer agent for the Vireo Shares is Odyssey Trust Company at its offices in Vancouver, British Columbia.

INTERESTS OF INFORMED PERSONS IN MATERIAL TRANSACTIONS
Other than as described herein, to the knowledge of Vireo, no “informed person,” proposed director, or any associate or affiliate of any of these persons, has any material interest, direct or indirect, in any transaction since January 1, 2025, or in any proposed transaction that has materially affected or would materially affect Vireo or any of its subsidiaries. An “informed person” means, among others, (i) a director or executive officer of Vireo or of a subsidiary of Vireo, (ii) any person or company who beneficially owns, or controls or directs, directly or indirectly, voting securities of Vireo or a combination of both carrying more than 10% of the voting rights attached to all outstanding voting securities of Vireo other than voting securities held by the person or company as underwriter in the course of a distribution, and (iii) a reporting issuer that has purchased, redeemed, or otherwise acquired any of its securities, for so long as it holds any of its securities. See “Related Party Transactions – Transactions with Related Parties” for further information regarding Mr. Mazarakis, proposed director, and Mr. Hagedorn, proposed director.
RELATED PARTY TRANSACTIONS
A related party transaction includes any transaction or proposed transaction in which Vireo is or will be a participant, the aggregate amount involved exceeds the lesser of $120,000 or 1% of the average of Vireo’s total assets at year-end for the last two completed fiscal years, and any related party has or will have a direct or indirect material interest. Related parties include any person who is or was (since January 1, 2024, even if such person does not presently serve in that role) an executive officer or director of the Company, any shareholder beneficially owning more than 5% of any class of our voting securities or an immediate family member of any such persons. The Audit Committee is charged with oversight over related party transactions in which the Company is a participant.
Transactions with Related Parties
CAG, of which Mr. Mazarakis serves as partner, is an affiliate of Chicago Atlantic Admin, LLC (the “Agent”), the administrative and collateral agent under Vireo’s senior secured delayed draw term loan (the “Credit Facility”) granted pursuant to the credit agreement dated March 25, 2021, as amended (the “Credit Agreement”), which was fully retired on July 7, 2025, as discussed below. In addition, the Company’s wholly-owned subsidiary, Vireo Health of Minnesota, LLC was party to two credit agreements, dated as of May 20, 2024 and December 27, 2024, respectively, under which the Agent served as administrative agent and collateral agent, which were fully retired on July 7, 2025. Given his ownership interest in the Agent and its affiliates, Mr. Mazarakis has an approximate 28% interest in the Company’s transactions with the Agent.
During the year ended December 31, 2025, the Company assumed indebtedness due to CAG in connection with the consummation of the merger of the Company with Deep Roots Holdings, Inc. The Agent was the senior secured lender for Deep Roots Holdings, Inc. and its affiliates. Given Mr. Mazarakis’s ownership interest in the Agent and its affiliates, Mr. Mazarakis has an approximate 28% interest in the Deep Roots Holdings, Inc. debt transactions with the Agent. Deep Roots Holdings, Inc. had aggregate outstanding net debt with the Agent and/or its affiliates of approximately $19,200,000 at the time of the consummation of the merger, which debt continued to be held by Deep Roots Holdings, Inc. after the closing. During the year ended December 31, 2025, the Company also assumed indebtedness due to CAG in connection with the consummation of the mergers of the Company with NGH Investments, Inc. and Proper Holdings Management, Inc., which were the merger subsidiaries of Proper Holdings, LLC. The Agent was the senior secured lender for Proper Holdings, LLC and its affiliates. Given Mr. Mazarakis’s ownership interest in the Agent and its affiliates, Mr. Mazarakis has an approximate 28% interest in the NGH Investments, Inc. and Proper Holdings Management, Inc. debt transaction with the Agent. NGH Investments, Inc. and Proper Holdings Management, Inc. had aggregate outstanding net debt with the Agent and/or its affiliates of approximately $27,400,000 at the time of the consummation of the merger, which debt continued to be held by NGH Investments, Inc. and Proper Holdings Management, Inc. after the closing.
On July 7, 2025, the Company refinanced its outstanding indebtedness with CAG. In connection with this refinancing, the Company entered into a secured term loan (the “Chicago Atlantic Term Loan”), effective July 3, 2025, with Chicago Atlantic Opportunity Finance, LLC, as lender, the Agent, as administrative agent and collateral agent (the “2L Agent”), and Chicago Atlantic Credit Advisers, LLC, as lead arranger (the “Lead Arranger”).
The Chicago Atlantic Term Loan provides for an initial principal amount of $33,000,000, together with a $50,000,000 million accordion feature available to support future strategic initiatives, subject to the sole discretion of the lender and the 2L Agent. Amortization payments are due and payable monthly beginning November 30, 2025, in an amount equal to 1% of the outstanding loan principal. All unpaid principal and accrued interest are due and payable on the maturity date of October 2, 2028, with an option to extend the maturity for an additional one-year period, subject to the payment of an extension fee equal to 1% of all loans advanced under the Chicago Atlantic Term Loan.
The Chicago Atlantic Term Loan bears interest at a rate equal to the Prime Rate (subject to a 7.5% floor) plus 5.5% per annum. The Company believes the terms of the Chicago Atlantic Term Loan are no less favorable to the Company than those that could have been obtained from unaffiliated third parties at the time the transaction was entered into. Given his ownership interest in the Agent and its affiliates, Mr. Mazarakis has an approximate 28% interest in the Company’s transactions with the Agent.
The proceeds of the Chicago Atlantic Term Loan were used to: (i) retire all of the Company’s existing senior secured debt held with the Agent in the amount of approximately $114,000,000; (ii) recapture approximately $10,000,000 of secured loans paid at closing by the Company in connection with the WholesomeCo., Inc. merger; (iii) retire its existing first priority interest in $10,000,000 convertible notes issued on November 1, 2024 pursuant to the Joinder and Tenth Amendment to Credit Agreement by and among the Company and certain of its subsidiaries party thereto as borrowers, the lenders party thereto, and the Agent (the “2024 Convertible Notes”); (iv) refinance the undrawn amount of the first priority interest $11,500,000 secured credit agreement among the Company, the Company’s wholly-owned subsidiary, Vireo Health of Minnesota, LLC, and Chicago Atlantic Lincoln, LLC; and (v) refinance the undrawn first priority $15,000,000 principal amount loan with Stearns Bank National Association. All remaining proceeds were used to pay transaction-related expenses.
In July 2025, the Company retired the 2024 Convertible Notes, as discussed above, and issued a $10,000,000 convertible note to Chicago Atlantic Opportunity Finance, LLC (the “2025 Convertible Notes”), with a second priority interest, that matures on October 2, 2028 with an option to extend for an additional year subject to a 1% extension fee of all Chicago Atlantic loans advanced, has a cash interest rate of Prime Rate (subject to a 7.5% floor) plus 5.0% per year, and is convertible into that number of the Company’s subordinate voting shares determined by dividing (i) the sum of (A) the result of $10,000,000 minus 50.00% of the aggregate amount of all 2025 Convertible Notes repaid plus (B) all accrued but unpaid interest of the 2025 Convertible Notes on the date of such conversion by (ii) a conversion price equal to $0.625. The rights and conversion set forth in the 2025 Convertible Notes shall be exercised in whole, and not in part, on the same date.
As of December 31, 2025, $32,670,000 in aggregate principal amount was outstanding under the Chicago Atlantic Term Loan, and $9,900,000 was outstanding under the 2025 Convertible Notes. During the year ended December 31, 2025, the Company refinanced approximately $124,000,000 of principal held by CAG, paid approximately $9,300,000 in interest expense, paid approximately $330,000 in principal, and paid $3,700,000 in make-whole fees.
In June 2025, Chicago Atlantic Advisers, LLC entered into consulting agreements, effective January 1, 2025, with WholesomeCo, Inc., Proper Holdings, LLC and Deep Roots Harvest, Inc., providing for the provision of certain underwriting services, legal services, accounting services, data analytics services, and real estate services by Chicago Atlantic Advisers, LLC. Pursuant to each consulting agreement, Chicago Atlantic Advisers, LLC receives a consulting fee of $8,333 per month, as well as reimbursement for all reasonable and documented out-of-pocket expenses incurred by Chicago Atlantic Advisers, LLC in connection with the performance of services under the agreement. These consulting agreements continue until terminated by a party with five calendar days prior written notice. The Company assumed each of these agreements upon its mergers with WholesomeCo, Inc., NGH Investments, Inc. and Proper Holdings Management, Inc. and Deep Roots Harvest, Inc. CAG, of which Mr. Mazarakis serves as partner, is an affiliate of Chicago Atlantic Advisers, LLC.
In June 2025, each of the Company, Vireo Health of New York, Vireo Health of Minnesota, and MaryMed LLC entered into a series of consulting agreements, effective January 1, 2025, with Chicago Atlantic Advisers, LLC for the provision of certain underwriting services, legal services, accounting services, data analytics services and real estate services by Chicago Atlantic Advisers, LLC. Pursuant to the consulting agreements, Chicago Atlantic Advisers, LLC receives a consulting fee of $91,666 in total per month, as well as reimbursement for all reasonable and documented out-of-pocket expenses incurred by Chicago Atlantic Advisers, LLC in connection with the performance of services under the agreement. This consulting agreement continues until terminated by a party with five calendar days prior written notice. CAG, of which Mr. Mazarakis serves as partner, is an affiliate of Chicago Atlantic Advisers, LLC. Given his ownership interest in Chicago Atlantic Advisers, LLC and its affiliates, Mr. Mazarakis has an approximate 28% interest in the Company’s transactions with Chicago Atlantic Advisers, LLC.

As of December 31, 2025 and 2024, there was $1,994,930 and $0, respectively, due to CAG, approximately $1,500,000 of which was principally in connection with the consulting agreements described above, with the remaining amount representing accrued interest on the Chicago Atlantic Term Loan.
During the year ended December 31, 2024, the Company paid CAG $712,720 in consulting fees related to the then-proposed business combinations of the Company with each of (i) Deep Roots Holdings, Inc., a Nevada corporation; (ii) Proper Holdings Management, Inc. and NGH Investments, Inc., both Missouri corporations; and (iii) WholesomeCo, Inc., a Delaware corporation. Given his ownership interest in Chicago Atlantic Advisers, LLC and its affiliates, Mr. Mazarakis has an approximate 28% interest in the Company’s transactions with CAG.
In connection with the acquisition of a majority of the outstanding principal amount of 13% Senior Secured Convertible Notes due December 7, 2026 (the “Schwazze Senior Secured Notes”) of Medicine Man Technologies, Inc. d/b/a Schwazze (“Schwazze”), Vireo Health of Colorado, LLC, a Colorado limited liability company (“VHC”) and wholly-owned subsidiary of Vireo, entered into a restructuring support agreement (the “RSA”) with Schwazze and certain related entities on October 10, 2025. Prior to the closing of the Asset Sale (as defined below), a wholly owned subsidiary of Vireo, CO Acquisition Vehicle, LLC, a Delaware limited liability company (“CO Acquisition”), acquired the remaining Schwazze Senior Secured Notes, and as of the closing of the Asset Sale, Vireo indirectly held all of the issued and outstanding Schwazze Senior Secured Notes. The RSA set forth a plan to restructure the operations and capital structure of Schwazze and its subsidiaries through a series of transactions, including, but not limited to (i) the purchase of certain assets, representing a majority of the total assets of Schwazze and its subsidiaries (the “Asset Sale”) by a newly-formed entity, Vireo Health of Rocky Mountain, LLC, a Delaware limited liability company (“NewCo”), that, as of the closing of the Asset Sale, is majority owned indirectly by the Company, and (ii) the liquidation of Schwazze’s remaining assets and winding down of Schwazze’s remaining operations after consummation of the Asset Sale. The RSA provided for the Asset Sale to be effected by way of a public disposition of collateral pursuant to §§ 9-610 and 9-611 of the Uniform Commercial Code. As previously disclosed, on November 13, 2025, a public auction of Schwazze’s collateral was completed, and the collateral agent under the indenture governing the Schwazze Senior Secured Notes, acting at the direction of VHC, credit bid approximately $111 million principal amount of Schwazze Senior Secured Notes on behalf of VHC and other noteholders (the “Credit Bid”). The Credit Bid was determined to be the winning bid upon conclusion of the auction. Following the auction, Schwazze entered into an asset purchase agreement with NewCo and certain other parties on November 13, 2025 (as amended, the “Asset Purchase Agreement”).
On February 27, 2026, CO Acquisition was acquired by VHC pursuant to a membership interest purchase agreement. Prior to the acquisition, CO Acquisition entered into a First Amendment to Loan and Security Agreement (the “CO Acquisition LSA Amendment”) on February 26, 2026, which amended a Loan and Security Agreement, dated as of September 30, 2025 (as amended, the “CO Acquisition LSA”) by and among CO Acquisition as borrower, Chicago Atlantic Admin, LLC, as administrative agent and the lenders party thereto (the “CO Acquisition Lenders”). The CO Acquisition LSA provides for a term loan facility with a total principal commitment of $26,000,000, of which $25,000,000 was advanced on the closing date of the CO Acquisition LSA with $10,000,000 disbursed to the borrower and $15,000,000 held in reserve. Pursuant to the CO Acquisition LSA Amendment, the CO Acquisition Lenders released the remaining $15,000,000 held in reserve to be used by CO Acquisition to fund its commitment as a lender under the LSA. The outstanding principal balance bears interest at a fixed rate of 20.0% per annum. The default rate of interest is equal to the interest rate plus 10.0% per annum. All interest accrued from the date of the CO Acquisition LSA Amendment until June 3, 2026 is payable in kind. Thereafter, interest will be paid monthly. If the loans are prepaid in an amount equal to $16,000,000 or more or accelerated on or before March 30, 2027, the borrowers must pay a make-whole amount equal to all interest that would have accrued through March 30, 2027. The maturity date of the CO Acquisition LSA is December 31, 2029. The loans are secured by a first-priority lien on substantially all assets of CO Acquisition.
On March 19, 2026, pursuant to the terms of the Asset Purchase Agreement, the assets subject to the Asset Sale, consisting of 45 total dispensaries in Colorado and New Mexico and two manufacturing facilities, one in each of Colorado and New Mexico, were transferred to NewCo (and certain of its designated subsidiaries) in consideration for (i) the Credit Bid and (ii) the assumption of certain specified liabilities of Schwazze. The Credit Bid resulted in the discharge of the Schwazze Senior Secured Notes at Closing. Additionally, equity interests in NewCo were distributed by the collateral agent to an indirect wholly owned subsidiary of Vireo, which as of the closing of the Asset Sale, held all of the issued and outstanding Schwazze Senior Secured Notes. As a result of this distribution and certain other transactions, the subsidiary of Vireo became the majority owner of NewCo.

On March 19, 2026, NewCo entered into a Loan and Security Agreement (the “LSA”) with Chicago Atlantic Financial Services, LLC, as administrative agent, the lenders party thereto (the “Lenders”) and NewCo’s existing subsidiaries, as guarantors. The Lenders provided a senior secured term loan facility comprised of two tranches. The Tranche A Term Loan is approximately $50 million in aggregate principal amount, of which CO Acquisition, as lender holds approximately $5.5 million, and the Tranche B Term Loan is approximately $12.7 million in aggregate principal amount and is held in its entirety by CO Acquisition. Both tranches were advanced in full on the closing date. The Tranche A maturity date is December 31, 2031, and the Tranche B maturity date is December 31, 2033. The loans bear interest at a fixed rate of 12.0% per annum. Interest is payable semi-annually. The outstanding principal balance is due in full for each tranche on its respective maturity date. If the loans are prepaid or accelerated on or before June 19, 2026, the borrowers must pay a make-whole amount equal to all interest that would have accrued through June 19, 2026. The loans are secured by a first-priority lien on substantially all assets of NewCo and its existing subsidiaries, except for those assets described therein as excluded assets.
The Agent serves as collateral agent under the indenture formerly governing the terms of the Schwazze Senior Secured Notes and administrative agent under the CO Acquisition LSA. Chicago Atlantic Financial Securities, LLC serves as administrative agent under the LSA. Mr. Mazarakis is a partner of CAG, an affiliate of the Agent and Chicago Atlantic Financial Securities, LLC.
On April 8, 2026, the Company entered into a securities purchase agreement (the “SPA”) by and among the Company, Prolific Supply LLC, an indirect wholly owned subsidiary of the Company (“Buyer”), The Scotts Miracle-Gro Company (“Scotts”), and SMG Growing Media LLC, an indirect wholly owned subsidiary of Scotts (“Seller”). Pursuant to the SPA, Buyer agreed to purchase from Seller all of the issued and outstanding equity interests of Hawthorne, which, as of closing, owns 100% of the equity interests of HGCI LLC and Hawthorne Hydroponics LLC. The transaction closed concurrently with the execution of the SPA on April 8, 2026.
Pursuant to the SPA, the Company issued to Good Dog Holdings LLC, as the Seller’s designee (the “Seller Designee”), 213,000,000 Subordinate Voting Shares at a deemed value of $0.60 per share, subject to customary post-closing price adjustments with 5,000,000 of such Subordinate Voting Shares having been delivered to Odyssey Trust Company in its capacity as escrow agent for satisfaction of such adjustments. Additionally, pursuant to the SPA, the Company executed and delivered to the Seller Designee a warrant agreement to purchase 80,000,000 Subordinate Voting Shares at an exercise price of $0.85 (the “Warrants”). The Warrants are immediately exercisable and expire five years from the date of issuance. As of April 8, 2026, Seller Designee beneficially owned 15.7% of the Subordinate Voting Shares and 15.4% of the Company’s total capital stock.
The Company and director nominee, Christopher Hagedorn, are expected to enter into a Consulting Agreement (the “Consulting Agreement”) pursuant to which Mr. Hagedorn will perform the duties and responsibilities as the Company may assign him from time to time. As compensation for the services provided, it is expected that the Company will issue to Mr. Hagedorn, on each of the next four anniversary dates of the effective date of the Consulting Agreement, Subordinate Voting Shares (or equivalent common shares should Subordinate Voting Shares cease to be available for issuance) equal to $2,500,000 divided by the 90-day VWAP of the Subordinate Voting Shares as of such anniversary date (the “Compensatory Equity Awards”). Each such issuance will be subject to approval by the Board and compliance with applicable securities laws and the rules and policies of the CSE. The term of the Consulting Agreement is expected to begin on the closing date of the acquisition of Hawthorne by Vireo and to continue until terminated in accordance with the Consulting Agreement. Pursuant to the Consulting Agreement, the Company may terminate Mr. Hagedorn’s services at any time, for any reason upon 30 days advance written notice (“Termination for Convenience”), or for “Cause,” which means that any of the following has occurred: (i) commission of a felony or failure to contest prosecution for a felony or violation of any statute, rule that would preclude the provision of services to a cannabis business; (ii) any material breach of the Consulting Agreement or any other material agreement with the Company (or any affiliate); or (iii) engagement in material unethical practices, dishonesty or disloyalty in connection with the services under the Consulting Agreement, any of which in the reasonable, good faith judgment of the Company is harmful to its business or reputation. In the event of a Termination for Convenience, Mr. Hagedorn will continue to be eligible to receive issuance of the Compensatory Equity Awards in consideration for services rendered prior to such termination and Mr. Hagedorn’s continuing obligations under the Consulting Agreement. In the event of a termination for Cause, Mr. Hagedorn will not be eligible to receive any unissued Compensatory Equity Awards. As of the date of this Circular, the Consulting Agreement has not been entered into by the Company and Mr. Hagedorn. The final terms of the Consulting Agreement are subject to the Board’s approval.

Prior to his appointment as the Company’s Chief Financial Officer, Tyson Macdonald represented Deep Roots in the Deep Roots Merger as a Managing Partner for TrueRise Capital, which provided strategic financial advisory services to Deep Roots in connection with the Deep Roots Merger. Mr. Macdonald owns 60% of the equity interests of TrueRise Capital. TrueRise Capital was paid a fee equal $1,500,000 at closing of the Deep Roots Merger.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
Other than as set forth herein, management of Vireo is not aware of any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, of any person who has been a director or executive officer of Vireo at any time since the beginning of Vireo’s last financial year or of any associate or affiliate of any such persons, in any matter to be acted upon at the Meeting.
DISTRIBUTION OF CERTAIN DOCUMENTS
The Annual Report, including the 2025 Audited Financial Statements and related management’s discussion and analysis contained therein, for financial and other information about us, and this Circular, are available on the internet as set forth in the Notice of Internet Availability. The Annual Report is not part of this Circular.
We are required to file annual, quarterly, and current reports; proxy statements; and other reports with the SEC. Copies of these filings are available through our website at investors.vireogrowth.com/financials/regulatory-filings, on the SEC’s website at www.sec.gov and on Vireo’s profile on SEDAR+ at www.sedarplus.ca.
Additional information relating to the Company is available on SEDAR+ at www.sedarplus.ca and on the Company’s website at vireogrowth.com. Financial information is provided in the Company’s comparative audited financial statements and management’s discussion and analysis for the Company’s most recently completed financial year, which are also available on SEDAR+.
We will furnish copies of our filings (without exhibits), including this Circular and the Annual Report, which includes the 2025 Audited Financial Statements and related management’s discussion and analysis contained therein, without charge to any Shareholder upon request to Investor Relations at 207 South 9th Street, Minneapolis, MN 55402 USA, or by e-mail request to investor@vireogrowth.com.
APPROVAL OF THE BOARD
The contents of this Circular and the sending thereof to each director of Vireo, each Shareholder entitled to Notice of Meeting to which this Circular relates and to the auditors of Vireo has been approved by the Board.
DATED April 16, 2026.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ John Mazarakis
Name: John Mazarakis
Title: Chief Executive Officer and Co-Executive Chairman of the Board

SCHEDULE “A”

CHARTER OF THE AUDIT COMMITTEE OF
THE BOARD OF DIRECTORS OF VIREO HEALTH INTERNATIONAL, INC.
1.	ROLE AND OBJECTIVE
The Audit Committee (the “Committee”) is appointed by and reports to the board of directors (the “Board”) of Vireo Health International, Inc. (the “Company”). The Committee assists the Board in fulfilling its oversight responsibilities relating to accounting and financial reporting processes and internal controls for the Company and the audits of its financial statements, and in ensuring the adequacy and effectiveness of the Company’s risk management programs.
The Committee members must, to the best of their abilities and knowledge and acting reasonably, meet all applicable legal, regulatory and listing requirements, including, without limitation, those of any stock exchange on which the Company’s shares are listed and the Business Corporations Act (British Columbia) (the “BCBCA”), and all applicable securities regulatory authorities.
2.	COMPOSITION
•	The Committee is composed of three or more directors, as designated by the Board from time to time.
•
All members of the Committee must qualify as “independent” and all must be financially literate (as such terms are defined under applicable securities laws, the BCBCA and exchange requirements for audit committee purposes). One member of the Committee should qualify as an “audit committee financial expert” under Section 407 of the U.S. Sarbanes-Oxley Act of 2002.

•	Each member of the Committee must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.
•
Members of the Committee may not accept directly or indirectly any consulting, advisory, or other compensatory fee from the Company or any subsidiary thereof, provided that, unless the rules of the exchange on which the Company’s shares are listed provide otherwise, compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the Company (provided that such compensation is not contingent in any way on continued service); or be an affiliated person of the Company or any subsidiary thereof.

•	Members of the Committee shall not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years.
•
Members of the Committee will be appointed annually at a meeting of the Board, typically held immediately after the annual shareholders’ meeting. Each member will serve until his or her successor is appointed unless (1) he or she resigns or is removed by the Board or (2) he or she otherwise ceases to be a director of the Company. Any member may be removed or replaced at any time by the Board.

•	Where a vacancy occurs at any time in the membership of the Committee, it may be filled by a vote of a majority of the Board.
•
The Chair of the Committee may be designated by the Board or, if it does not do so, the members of the Committee shall elect a chair by vote of a majority of the full Committee membership. The Chair of the Committee must be an independent director (as described above).

•	If the Chair of the Committee is not present at any meeting of the Committee, a majority of the Committee members who are present will choose one of the other members of the Committee to preside.
•
The Committee must appoint a secretary (the “Secretary”) who need not be a member of the Committee or a director of the Company. The Secretary must keep minutes of the meetings of the Committee. This role is normally filled by the Secretary or Assistant Secretary of the Company.

•	No Committee member may simultaneously serve on the audit committees of more than two other public companies with active business operations or significant assets.
•	The members of the Committee may be entitled to receive such remuneration for acting as members of the Committee as the Board may from time to time determine.

3.	MEETINGS
•
The Committee must meet at least once each calendar quarter, at the discretion of the Chair or a majority of its members, as circumstances dictate or as may be required by applicable legal or listing requirements.

•	The Chair of the Committee must prepare and/or approve an agenda in advance of each meeting.
•	Notice of the time and place of every meeting may be given orally, in writing, by facsimile or by email to each member of the Committee at least two (2) business days prior to the meeting time.
•
A member of the Committee may in any manner waive notice of the meeting. Attendance of a member at a meeting constitutes waiver of notice of such meeting, except where a member attends a meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting was not lawfully called.

•
Any member of the Committee may participate in the meeting of the Committee by means of telephone conference, video conference or other communication equipment, and the member participating in a meeting pursuant to this paragraph will be deemed, for purposes hereof, to be present in person at the meeting.

•	A majority of Committee members who are present in person, by video conference, by telephone, or by a combination thereof, will constitute a quorum.
•
If within one hour of the time appointed for a meeting of the Committee, a quorum is not present, the meeting shall stand adjourned to the same hour on the second business day following the date of such meeting at the same place. If at the adjourned meeting a quorum as hereinbefore specified is not present within one hour of the time appointed for such adjourned meeting, such meeting shall stand adjourned to the same hour on the second business day following the date of such meeting at the same place. If at the second adjourned meeting a quorum as hereinbefore specified is not present, the quorum for the adjourned meeting shall consist of the members then present.

•	If and whenever a vacancy exists, the remaining members of the Committee may exercise all of its powers and responsibilities so long as a quorum remains in office.
•
At all meetings of the Committee, every issue must be decided by a majority of the votes cast. In case of an equality of votes, the matter will be referred to the Board for decision. Any decision or determination of the Committee reduced to writing and executed by all of the members of the Committee will be fully effective as if it had been made at a meeting duly called and held.

•	The Committee shall have the right to determine who shall and who shall not be present at any time during a meeting of the Committee.
•
The Committee shall meet periodically in executive session separately with each of the General Counsel and the head of internal audit, if any; the CEO and CFO are also expected to be available to attend meetings of the Committee, but a portion of every meeting will be reserved for executive session, without the CEO, CFO, General Counsel, head of internal audit, if any, or any other member of management, being present.

•
The Committee may by specific invitation have other persons in attendance, including such officers, directors and employees of the Company and its subsidiaries, and other persons, including internal auditors and the Company’s independent auditor (the “Independent Auditor”), as it may see fit, from time to time, to attend at meetings of the Committee.

•	The Board may at any time amend or rescind any of the provisions hereof, or cancel them entirely, with or without substitution.
•	Minutes of Committee meetings will be sent to all Committee members.
•	The Chair of the Committee must report the Committee’s findings, activities and recommendations to the Board.

4.	RESOURCES AND AUTHORITY
•
The Committee has full access to the officers and employees of the Company and its subsidiaries and to such information with respect to the Company and its subsidiaries as it considers necessary or advisable to perform its duties and responsibilities.

•	The Committee has the authority to obtain advice and assistance from internal or external legal, accounting or other advisors and resources, as it deems advisable to carry out its duties.
•
The Company shall provide appropriate funding, as determined by the Committee, for the payment of compensation to the Independent Auditor and any advisors engaged by the Committee, and for the payment of ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

•	The Committee has the authority to communicate directly with the Independent Auditor and internal auditors, with or without the participation of Company management.
5.	RESPONSIBILITIES
A.	Chair
To carry out his or her oversight responsibilities, the Chair of the Committee is responsible to do the following:
•
provide leadership to the Committee with respect to its functions as described in this Charter and as otherwise may be appropriate, including overseeing the logistics of the operations of the Committee;

•
chair meetings of the Committee, unless not present (including executive sessions), and report to the Board following each meeting of the Committee on the findings, activities and any recommendations of the Committee;

•	ensure that the Committee meets on a regular basis and at least four times per year;
•	in consultation with the Committee members, establish a Committee meeting calendar;
•	establish the agenda for each meeting of the Committee, with input from other Committee members, and any other parties, as applicable;
•	ensure that Committee materials are available to any director on request;
•
act as liaison and maintain communication with the Chair of the Board and the Board to optimize and coordinate input from Board members, and to optimize the effectiveness of the Committee. This includes, at least annually and at such other times and in such manner as the Committee considers advisable, reporting to the full Board on:

•	all proceedings and deliberations of the Committee;
•	the role of the Committee and the effectiveness of the Committee in contributing to the objectives and responsibilities of the Board as a whole; and
•	the principal operating and business risks identified by management and how each is either mitigated or managed.
•	ensure that the members of the Committee understand and discharge their duties and obligations;
•	foster ethical and responsible decision making by the Committee and its individual members;
•	encourage Committee members to ask questions and express viewpoints during meetings;
•	together with the Board, oversee the structure, composition, membership and activities delegated to the Committee from time to time;
•	ensure that resources and expertise are available to the Committee so that it may conduct its work effectively and efficiently and pre-approve work to be done for the Committee by consultants;
•	facilitate effective communication between members of the Committee and management; and
•	perform such other duties and responsibilities as may be delegated to the Chair by the Board from time to time.

B.	The Committee
In general, the Committee performs a number of roles including (i) assisting directors to meet their oversight responsibilities, (ii) enhancing communication between directors and the Independent Auditor, (iii) ensuring the independence of the Independent Auditor, (iv) increasing the credibility and objectivity of financial reports and (v) strengthening the role of the directors by facilitating in-depth discussions among directors, management and the Independent Auditor. The Committee has the specific duties and responsibilities set out below, as well as other such duties that are, in the opinion of the Board, consistent with the purpose of the Committee as stated above. The Committee has the authority to conduct any investigation appropriate to its responsibilities. The Committee has unrestricted access to the books and records of the Company and has the authority to retain, at the expense of the Company, special legal, accounting, or other consultants or experts to assist in the performance of the Committee’s duties.
The Committee is hereby delegated the duties and powers specified in Sections 224-226 of the BCBCA and, without limiting these duties and powers, the Committee will carry out the following responsibilities:
Financial Accounting and Reporting Process and Internal Controls
•
review the annual audited financial statements to satisfy itself that they are presented in accordance with U.S. Generally Accepted Accounting Principles (“GAAP” or “applicable Accounting Principles”), and report thereon to the Board and recommend to the Board whether the financial statements should be approved prior to their being filed with the appropriate regulatory authorities. The Committee will also review and approve the interim financial statements, management’s discussion and analysis relating to annual and interim financial statements, annual and interim financial press releases and any other public disclosure documents that are required to be reviewed by the Committee under any applicable law or regulation before the Company publicly discloses this information or files with the appropriate regulatory authorities. The Committee must discuss significant issues regarding applicable Accounting Principles, practices, and judgments of management with management and the Independent Auditor. The Committee must satisfy itself that the information contained in the annual audited financial statements, the interim financial statements and management’s discussion and analysis relating to such annual and interim financial statements is not significantly erroneous, misleading or incomplete and that the audit and review functions have been effectively carried out;

•
review management’s internal control report. In consultation with the Independent Auditors, the Committee will assess the integrity of management’s risk assessments and oversee the adequacy and effectiveness of internal controls over financial reporting and disclosure controls and procedures and ensure implementation of such controls and procedures;

•
be satisfied that adequate procedures are in place for the review of the Company’s public disclosure of financial information extracted or derived from the Company’s financial statements, and periodically assess the adequacy of these procedures;

•
meet no less frequently than annually with the Independent Auditors and the CFO or other principal financial officer of the Company in charge of financial matters, to review accounting practices, internal controls and such other matters as the Committee, CFO or other principal financial officer of the Company, deems appropriate;

•
inquire of management and the Independent Auditors about significant risks or exposures, both internal and external, to which the Company may be subject, and assess the steps management has taken to minimize such risks;

•	review the post-audit or management letter containing the recommendations of the Independent Auditors and management’s response and subsequent follow-up to any identified weaknesses;
•	oversee the Company’s plans to adopt changes to policy choices under applicable Accounting Principles, and related disclosure obligations;
•
in consultation with the Board, ensure that there is an appropriate standard of conduct and ethics including applicable to the Company, if necessary, adopting and overseeing a corporate code of ethics for senior financial personnel;

•	establish procedures for the receipt, retention and treatment of:
•	complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and
•	confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting, internal accounting controls or auditing matters; and
•	establish and review related party transaction policies and review and approve related-party transactions entered into by the Company.
Internal Auditors
•	oversee the Company’s internal audit function;
•	annually review and approve the internal audit plan including scope, procedures, timing and staffing of the audit;
•
review the results of the annual audit with the head of internal audit, including matters related to the conduct of the audit, and receive and review the head of internal audit’s interim review reports;

•	oversee the internal audit budget and staffing;
•	oversee the appointment and compensation of the head of internal audit. The head of internal audit will report functionally directly to the Committee and administratively to the CEO.
Independent Auditors
•	be directly responsible for the appointment, compensation and retention of the Independent Auditor.
•	recommend to the Board (and, if required by applicable law, regulation or listing requirement, for approval by shareholders) the selection, appointment and compensation of the Independent Auditors;
•	ensure the lead audit partner at the Independent Auditor is replaced in compliance with applicable laws;
•	directly oversee the work of the Independent Auditors, including the resolution of disagreements between management and the Independent Auditors regarding financial reporting;
•
with reference to the procedures outlined separately in “Procedures for Approval of Non-Audit Services” (attached hereto as Appendix ‘A’), pre-approve all audit and non-audit services not prohibited by law to be provided by the Independent Auditors;

•
monitor and assess the relationship between management and the Independent Auditors and monitor, confirm, support and assure the independence and objectivity of the Independent Auditors, including ensuring receipt from the Independent Auditor of a formal written statement delineating all relationships between the Independent Auditor and the Company and actively engaging in a dialogue with the auditor about any disclosed relationships or services that may impact the objectivity and independence of the Independent Auditor;

•	review and approve the Independent Auditors’ audit plan, including scope, procedures, estimated fees, timing and staffing of the audit;
•	review the results of the annual audit with the Independent Auditors, including matters related to the conduct of the audit, and receive and review the auditor’s interim review reports;
•
obtain timely reports from the Independent Auditors describing critical accounting policies and practices, alternative treatments of information within applicable Accounting Principles that were discussed with management, their ramifications, and the Independent Auditors’ preferred treatment and material written communications between the Company and the Independent Auditors;

•	review fees paid by the Company to the Independent Auditors and other professionals in respect of audit and non-audit services on an annual basis; and
•	review and approve the Company’s hiring policies regarding partners, employees and former partners and employees of the present and former auditors of the Company.

Other Responsibilities
•	perform any other activities consistent with this Charter and governing law, as the Committee or the Board deems necessary or appropriate;
•	institute and oversee special investigations, as needed; and
•	review and assess the adequacy of this Charter annually and submit any proposed revisions to the Board for approval.
As adopted by the Board of Directors on November 19, 2020

APPENDIX A

Procedures for Approval of Non-Audit Services
1.	The external auditors to Vireo Health International, Inc. (the “Company”) must be prohibited from performing for the Company the following categories of non-audit services:
a.	bookkeeping or other services related to the Company’s accounting records or financial statements;
b.	financial information systems design or implementation;
c.	appraisal or valuation services, fairness opinion or contributions-in-kind reports;
d.	actuarial services;
e.	internal audit outsourcing services;
f.	management functions;
g.	human resources services;
h.	broker or dealer, investment adviser or investment banking services;
i.	legal services;
j.	expert services unrelated to the audit; and
k.	any other service that the Canadian Public Accountability Board, the Public Company Accounting Oversight Board or any other applicable regulatory authority determines is impermissible.
2.
In the event that the Company wishes to retain the services of the Company’s external auditors for minimal non-audit services (e.g. tax compliance, tax advice or tax planning), the Chief Financial Officer of the Company must consult with the Chair of the Audit Committee of the Board of Directors (the “Committee”), who must have the authority to approve or disapprove on behalf of the Committee, such non-audit services in accordance with the requirements set forth under the “Exemption for minimal non-audit services” provided by Section 2.3 (4) of National Instrument 52-110 - Audit Committees, whereby

a.
the aggregate fees paid for all the non-audit services that are not approved by the Committee is reasonably expected to constitute no more than five per cent of the aggregate fees paid by the Company and its subsidiary entities to the Company’s external auditor during the financial year in which the services are provided;

b.	the Company or the subsidiary entity of the issuer, as the case may be, did not recognize the services as non-audit services at the time of the engagement; and
c.	once recognized as non-audit services, the services are promptly brought to the attention of the Committee of the issuer and approved, prior to the completion of the audit, by the Committee.
3.	All other non-audit services must be approved or disapproved by the Committee as a whole as set forth herein.
4.
The Chief Financial Officer of the Company must maintain a record of non-audit services approved by the Chair of the Committee or the Committee for each fiscal year and provide a report on non-audit services to the Committee no less frequently than on a quarterly basis.

SCHEDULE “B”
SECOND AMENDMENT TO EMPLOYMENT AGREEMENT
This Second Amendment to Employment Agreement (“Second Amendment”) is made effective as of April 1, 2026 (the “Second Amendment Effective Date”) by and between Vireo Growth Inc., a British Columbia corporation (the “Company”) and John Mazarakis, an individual residing in the State of Florida (“Employee”) (collectively “Parties” or individually “Party”).
RECITALS
WHEREAS, the Company and Employee entered into an Employment Agreement dated December 17, 2024 (the “Original Agreement”);
WHEREAS, the Company and Employee entered into the First Amendment to Employment Agreement dated March 6, 2025 (the “First Amendment”);
WHEREAS, the Parties wish to modify the terms and conditions of certain incentive compensation arrangements otherwise set forth in the Original Agreement and the First Amendment;
WHEREAS, the Parties wish to amend the Original Agreement as amended by the First Amendment as set forth in this Second Amendment.
NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, the receipt and sufficiency of which are hereby acknowledged, the Company and Employee, intending legally to be bound, hereby agree as follows:
AGREEMENT
1. Base Salary. Section 4.1 of the Original Agreement is hereby deleted and the following is substituted therefor:
4.1 Base Salary. As of the Effective Date, the Company agrees to pay or to cause an affiliate to pay Employee an annual base salary of $1.00 USD (the “Base Salary”), which will be paid to the Employee on the payroll date next following the Effective Date and on each payroll date next following the anniversary of the Effective Date during the Term. Notwithstanding the foregoing, the Base Salary shall be increased to $2,250,000 USD as of the earlier of: (i) the first day of the month following the date that the Company has a market capitalization of not less than $1 billion USD determined using 90-day volume weighted average price of the Company’s Subordinate Voting Shares, or (ii) January 1, 2027. Thereafter, the Employee’s Base Salary shall be subject to increase, but not decrease, as determined by the Board from time to time.
2. Annual Equity Awards. Section 4.2 of the Original Agreement, as amended by the First Amendment, is hereby further amended by deleting Section 4.2(a) and substituting the following therefor:
(a)  Annual Equity Awards. On the Effective Date and on each anniversary of the Effective Date during the Term, the Company shall issue to the Employee 3,200,000 Subordinate Voting Shares of the Company (or equivalent common shares should Subordinate Voting Shares cease to be available for issuance) (the “Annual Incentive Shares”). In addition, commencing as of January 1, 2027, and continuing for each of the next 4 subsequent calendar years, the Company shall issue to the Employee an additional 10,000,000 Subordinate Voting Shares of the Company (or equivalent common shares should Subordinate Voting Shares cease to be available for issuance) (the “Additional Annual Incentive Shares”). The Additional Annual Incentive Shares shall be issued at the same time that the Company otherwise issues annual incentive awards to similarly situated senior executives of the Company or, in the absence of such issuance, on or about each anniversary of the Second Amendment Effective Date. Notwithstanding the foregoing, the Additional Annual Incentive Shares will not be issued unless the average daily trading volume (“ADTV”) for the Company’s Subordinate Voting Shares for the 20-trading day period preceding the date of issuance is at least equal to 900,000 shares. The Annual Incentive Shares and the Additional Annual Incentive Shares shall be fully vested when issued. The Company will provide reasonable assistance to the Employee to facilitate the disposition or withholding of a sufficient number of Annual Incentive Shares and Additional Annual Incentive Shares in order to satisfy the Employee’s tax and withholding obligations with respect to such Annual Incentive Shares and Additional Annual Incentive Shares in a manner reasonably acceptable to the Employee.

3. Equity and Incentive Compensation. Section 4.2 of the Original Agreement as amended by the First Amendment is hereby further amended by the addition of the following immediately following existing Section 4.2(f):
(g) Additional Equity Awards. The Company shall issue the Employee the following awards (collectively, the “Growth Equity Awards”) on the terms and conditions set forth below within thirty (30) days of the Second Amendment Effective Date following the receipt of approval by the Board and subject to disinterested shareholder approval in accordance with the policies of the Canadian Securities Exchange (including, without limitation, CSE Policy 6 – Distributions & Corporate Finance):
i.  Phase 1 Awards. The Company shall issue to the Employee Restricted Share Units settled in a number of Subordinate Voting Shares of the Company (or equivalent common shares should Subordinate Voting Shares cease to be available for issuance) equal to 1.5% of the fully diluted equity of the Company determined as of the date the Phase 1 Performance Criteria are satisfied or, if earlier, as of the date of vesting specified in Section 4.2(g)(v) below (the “Phase 1 RSUs”). The Phase 1 RSUs shall become vested upon the first day of the month following the date that all of the following criteria are satisfied and that occurs after December 31, 2029: (i) the Company has a market capitalization of not less than $1 billion USD determined using 90-day volume weighted average price of the Company’s Subordinate Voting Shares, (ii) the Company has a net leverage ratio of less than 3.0x (where net leverage is determined by dividing the difference between the Company’s total consolidated indebtedness for borrowed money and the Company’s total consolidated cash by the trailing twelve month adjusted EBITDA), (iii) the Company’s trailing twelve month adjusted EBITDA is not less than $100,000,000 USD, (iv) there has been no material equity issuance within the prior 12 months other than in connection with any mergers, acquisitions, consolidations or similar transactions by the Company, (v) the adjusted EBITDA is not less than $0.096 USD per share, and (vi) the 20-day ADTV for the Company’s Subordinate Voting Shares is at least equal to 900,000 (the “Phase 1 Performance Criteria”). In the event that the Phase 1 Performance Criteria are satisfied prior to December 31, 2029, the Phase 1 RSUs will become vested in substantially equal installments as of the end of each calendar quarter following the date upon which the Phase 1 Performance Criteria are satisfied through January 1, 2030, subject to continued service with the Company except as otherwise provided by Section 4.2(g)v) below.
ii.  Phase 2 Awards. The Company shall issue to the Employee Restricted Share Units settled in a number of Subordinate Voting Shares of the Company (or equivalent common shares should Subordinate Voting Shares cease to be available for issuance) equal to 2.5% of the fully diluted equity of the Company determined as of the date the Phase 2 Performance Criteria are satisfied or, if earlier, as of the date of vesting specified in Section 4.2(g)(v) below (the “Phase 2 RSUs”). The Phase 2 RSUs shall become vested upon the first day of the month following the date that all of the following criteria are satisfied and that occurs after December 31, 2029: (i) the Company has a market capitalization of not less than $1.25 billion USD determined using 90-day volume weighted average price of the Company’s Subordinate Voting Shares, (ii) the Company has a net leverage ratio of less than 3.0x (where net leverage is determined by dividing the difference between the Company’s total consolidated indebtedness for borrowed money and the Company’s total consolidated cash by the trailing twelve month adjusted EBITDA), (iii) the Company’s trailing twelve month adjusted EBITDA is not less than $150,000,000 USD, (iv) the adjusted EBITDA is not less than $0.1199 USD per share, and (v) the 20-day ADTV for the Company’s Subordinate Voting Shares is at least equal to 900,000 (the “Phase 2 Performance Criteria”). In the event that the Phase 2 Performance Criteria are satisfied prior to December 31, 2029, the Phase 2 RSUs will become vested in substantially equal installments as of the end of each calendar quarter following the date upon which the Phase 2 Performance Criteria are satisfied through January 1, 2030, subject to continued service with the Company except as otherwise provided by Section 4.2(g)(v) below.
iii. Phase 3 Awards. The Company shall issue to the Employee Restricted Share Units settled in a number of Subordinate Voting Shares of the Company (or equivalent common shares should Subordinate Voting Shares cease to be available for issuance) equal to 2.5% of the fully diluted equity of the Company determined as of the date the Phase 3A Performance Criteria are satisfied or, if earlier, as of the date of vesting specified in Section 4.2(g)(v) below (the “Phase 3A RSUs”) and 2.5% of the fully diluted equity of the Company determined as of the date the Phase 3B Performance Criteria are satisfied or, if earlier, as of the date of vesting specified in Section 4.2(g)(v) below (the “Phase 3B RSUs”). The Phase 3A RSUs shall become vested upon the first day of the month following the date that all of the following criteria are satisfied and that occurs after December 31, 2029: (i) the Company has a market capitalization of not less than $1.75 billion

USD determined using 90-day volume weighted average price of the Company’s Subordinate Voting Shares, (ii) the Company has a net leverage ratio of less than 3.0x (where net leverage is determined by dividing the difference between the Company’s total consolidated indebtedness for borrowed money and the Company’s total consolidated cash by the trailing twelve month adjusted EBITDA), (iii) the Company’s trailing twelve month adjusted EBITDA is not less than $200,000,000 USD, (iv) the total shareholder return is not less than 65% where the beginning share price is equal to the volume weighted average share price for the 90-day period ending on December 31, 2025, and the ending share price is determined using the 90-day volume weighted average price of the Company’s Subordinate Voting Shares, and (v) the 20-day ADTV for the Company’s Subordinate Voting Shares is at least equal to 900,000 (the “Phase 3A Performance Criteria”). In the event that the Phase 3A Performance Criteria are satisfied prior to December 31, 2029, the Phase 3A RSUs will become vested in substantially equal installments as of the end of each calendar quarter following the date upon which the Phase 3A Performance Criteria are satisfied through January 1, 2030. The Phase 3B RSUs shall become vested as of the first day of the month following the date that all of the following criteria are satisfied and that occurs after December 31, 2029: (i) the Company has a market capitalization of not less than $2 billion USD determined using 90-day volume weighted average price of the Company’s Subordinate Voting Shares, (ii) the Company has a net leverage ratio of less than 3.0x (where net leverage is determined by dividing the difference between the Company’s total consolidated indebtedness for borrowed money and the Company’s total consolidated cash by the trailing twelve month adjusted EBITDA), (iii) the Company’s trailing twelve month adjusted EBITDA is not less than $200,000,000 USD, (iv) the total shareholder return is not less than 100% where the beginning share price is equal to the volume weighted average share price for the 90-day period ending on December 31, 2025, and the ending share price is determined using the 90-day volume weighted average price of the Company’s Subordinate Voting Shares, and (v) the 20-day ADTV for the Company’s Subordinate Voting Shares is at least equal to 900,000 (the “Phase 3B Performance Criteria”). In the event that the Phase 3B Performance Criteria are satisfied prior to December 31, 2029, the Phase 3B RSUs will become vested in substantially equal installments as of the end of each calendar quarter following the date upon which the Phase 3B Performance Criteria are satisfied through January 1, 2030, subject to continued service with the Company except as otherwise provided by Section 4.2(g)(v) below.
iv. Clawback. Following the vesting of any of the Performance-Vested RSUs set forth in Section 4.2(b)(ii) above, or any of the Growth Equity Awards set forth in Sections 4.2(g)(i), (ii) or (iii) above, in the event that the Company’s actual AEBITDA is below any applicable AEBITDA threshold in the case of any Performance Vested RSUs or below any applicable total EBITDA threshold in the case of any Growth Equity Awards as of the end of the 12-month period following the applicable vesting date and Employee remains the Chief Executive Officer of the Company as of such date, then the Employee shall be required to return the number of Company’s Subordinate Voting Shares having an aggregate value equal to the lower of: (1) 50% of the value of the number of Company’s Subordinate Voting Shares that originally became vested as the result of the achievement of the applicable threshold determined (using the 90-day volume weighted average price of the Company’s Subordinate Voting Shares) as of the vesting date, or (2) 50% of the value of the number of Company’s Subordinate Voting Shares that originally became vested as the result of the achievement of the applicable threshold determined (using the 90-day volume weighted average price of the Company’s Subordinate Voting Shares) as of the last day of such 12-month period, or to repay the Company the cash equivalent of such number of shares. With respect to any Shares subject to the holding period requirement in Section 4(d) below and the provisions of this Section, the Employee may make a Code Section 83(b) election at the time Shares are received upon vesting to ensure that the Shares are taxable at settlement without regard to the provisions of this Section 4.2(g)(iv).
v.  Vesting Acceleration. Vesting will accelerate and the Growth Equity Awards (all 3 Phases) will be 100% vested in the event that the Employee is terminated by the Company for any reason other than for Cause, upon a resignation by the Employee for Good Reason, upon the Employee’s death or Disability or upon the consummation of a transaction constituting a Change in Control that leads to a combined Enterprise Value of 2.5 billion USD or more. The award of the Growth Equity Awards may be subject to the terms of an award agreement reasonably acceptable to the Employee that otherwise conforms to the requirements of this Section.

4. Additional Conditions.
(a) Certification. The Compensation Committee of the Board or its designee shall determine the satisfaction of the performance criteria applicable to any award and the number of Subordinate Voting Shares issuable upon settlement of any such award, in each case in its reasonable discretion and such determinations shall be final and binding.
(b) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, arrangement, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares or other securities of the Company, or other change in the corporate structure of the Company affecting the shares or other securities of the Company occurs, the Company, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the equity awards provided to the Employee, will adjust the number and class of shares that may be delivered under this Second Amendment and/or the number, class, and price of shares covered by each outstanding award, and any performance thresholds denominated in shares otherwise set forth in this Second Amendment.
(c) Additional Documentation. The awards granted pursuant to this Second Amendment are standalone awards granted outside of any equity incentive plan of the Company and shall be governed solely by the terms and conditions of this Second Amendment and any applicable award agreement. Awards will be subject to the terms and conditions of a separate restricted share unit award which will include standard terms and conditions including without limitation, settlement of awards following vesting, restrictions on transfer and application of tax withholding and reporting, to be generally consistent with terms included in restricted stock unit award agreements used under the Company’s 2019 Equity Incentive Plan. In that regard, settlement of vested Growth Equity Awards will occur as soon as administratively practicable (generally within 60 days) after the applicable vesting date, and the applicable award agreement will include terms consistent with this intent and the intent that the Growth Equity Awards either be exempt from, or comply with, the requirements of Section 409A of the Code.
(d) Resale Restrictions. All Subordinate Voting Shares issued to Employee pursuant to this Second Amendment, including without limitation the Annual Incentive Shares, the Additional Annual Incentive Shares and any shares issued in settlement of the Growth Equity Awards, (i) shall be subject to a Canadian hold period of four months and one day from the date of issuance (or such other period as may be prescribed by applicable Canadian securities laws and the policies of the Canadian Securities Exchange), and (ii) shall be “restricted securities” (as such term is defined in Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”)), subject to restrictions on transfer without registration under the Securities Act and all applicable state securities laws or compliance with the requirements of an exemption therefrom. The Employee acknowledges that certificates or direct registration statements representing such shares shall bear or be subject to legends or notations reflecting the applicable resale restrictions.
5. General. All capitalized terms used but not defined in this Second Amendment shall have the meanings ascribed in the Original Agreement and the First Amendment, as applicable. All provisions of the Original Agreement and the First Amendment not expressly modified by this Second Amendment are hereby ratified and confirmed.
[Signature page follows]

THIS SECOND AMENDMENT TO EMPLOYMENT AGREEMENT was voluntarily and knowingly executed by the Parties effective as of the Second Amendment Effective Date first set forth above.

VIREO GROWTH INC.

/s/ Kyle Kingsley
By:	Kyle Kingsley
Its:	Co-Executive Chairman of the Board

EMPLOYEE:

/s/ John Mazarakis
John Mazarakis

[Signature Page to Employment Agreement]

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 27, 2026 or if the Meeting is postponed or adjourned, at least 48 hours (excluding non-business days) prior to the date of the postponed or adjourned Meeting. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/VREOF2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 27, 2026 or if the Meeting is postponed or adjourned, at least 48 hours (excluding non-business days) prior to the date of the postponed or adjourned Meeting. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V92310-P51035

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VIREO GROWTH INC. (THE "COMPANY")

The Board of Directors recommends you vote FOR Item 1.

	For	Against	Abstain
1. To fix the number of directors of the Company to be elected at seven.	☐	☐	☐

The Board of Directors recommends you vote FOR each of the listed nominees.

2. **Election of Directors.** To elect Dr. Kyle E. Kingsley, Ross M. Hussey, Victor E. Mancebo, Judd T. Nordquist, John Mazarakis, Michael Steiner and Christopher J. Hagedorn as directors of the Company to take office immediately following the Meeting.

Nominees:	For	Withhold
2a. Dr. Kyle E. Kingsley	☐	☐
2b. Ross M. Hussey	☐	☐
2c. Victor E. Mancebo	☐	☐
2d. Judd T. Nordquist	☐	☐
2e. John Mazarakis	☐	☐
2f. Michael Steiner	☐	☐
2g. Christopher J. Hagedorn	☐	☐

The Board of Directors recommends you vote FOR Item 3.

The Board of Directors recommends you vote FOR Item 4.

The Board of Directors recommends you vote FOR Item 5.

The Board of Directors recommends you vote FOR Item 6.

NOTE: To transact such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V92311-P51035

VIREO GROWTH INC.
ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS
MAY 29, 2026 10:00 A.M. CENTRAL TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The shareholder(s) hereby appoint(s) Tyson Macdonald and John Mazarakis, or either of them, as proxies and attorneys-in-fact, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the subordinate voting shares and multiple voting shares of VIREO GROWTH INC. that the shareholder(s) is/are entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual General and Special Meeting of Shareholders to be held at 10:00 a.m. Central Time, on May 29, 2026, at www.virtualshareholdermeeting.com/VREOF2026, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted "FOR" each nominee for director listed in Proposal 2, "FOR" Proposals 1, 3, 4, 5 and 6, and in the discretion of the proxies upon such other business as may properly come before the meeting or any adjournment(s) thereof.

The shareholder(s) has/have the right to appoint a person or company to represent the shareholder(s) at the Annual General and Special Meeting other than the persons designated in this form of proxy. To appoint a person other than Tyson Macdonald and John Mazarakis, please strike out their printed names and clearly print the name of the chosen proxyholder here: ___________________.

Continued and to be signed on the reverse side